UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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ASTRA SPACE, INC.
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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Astra Space, Inc.
2022 Annual Meeting of Stockholders and Proxy Statement
April 28, 2022
Fellow Stockholders:
I cordially invite you to attend the 2022 annual meeting of stockholders (the “Annual Meeting”) of Astra Space, Inc., which will be held on June 1, 2022, at 9:00 a.m., Pacific Time at www.virtualshareholdermeeting.com/ASTR2022. The Annual Meeting is being held virtually as part of our precautions regarding the ongoing COVID-19 pandemic and to support the health and well-being of our stockholders, directors, officers, employees, members of our community and the general public.
Attached to this letter are the Notice of Annual Meeting of Stockholders and Proxy Statement, which describe the business to be conducted at the Annual Meeting. These proxy materials are being sent to our stockholders of record at the close of business on April 29, 2022. The Proxy Statement also contains instructions on how to access our Proxy Statement and Annual Report online, along with providing directions on how vote online, by mail, or by telephone.
Your vote is important. Whether or not you plan to attend the Annual Meeting, we hope you will vote as soon as possible.
On behalf of the Board of Directors and management, it is my pleasure to express our appreciation for your continued support.
Sincerely,

Chris Kemp
Chairman of the Board and Chief Executive Officer
THIS PROXY STATEMENT AND THE PROXY CARD ARE
BEING DISTRIBUTED ON OR ABOUT APRIL 29, 2022.

Astra Space, Inc.
1900 Skyhawk Street, Alameda, California 94501
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
When: Wednesday, June 1, 2022, 9:00 a.m. Pacific Time
Where: Via the Internet at www.virtualshareholdermeeting.com/ASTR2022
We are pleased to invite you to join our Board of Directors and leadership team at the 2022 annual meeting of stockholders (the “Annual Meeting”) of Astra Space, Inc. (the “Company”). The Annual Meeting will be a completely virtual meeting, which will be conducted via live Internet webcast. You will be able to attend the Annual Meeting online and submit your questions during the meeting by visiting www.virtualshareholdermeeting.com/ASTR2022. For more information about the Annual Meeting, including how stockholders can ask questions during the Annual Meeting, please see page 60 of the accompanying Proxy Statement.
ITEMS OF BUSINESS:
1.	To elect one Class II director to serve until our 2025 Annual Meeting of Stockholders.
2.	To approve an amendment to the Astra Space, Inc. Omnibus Incentive Plan to increase the number of shares of Class A common stock authorized for issuance under the Plan by 6,000,000 shares.
3.	To ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2022.
4.	To approve, on a non-binding advisory basis, the compensation of our named executive officers.
5.	To approve, on a non-binding advisory basis, the frequency of the non-binding advisory vote on executive compensation.
RECORD DATE:
You are entitled to vote if you were a stockholder of record at the close of business on April 21, 2022.
HOW TO VOTE:
Even if you plan to participate in the Annual Meeting, please vote right away using one of the following advance voting methods. Please ensure you have your proxy card or voting instruction form in hand and follow the instructions on the card or form.
Via the Internet before the Annual Meeting:
You may vote at www.proxyvote.com, 24 hours a day, 7 days a week, up until 11:59 p.m. Eastern Time on May 31, 2022.
By phone:
You may vote 24 hours a day, 7 days a week, up until 11:59 p.m. Eastern Time on May 31, 2022, by calling (800) 690-6903 from a touch-tone phone.
By mail:
If you received a paper copy of the materials, you may mark, sign, date and mail your proxy card or voting instruction card in the enclosed, postage-paid address envelope, as soon as possible as it must be received by the Company prior to 6:00 p.m. Eastern Time on May 31, 2022, the Annual Meeting date.
Via Remote Communication during the virtual Annual Meeting:
You can vote electronically during the Annual Meeting. To be admitted to the Annual Meeting, please visit www.virtualshareholdermeeting.com/ASTR2022. Stockholders or their legal proxies must enter the 16-digit control number found on their proxy card, voting instruction form, or other proxy materials. You can find instructions for voting online during the virtual Annual Meeting on page 60 of the accompanying Proxy Statement.
By Order of the Board of Directors,

Kelyn Brannon, Corporate Secretary

2022 ANNUAL MEETING OF STOCKHOLDERS

PROXY STATEMENT

PROXY STATEMENT SUMMARY
ANNUAL MEETING OF STOCKHOLDERS OF
ASTRA SPACE, INC.
TO BE HELD ON JUNE 1, 2022
This summary highlights information contained elsewhere in this Proxy Statement. This summary does not contain all of the information that you should consider before voting and you should read the entire Proxy Statement before you vote. For more complete information regarding Astra Space, Inc.’s 2021 performance, please review Astra Space Inc.’s Annual Report on Form 10-K (the “Form 10-K”) for the year ended December 31, 2021.
INTRODUCTION
The Board of Directors (the “Board”) of Astra Space, Inc. (“Astra,” the “Company,” “us,” “we,” “our” and any related terms) is soliciting proxies from stockholders for its use at the 2022 annual meeting of stockholders (the “Annual Meeting”), and at any adjournment or adjournments thereof. The Annual Meeting is scheduled to be held on June 1, 2022, at 9:00 a.m., Pacific Time, in a virtual meeting format at www.virtualshareholdermeeting.com/ASTR2022.
This Proxy Statement relates to the solicitation of proxies by the Board for use at the Annual Meeting.

PROPOSALS TO BE VOTED ON
Stockholders are being asked to vote on the following matters at the Annual Meeting:
Proposal	Board Recommendation
Proposal 1. Election of Director (Page 15)
The Board and the Nominating and Corporate Governance Committee believe that the director nominee, Scott Stanford, possesses the necessary qualifications, attributes, skills and experiences to provide advice and counsel to the Company’s management and effectively oversee the business and the long-term interests of our stockholders.
FOR the director nominee

Scott Stanford, as a Class II director, is nominated to serve for a period of three (3) years, which term will expire at the 2025 Annual Meeting of Stockholders.

Proposal 2. Approval of an amendment to the Astra Space, Inc. Omnibus Incentive Plan (the “Plan”) to increase the number of shares of Class A common stock authorized for issuance under the Plan by 6,000,000 shares (the “Plan Proposal”) (Page 21)

The Board has determined that is advisable for stockholders to approve the Plan Proposal to ensure that a sufficient reserve of shares remains available for issuance to allow the Company to continue using equity incentives at the levels Astra deems necessary to attract and retain the services of individuals believed to be essential to its long-term growth and financial success.
FOR

Proposal 3. Ratification of the appointment of PricewaterhouseCoopers LLP as Astra’s independent registered public accounting firm for the 2022 fiscal year (the “PwC Ratification Proposal”) (Page 27)
The Audit Committee and the Board believe that the retention of PricewaterhouseCoopers LLP (“PwC”) as the Company’s independent registered public accounting firm for the year ending December 31, 2022, is in the best interests of the Company and its stockholders. As a matter of good corporate governance, stockholders are being asked to ratify the Audit Committee’s selection of PwC.
FOR

Proposal 4. Approval, on a non-binding advisory basis, of executive compensation (the “Say on Pay Proposal”) (Page 28)
Astra seeks a non-binding advisory vote to approve the compensation of its named executive officers for 2021 as described in the Compensation Discussion and Analysis beginning on page 34, including the compensation tables and respective narrative discussion. The Board values stockholders’ opinions, and the Compensation Committee will take into account the outcome of the Say on Pay Proposal when considering future executive compensation decisions.
FOR

Proposal 5. Approval, on a non-binding advisory basis, of the frequency of the non-binding advisory vote to approve executive compensation (the “Say on Frequency Proposal”) (Page 29)
Astra seeks a non-binding advisory vote on how often the Company should include a vote to approve its executive compensation in its proxy materials for future annual stockholder meetings. Stockholders may vote to have the Say on Pay Proposal included every one year, two years, or three years or abstain from the vote.
THREE YEARS
WHERE TO FIND MORE INFORMATION
Please see the “Information about the Meeting and Voting” section below for important information about the proxy materials, record date, voting shares, and the Annual Meeting.

LEARN MORE ABOUT ASTRA
You can learn more about Astra, view our corporate governance materials, and much more by visiting our website, https://astra.com. Information contained on our website is not incorporated into or a part of this Proxy Statement.
Please also visit the Annual Meeting website at www.proxyvote.com to easily access the Company’s proxy materials or vote through the Internet.
FORWARD-LOOKING STATEMENTS
This Proxy Statement contains information that may constitute “forward-looking statements.” Generally, the words “believe,” “expect,” “intend,” “plan,” “seek,” “estimate,” “anticipate,” “project,” “will” and similar expressions identify forward-looking statements, which generally are not historical in nature. However, the absence of these words or similar expressions does not mean that a statement is not forward-looking. All statements that address operating performance, events or developments that we expect or anticipate will occur in the future, including statements expressing general views about future operating results, are forward-looking statements. Management believes that these forward-looking statements are reasonable as and when made. However, caution should be taken not to place undue reliance on any such forward-looking statements because such statements speak only as of the date when made. Astra undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. In addition, forward-looking statements are subject to certain risks and uncertainties that could cause Astra’s actual results to differ materially from historical experience and our present expectations or projections. These risks and uncertainties include, but are not limited to, those described in Part I, “Item 1A. Risk Factors” in our Form 10-K and those described from time to time in our future reports filed with the United States Securities and Exchange Commission (the “SEC”).
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS
The e-proxy rules of the U.S. Securities and Exchange Commission (the “SEC”) require companies to post their proxy materials on the Internet and permit them to provide only a Notice of Internet Availability of Proxy Materials to stockholders. For this Proxy Statement, we have chosen to follow the SEC’s “full set” delivery option and therefore, although we are posting a full set of our proxy materials (this Proxy Statement, our Form 10-K, and our form of Proxy Card (the “Proxy Card”)) online, we are also mailing a full set of our proxy materials to our stockholders. This Proxy Statement, the Form 10-K, and the Proxy Card are available at https://investor.astra.com.

PROXY STATEMENT
We are providing these proxy materials to you in connection with the solicitation of proxies by the Board for the Annual Meeting and for any adjournment or postponement of the Annual Meeting. The Annual Meeting will be held virtually via the Internet on Wednesday, June 1, 2022, 9:00 a.m. Pacific Time, at www.virtualshareholdermeeting.com/ASTR2022.
You are receiving this Proxy Statement because you own shares of our Class A common stock, par value $0.0001 per share, or shares of our Class B common stock, par value $0.0001 per share, in each case, which entitle you to vote at the Annual Meeting. By use of a proxy, you can vote whether or not you attend the Annual Meeting. This Proxy Statement describes the matters on which we would like you to vote and provides information on those matters.
ABOUT ASTRA
Astra’s mission is to launch a new generation of launch services and space services and products to Improve Life on Earth from Space.TM These services and products are enabled by new constellations of small satellites in Low Earth Orbit (“LEO”), which have rapidly become smaller, cheaper, and many times more numerous than legacy satellites. Launch vehicles, however, have not evolved in the same way — most rockets remain focused on serving legacy satellites and human spaceflight missions. As a result, we believe existing launch vehicles are too large, expensive, infrequently launched, and insufficiently responsive to meet the needs of the evolving space market.
We aim to solve this problem with the world’s first mass-produced dedicated orbital launch system. Our system consists of a small launch vehicle and mobile ground infrastructure that can fit inside standard shipping containers for rapid deployment anywhere in the world that our spaceports are located. Our rocket requires a launch site with little more than a concrete pad and only six Astra employees on-site, leveraging our highly automated launch operations. Our production system is designed to scale efficiently, which we expect to allow us to perform to hundreds of launches per year in the future. Our rocket’s payload capacity is tailored for the needs of modern LEO satellite constellations, allowing precise and rapid placement of individual satellites in their required orbits. We believe this makes Astra’s system more responsive and affordable than other launch alternatives for the thousands of LEO satellites planned in the coming decade.
We view launch services as the first phase of our product and service offerings, with the ultimate single goal of building the leading space platform. We intend to expand our product and service offerings to LEO operators to include launch services, space products and space services to achieve our space services platform model. Our integrated space services platform will allow our customers to focus on innovative applications rather than investing in bespoke satellite development and separately contracting launch services. Further details of our current and expected future service offerings are described in Part I, “Item 1 Business” of our Form 10-K.
ASTRA’S STRATEGY
Using our expertise in the mass production of small launch vehicles or rockets, we seek to provide customers with reliable, daily space delivery as well as turn-key space services. To accomplish this, we intend to:
•
Increase launch capability. We plan to demonstrate a monthly launch capability by the end of 2022 and approach a more frequent launch capability by the end of 2025. In order to achieve these milestones, we are accelerating our development and production efforts and exploring locations for additional launch sites based on our customers’ inclination needs.

•
Increase the payload of our rockets. We plan to increase the maximum payload capacity of our launch vehicle to meet the customer needs and demands through a process of iterative development and improvement.

•
Commence commercial launch operations. In November 2021, we successfully launched launch vehicle LV0007 to an altitude of 500 kilometers successfully demonstrating the orbital placement of a test payload. We commenced paid commercial launch operations in the first quarter of 2022.

•
Space Services offering. By 2023, we plan to commence offering an integrated spacecraft platform optimized for Astra’s launch vehicle and spacecraft. The goal is to allow our customers to focus on developing innovative payloads rather than designing or developing satellite buses or flying satellites.

Our ability to achieve these goals and objectives by our planned timelines are conditional upon a number of factors, including our ability to successfully and timely develop our launch vehicles and our ability to effectively market and sell our services and products. See Part I, Item 1A. “Risk Factors” in the Form 10-K and subsequent filings with the SEC for additional factors that could affect our ability to achieve these goals.
THE MERGER
The Company was originally named Holicity Inc. (“Holicity”), and was established as a special purpose acquisition company. Holicity completed its initial public offering in August 2020, and was incorporated for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses, and, prior to the Business Combination (as defined below), the Company was a “shell company” as defined under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), because it had no operations and nominal assets consisting almost entirely of cash.
On June 30, 2021, the Company consummated its business combination pursuant to the terms of the Business Combination Agreement, dated February 2, 2021, including the merger of Holicity Merger Sub Inc., a Delaware corporation and wholly-owned subsidiary of the Company (“Merger Sub”) with and into Astra Space, Inc., with Astra Space, Inc. continuing as the surviving corporation and as a wholly-owned subsidiary of Holicity (the “Business Combination”). Effective as of immediately prior to the effective time of the Business Combination, Mr. Kemp, Dr. London, Mr. McCaw, Mr. Stanford and Mr. Lehman were appointed to serve as directors of the Company. R. Gerard Salemme, Dennis Weibling, Wayne Perry and Cathleen A. Massey resigned as directors of the Company.
In connection with the closing of the Business Combination on June 30, 2021 (the “Closing”), the surviving company and wholly owned subsidiary of Holicity, Astra Space, Inc., changed its name to “Astra Space Operations, Inc.” and Holicity changed its name to “Astra Space, Inc.”
On August 10, 2021, the Company appointed two additional members of the Board, Michèle Flournoy and Lisa Nelson, both of whom serve with Mr. Lehman as Class III directors.
When we refer in this Proxy Statement to “Holicity,” we mean the Company prior to the consummation of the Business Combination Agreement. When we refer in this Proxy Statement to “Legacy Astra,” we mean Astra Space Operations, Inc. prior to the consummation of the Business Combination Agreement. When we refer in this Proxy Statement to the “Company” or “Astra”, we mean the Company after the consummation of the Business Combination Agreement.
CORPORATE GOVERNANCE FRAMEWORK
The Board has adopted a Code of Business Conduct and Ethics (the “Code of Conduct”) that, along with Astra’s Second Amended and Restated Certificate of Incorporation (the “Charter”), Astra’s Amended and Restated Bylaws (the “Bylaws”) and the charters of the committees of the Board (the “Committees”), provide the framework for the governance of the Company. The Code of Conduct applies to all of our directors, officers, and employees, including our principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions, and is available on the “Governance Overview” section of Astra’s investor relations website at https://investor.astra.com. The charters for all of our Committees as well as our Corporate Communications Policy and Whistleblower and Complaint Policy are also available on the “Governance Overview” section of Astra’s investor relations website at https://investor.astra.com. In addition, we will post on our website all other disclosures that are required by law or the listing standards of Nasdaq concerning any amendments to, or waivers from, any provision of the Code of Conduct. These documents are also available in print to any stockholder upon request. Stockholders who desire to receive such items in print may request them from Astra’s Corporate Secretary by writing to Astra Space, Inc., Attn: Corporate Secretary, 1900 Skyhawk Street, Alameda, California 94501.
Board Structure and Leadership
The Board consists of seven directors as of April 28, 2022. In accordance with the terms of the Charter and Bylaws, the Board is divided into three classes, Classes I, II and III, each to serve a three-year term, except for the directors’ initial terms. As of the date of this Proxy Statement, the Class I directors are Chris Kemp and Adam London, the Class II directors are Craig O. McCaw and Scott Stanford, and the Class III directors are Michael Lehman, Michèle Flournoy and Lisa Nelson. The initial terms of Class II directors expire at the Annual Meeting, the initial terms of the Class III directors expire at the 2023 annual meeting of stockholders, and the initial terms of Class I directors expire at the 2024 annual meeting of stockholders. Mr. McCaw has informed the Company that he does not intend to stand for re-election at the Annual Meeting and thus, after June 1, 2022, there will be vacant Class II director position. Mr. McCaw’s decision not to stand for re-election is not the result of any agreement with the Company or any of its affiliates on any matter related to the Company’s operations, policies or practices, but rather so that he may pursue his other business interests. The Board has not yet identified a candidate to serve in the Class II director seat vacated by Mr. McCaw and is in the process of conducting a search for a qualified director candidate.
Mr. Kemp has served as Chairman of the Board and Chief Executive Officer (“CEO”) since the Closing of the Business Combination. The Board regularly reviews the leadership structure of the Company, including whether the position of Chairman should be held by an independent director. In connection with Mr. Kemp’s appointment, the Board determined that it was in the best interests of Astra stockholders to keep the Chairman and CEO roles combined. The Board reached this decision in light of Mr. Kemp’s significant industry and leadership experience, including having served as the CEO and President of Astra Space, Inc., now known as Astra Space Operations, Inc. (“Legacy Astra”) since September 28, 2016. The Board also believes that Mr. Kemp is well positioned to effectively connect the Board and Astra management as he works to establish Astra’s strategic framework and orchestrate its long-term plan. Additionally, Mr. Kemp’s employment agreement contemplates and provides for this combined role. Over the course of his tenure at Astra, (including Legacy Astra), he has worked to develop a process through which each component of this strategic framework is reviewed with the Board on a regular basis.
As Chairman of the Board and pursuant to the Bylaws, Mr. Kemp presides at all Board and stockholder meetings, serves as the primary spokesperson for Astra and acts as a liaison between the Board and the stockholders. As CEO and pursuant to Astra’s Bylaws, Mr. Kemp supervises the business of the Company, subject to the direction of the Board.
When the Chairman of the Board is not an independent director, (as is the case here), a Lead Director may be elected annually by the Board. The Board has elected Mr. Stanford to serve as Lead Director. In this role, Mr. Stanford acts as principal liaison between the independent directors and the Chairman and CEO and works in tandem with Mr. Kemp in reviewing and approving meeting agendas for the Board and in facilitating timely and appropriate information flow to the Board, among other duties. Our Board has concluded that our current leadership structure is appropriate at this time. However, our Board will continue to periodically review our leadership structure and may make such changes in the future as it deems appropriate.
Since the Closing through December 31, 2021, the Board held two regularly scheduled meetings and no special meetings. During the 2021 fiscal year, each director on the Board attended more than 75% of the total number of Board meetings and meetings of the Committees on which he or she served since the Closing. From January 1, 2021 through the Closing, the Holicity Board held five regularly scheduled meetings and no special meetings. During the 2021 fiscal year, each director on the Holicity Board attended more than 75% of the total number of Holicity Board meetings and meetings of the Committees on which he or she served prior to the Closing.
Executive Sessions
Independent directors of the Board met in executive session without management at every regularly scheduled meeting since the Closing for the year ended December 31, 2021. Mr. Stanford, as the Lead Director, led these executive sessions. Additionally, the Audit Committee is required to, and did, meet in executive session at least on an annual basis pursuant to its Charter. The Compensation Committee and Nominating and Corporate Governance Committee have not historically met in executive session during their regularly scheduled meetings.
Independence of Directors
The Board has determined that five of its seven directors as of the date of this Proxy Statement are independent directors in accordance with the listing requirements of the Nasdaq Stock Market LLC (“Nasdaq”): Ms. Flournoy, Mr. Lehman, Mr. McCaw, Ms. Nelson and Mr. Stanford. Under the rules of Nasdaq, independent directors must comprise a majority of a listed company’s board of directors. In addition, the rules of Nasdaq require that, subject to specified exceptions, each member of a listed company’s audit and compensation committees be independent and that director nominees be selected or recommended for the Board’s selection by independent directors constituting a majority of the independent directors or by a nominating and corporate governance committee comprised solely of independent directors. Under the rules of Nasdaq, a director will only qualify as “independent” if, in the opinion of that Company’s board of directors, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and that such person is “independent” as defined by the applicable rules of Nasdaq and the Exchange Act.

Audit Committee members must also satisfy the independence criteria set forth in Rule 10A-3 under the Exchange Act. In order to be considered independent for purposes of Rule 10A-3, a member of an audit committee of a listed company may not, other than in his or her capacity as a member of the audit committee, the Board or any other Board committee: (1) accept, directly or indirectly, any consulting, advisory or other compensatory fee from the listed company or any of its subsidiaries or (2) be an affiliated person of the listed company or any of its subsidiaries. Compensation Committee members must satisfy the independence criteria set forth in Rule 10C-1 under the Exchange Act. The Board has determined that all three members of our audit committee and compensation committee, Mr. Lehman, Ms. Nelson and Mr. Stanford, have satisfied the applicable independence criteria under the Exchange Act for each such committee.
The Board based its independence determinations upon information requested from and provided by each director concerning their background, employment and affiliations, including family relationships. In making this determination, the Board considered the relationships that each such non-employee director has with our Company and all other facts and circumstances that the Board deemed relevant in determining their independence, including the beneficial ownership of our capital stock by each non-employee director. Mr. Kemp is not an independent director under these rules because he is our CEO. Dr. London is not an independent director under these rules because he is our Chief Technology Officer.
Board and Committee Evaluations
The Board conducts its annual performance evaluation of the Board as a whole and each of its Committees using in person interviews with the chair of our Nominating and Corporate Governance Committee. These interviews use an open-ended question and answer format in a survey. All directors are required to assess the actions taken by the Board and each Committee on which the director serves during the past year and suggest changes or improvements for each Committee and the Board. The questions give each director an opportunity to provide candid observations and affirmative feedback to their peers and management. The Nominating and Corporate Governance Committee oversees the evaluation process.
The chair of our Nominating and Corporate Governance Committee combines that responses and then shares the themes and recommendations with the Board in executive session. The summary is used to promote open dialogue during the executive sessions of the Board and Committee meetings.
The Board believes this process evokes meaningful feedback. The process highlights the Board’s commitment to continuous self-improvement by identifying those issues that sometimes require honest and difficult conversations and supports the Board’s nomination and refreshment practices.
Director Selection and Nomination Process
The Board has delegated to the Nominating and Corporate Governance Committee the task of identifying, considering, recruiting, reviewing, and recommending a slate of director nominees to be proposed by the Board to the stockholders, and recommending any director nominees to be elected by the Board to fill interim vacancies. It is the Board’s policy that directors should possess strong personal and professional ethics, integrity and values and be committed to representing the long-term interests of the stockholders. The Board is also intended to encompass a range of talents, ages, skills, diversity, and expertise sufficient to provide sound and prudent oversight with respect to the operations and interests of the business. Selection of candidates includes consideration of a range of diversity perspectives, including but not limited to professional experience, skills, knowledge, and length of service.
The biography for each of the director nominees included in this Proxy Statement indicate each nominee’s experience, qualifications, attributes and skills that led the Nominating and Corporate Governance Committee and the Board to conclude each such director should continue to serve as a director of the Company. The Nominating and Corporate Governance Committee and the Board believe that each of the nominees has the individual attributes and characteristics required of each of our directors, and the nominees as a group possess the skill sets and specific experience desired of the Board as a whole.
The Nominating and Corporate Governance Committee’s process for identifying and evaluating director nominees includes consultation with all directors, solicitation of proposed nominees from all directors, the engagement of one or more professional search firms, if deemed appropriate, interviews with prospective nominees by the Nominating and Corporate Governance Committee (and other directors, if deemed appropriate) and recommendations regarding qualified candidates to the full Board.

The Board is continually evaluating the need for Board refreshment and has been focused on identifying individuals whose skills and experiences will enable them to make meaningful contributions to the Company in light of Astra’s strategy and long-term plan. The Board also aims to strike a balance between the knowledge and understanding of the business that comes from longer-term service on the Board with the ideas and perspectives that can come from adding new members.
Following the Annual Meeting, there will be a vacancy in the Class II director position and the Nominating and Corporate Governance Committee is in the process of conducting a search for a qualified individual to fill that vacancy. The Nominating and Corporate Governance Committee will also consider nominations by stockholders who recommend candidates for election to the Board in a similar manner as described above. A stockholder seeking to recommend a prospective candidate for the Committee’s consideration may do so by following the process described under “Stockholder Proposals for the 2023 Annual Meeting” below.
Board Diversity
The table below provides certain information with respect to the composition of our Board. Each of the categories listed in the table has the meaning ascribed to it in Nasdaq Listing Rule 5605(f).
Board Diversity Matrix (as of April 21, 2022)
Total number of directors: 7
Part I: Gender Identity	Female	Male	Non-Binary	Did Not Disclose Gender
Directors	2	5	—	—
Part II: Demographic Background
African American or Black	—	—	—	—
Alaskan Native or American Indian	—	—	—	—
Asian	—	—	—	—
Hispanic or Latinx	—	—	—	—
Native Hawaiian or Pacific Islander	—	—	—	—
White	1	4	—	—
Two or more Races or Ethnicities	1	1	—	—
LGBTQ+	—	—	—	—
Did Not Disclose Demographic Background	—	—	—	—
Board Role in Risk Oversight
The Board has overall responsibility for risk oversight, including, as part of regular Board and Committee meetings, general oversight of executives’ management of risks relevant to the Company. A fundamental part of risk oversight is not only understanding the material risks Astra faces and the steps management is taking to manage those risks, but also understanding what level of risk is appropriate for the Company. The involvement of the Board in reviewing Astra’s business strategy is an integral aspect of its assessment of management’s tolerance for risk and its determination of what constitutes an appropriate level of risk for the Company. While the full Board has overall responsibility for risk oversight and is currently overseeing Astra’s business continuity risks, it is supported in this function by its Audit Committee, Compensation Committee and Nominating and Corporate Governance committee. Each of the committees regularly reports to the Board.
The Audit Committee assists the Board in fulfilling its risk oversight responsibilities by overseeing the management of financial risks, such as with respect to accounting matters, liquidity and credit risks, corporate tax positions, insurance coverage, insider trading, ITAR and other regulatory compliance risk, environmental risk and cash investment strategy and results, and risks relating to the performance of internal audit function and our independent registered public accounting firm, as well as Astra’s systems of internal controls and disclosure controls and procedures, along with processing information about cyber security risks and incidents, as needed. The Compensation Committee assists the Board by overseeing and evaluating Astra’s compensation policies, practices, and arrangements to determine whether they encourage excessive risk-taking. The Nominating and Corporate Governance Committee assists the Board by overseeing the management of risks associated with potential conflicts of interest and overseeing and evaluating programs and risks associated with Board organization, membership and structure, management succession, and corporate governance, ITAR and related regulatory compliance and environmental matters. In addition, the Board and its Committees receive periodic detailed operating performance reviews from members of management.
Director Attendance at Annual Meeting of Stockholders
We do not have a formal policy regarding the attendance of the Board members at our annual meetings of stockholders, but we expect all directors to make every effort to attend any meeting of stockholders. None of our then-serving Board members attended our 2021 annual meeting of stockholders.
COMMITTEES OF THE BOARD
The Board has established three standing committees — Audit, Compensation and Nominating and Corporate Governance — each of which operates under a charter that has been approved by the Board. The charters for each Committee are available in the “Governance Overview” section of Astra’s investor relations website at https://investor.astra.com.
Audit Committee
The members of our Audit Committee are Michael Lehman (Chair), Lisa Nelson, and Scott Stanford. The Board has determined that each of Mr. Stanford, Ms. Nelson and Mr. Lehman satisfies the independence standards for audit committee purposes as that term is defined by the applicable rules of Nasdaq and the Exchange Act and that each has sufficient knowledge in financial and auditing matters to serve on the audit committee. The Board has also determined that Mr. Lehman qualifies as an “audit committee financial expert,” as defined under Item 407 of Regulation S-K. Since the Closing and through December 31, 2021, the Audit Committee held five regularly scheduled meetings and no special meetings. Ms. Nelson joined the Audit Committee on August 10, 2021. The Audit Committee prior to the Closing (which did not consist of Mr. Lehman, Ms. Nelson or Mr. Stanford) held 2 regularly scheduled meetings and no special meetings.
The primary purpose of the Audit Committee is to discharge the responsibilities of the Board with respect to our accounting, financial, and other reporting and internal control practices and to oversee our independent registered accounting firm. The Audit Committee’s specific responsibilities, among others, include:
•	Annually evaluate, determine the selection of and, if necessary, determine the replacement or rotation of the independent auditor, the lead audit partner and any other active audit engagement team.
•	Approve or pre-approve all auditing services (including comfort letters and statutory audits) and all permitted non-audit services by the independent auditor and pre-approve the related fees.
•
Ensure the receipt of, review, evaluate and discuss formal written reports, at least annually, from the independent auditor regarding the auditor’s independence, including a delineation of all relationships between the auditor and the Company. Review with the independent auditor the overall scope and plans for audits, including authority and organizational reporting lines and adequacy of staffing and compensation. Review with the independent auditor any noteworthy audit problems or difficulties, including any restrictions on the scope of the independent auditor’s activities or on access to requested information and any significant disagreements with management, and management’s response to such problems or difficulties.

•
Review and discuss with management and the independent auditor the Company’s system of internal controls, its financial and critical accounting practices and its policies relating to risk assessment and management.

•
Review with management the Company’s procedures and practices designed to provide reasonable assurance that: (i) the Company’s books, records, accounts and internal accounting controls are established and maintained in compliance with all applicable federal and state laws, regulations and requirements to which the Company is subject, and (ii) there are adequate company-level controls in place to prevent or detect (A) any improper or illegal disbursement of corporate funds or property of value or (B) the making of any arrangement on behalf of the Company which may provide for or result in the improper or illegal disbursement of funds or property of value, in order that the Company be in compliance with such laws and regulations.

•
On a timely basis, discuss with management and the independent auditors any correspondence with regulators or governmental agencies and any published reports, if any, that raise material issues regarding, or call into question the integrity of, the Company’s financial statements or accounting policies.

•
Establish procedures for the prompt internal reporting, including confidential reporting of violations of the Code of Conduct and receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submissions by employees of concerns regarding questionable accounting or auditing matters and any other violations of the Company’s policies. Review any such complaints and submissions that have been received, including the current status and the resolution if one has been reached, and retain authority to determine the appropriate response and remedy.

•
Assist the Board in its oversight of risk, which includes without limitation overseeing the management of financial risks, such as with respect to accounting matters, liquidity and credit risks, corporate tax positions, insurance coverage, insider trading and cash investment strategy and results, and risks relating to the performance of the Company’s internal audit function and its independent registered public accounting firm, as well as the Company’s systems of internal controls and disclosure controls and procedures.

•	Develop procedures for employees to submit concerns anonymously about questionable accounting or audit matters.
•	Review policies on risk assessment and risk management.
•
At least annually, (i) obtain and review a report, orally or in writing, from the independent auditor describing the firm’s internal quality-control procedures and any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, with respect to one or more independent audits carried out by the firm, and any steps taken to deal with any such issues, and (ii) assess the auditor’s independence and all relationships between the independent auditor and the Company.

All audit services and all non-audit services, other than de minimis non-audit services, to be provided to us by Astra’s independent registered public accounting firm must be approved in advance by our audit committee.
Compensation Committee
The members of our Compensation Committee are Scott Stanford (Chair), Michael Lehman, and Lisa Nelson. Ms. Nelson joined the Compensation Committee on March 23, 2022 and did not serve on the Compensation Committee during fiscal year 2021. The Board has determined that each member of the Compensation Committee satisfies the independence standards of the applicable rules of Nasdaq and Rule 10C-1 of the Exchange Act and is a “non-employee director” as defined in Section 16b-3 of the Exchange Act. The Compensation Committee may delegate any of the responsibilities of the full committee to subcommittees and may delegate such responsibilities of the full committee to the executive officers of Astra and other persons as may be permitted by applicable laws, rules or regulations, and in accordance with the listing standards set forth by Nasdaq, except that compensation actions affecting the CEO may not be delegated. Since the Closing and through December 31, 2021, the Compensation Committee held eight regularly scheduled meetings and no special meetings. The Company did not have a Compensation Committee prior to the Merger.
The primary purpose of the Compensation Committee is to discharge the responsibilities of the Board to oversee its compensation policies, plans and programs and to review and determine the compensation to be paid to its executive officers, directors and other senior management, as appropriate. Our Compensation Committee’s specific responsibilities, among others, include:
•	Review and establish the Company’s overall management compensation philosophy and policies.
•
Annually review, determine and approve corporate, individual and other goals and objectives relevant to the compensation of the CEO, review the evaluation of the CEO’s performance from the Nominating and Corporate Governance Committee and either as a committee or together with the other independent directors, determine and approve the compensation for the CEO based on the performance evaluation to the extent determined to be advisable, with the deliberations and voting on the CEO’s compensation to be conducted without the CEO present.

•
Annually review and approve compensation structure for other executive officers of the Company (including all individuals who are “insiders” subject to Section 16 of the Exchange Act (collectively, the “Senior Officers”)), including approval of salary, bonus, and incentive and equity compensation for executive officers.

•
Review and make recommendations to the Board about the form and amount of cash-based and equity-based compensation to be paid or awarded to the Company’s non-employee directors, including compensation for service on the Board or on committees of the Board.

•
Review and administer the Company’s equity-based compensation plans, management incentive compensation plans, grant awards under such plans and make recommendations to the Board about amendments to such plans (unless the authority to make amendments has been delegated to the Committee under such plans) and the adoption of any new compensation plans, including making recommendations for an increase in shares available for issuance under such plans.

•
Oversee the administration of and, if deemed necessary, amend the Company’s 401(k) plan and any deferred compensation plans (collectively, the “Designated Plans”), and if desired, delegate the routine administration of the Designated Plans to an administrative committee consisting of employees of the Company named by the Committee.

•
Review, consider and select, to the extent determined to be advisable, a peer group of appropriate companies for purposes of benchmarking and analysis of compensation for executive officers and directors and all employees.

•
Recommend to the Board any stock ownership guidelines for the CEO and the Senior Officers, other executives and non-employee directors, periodically assess compliance with these guidelines and recommend revisions as appropriate.

•
Produce, if required, a compensation committee report on executive compensation for inclusion in the Company’s Annual Report on Form 10-K and its annual proxy statement in accordance with Securities and Exchange Commission proxy and disclosure rules, or other similar filings.

•
Review, when applicable, the compensation discussion and analysis disclosures and any narrative disclosure regarding the Company’s compensation policies and practices as they relate to its risk management and are included in the Company’s Annual Report on Form 10-K, its annual proxy statement in accordance with SEC proxy and disclosure rules, or other similar filings.

•	Monitor the Company’s compliance with the requirements under the Sarbanes-Oxley Act of 2002 relating to loans to directors and officers.
•	Review and approve all Senior Officer employment contracts and other compensation, severance and change-in-control arrangements for current and former Senior Officers.
•	Establish and review periodically policies and procedures with respect to perquisites.
•
Review the Company’s compensation policies, practices and arrangements to determine whether they encourage excessive risk-taking, review and discuss at least annually the relationship between risk management policies and practices and compensation and evaluate compensation policies and practices that could mitigate any such risk.

•	Maintain minutes of Committee meetings and report its actions and any recommendations to the Board on a periodic basis.
The Compensation Committee charter also provides that the Compensation Committee may, in its sole discretion, appoint, retain or obtain the advice of a compensation consultant, legal counsel, or other advisor and will have sole authority and direct responsibility to approve such compensation consultant’s or other advisor’s fees and other retention terms, to oversee the work of and to terminate such compensation consultant or other advisor, to pay from the funds of the Company reasonable compensation to such compensation consultant or other advisor retained by the compensation committee, and to provide for appropriate funding for such reasonable compensation, which will be provided by the Company and determined by the Compensation Committee. However, before selecting or obtaining the advice of a compensation consultant, legal counsel, or other advisor (other than in-house legal counsel), the Compensation Committee will consider all factors relevant to the independence of such consultant, counsel or other advisor from management, including the factors set forth in Nasdaq rules then in effect and any other applicable laws, rules, or regulations. After considering such factors, the Compensation Committee has appointed Aon’s Human Capital Solutions practice, a division of Aon plc (“Aon”), as the committee’s compensation consultant. The compensation committee also obtains advice on compensation related matters from its legal advisor, Cozen O’Connor P.C.
Nominating and Corporate Governance Committee
The members of our Nominating and Corporate Governance Committee as of the date of this Proxy Statement are Michèle Flournoy (Chair) and Craig O. McCaw. The Board has determined that each member of the Nominating and Corporate Governance Committee satisfies the independence standards of the applicable rules of Nasdaq. Since the Closing and through December 31, 2021, the Nominating and Corporate Governance Committee held one regularly scheduled meeting and no special meetings. The Company did not have a Nominating and Corporate Governance Committee prior to the Merger.
Our Nominating and Corporate Governance Committee’s specific responsibilities, among others, include:
•
Identify individuals qualified to become members of the Board, consistent with criteria approved by the Board, receive nominations for such qualified individuals and review recommendations put forward by the Chief Executive Officer (the “CEO”), and recommend to the Board the director nominees for the next annual meeting of stockholders, taking into account each candidate’s ability, judgment and experience and the overall diversity and composition of the Board.

•	Recommend to the Board the classes of the Board on which such nominees should serve.
•	Recommend to the Board the directors who should serve as chairperson of the Board and Lead Director, if the chairperson is the chief executive officer.
•	Establish a policy under which stockholders of the Company may recommend a candidate to the Committee for consideration for nomination as a director.
•	If a vacancy on the Board or any Board committee occurs, identify and recommend to the Board qualified candidates to fill such vacancy.
•	Review, evaluate and recommend changes to the Board with respect to its size, composition and its committees.
•	Review and recommend committee slates annually and recommend additional committee members to fill vacancies as needed.
•
Clearly articulate to each director what service on the Board entails, including reference to the Company’s corporate governance guidelines and directors’ basic duties and responsibilities with respect to attendance at Board meetings, and advance review of meeting materials.

•	Provide for new director orientation and continuing education for existing directors on a periodic basis.
•
Review from time to time and recommend to the Board changes to the Company’s certificate of incorporation, bylaws and other corporate governance policies and review on other corporate governance matters.

•
Develop and recommend to the full Board a set of corporate governance guidelines applicable to the Company that address, at a minimum, the following subjects: (i) selection and composition of the Board, (ii) Board membership criteria, (iii) Board compensation and performance evaluation, (vi) management succession, (v) director access to management and, as necessary and appropriate, independent advisers, and (vi) protocols for meetings of the Board.

•	Review the corporate governance guidelines on an annual basis, or more frequently if appropriate, and recommend changes as necessary.
•
Review the Company’s practices and policies with respect to directors, including retirement policies, the size of the Board, service of non-employee directors, the meeting frequency of the Board and the structure of Board meetings and make recommendations to the Board with respect thereto.

•
Periodically review and recommend any adjustments to the structure, functions, duties and composition of the Board and committees of the Board and make recommendations to the Board with respect thereto.

•	Review Company policies with respect to significant issues of corporate public responsibility.
•	Recommend to the Board or to the appropriate committee thereof processes for annual evaluations of the performance of the Board and the appropriate committees thereof.
•	Oversee such annual evaluation processes of the Board and its committees
•	Structure, oversee and conduct the performance evaluation of the Chief Executive Officer and report to the Compensation Committee and the Board.
•	Review and approve all committee charters, including but not limited to, the audit committee charter, the compensation committee charter, the nominating and corporate governance committee charters.
•	Oversee the Company’s compliance with the listing requirements under NASDAQ, particularly as they relate to Board and committee independence and diversity.
•	Oversee the Company’s compliance with regulatory requirements applicable to its business, including the International Traffic in Arms Regulations.
•
Oversee the systems and processes established by the Company to ensure compliance with the Company’s Code of Business Conduct and Ethics and the Company’s conflict of interest policies, and consider and report to the Board any questions of possible conflicts of interest of members of the Board.

•	Oversee the Company’s engagement with and disclosures to stockholders and other interested parties concerning environmental, social and corporate governance (“ESG”) matters.
•	Oversee the development of the Company’s ESG policies and programs and approve ESG reporting metrics.
•	Review and evaluate corporate governance and ESG trends and report to the Board and make recommendations for policies related to ESG and review related ESG matters and opportunities for the Company.
•	Oversee the maintenance and presentation to the Board of management’s plans for succession to senior management positions in the Company.
•	Maintain minutes of Committee meetings and report its actions and any recommendations to the Board on a periodic basis.
•	Annually perform, or participate in, an evaluation of the performance of the Committee, the results of which shall be presented to the Board.
ESG AND HUMAN CAPITAL
At Astra, we view our ESG responsibilities as paramount to our mission to Improve Life on Earth from SpaceTM and our vision to create a healthier and more connected planet. As described below, we seek to positively impact all stakeholders. In 2022, we, under the guidance and oversight of our Nominating and Corporate Governance Committee, intend to continue our efforts to formalize and improve our environmental, social and governance programs as well as increase the transparency and disclosure about these programs to our stakeholders. Some of our efforts to further our focus on environmental, social and governance matters are described below and elsewhere in this Proxy Statement.
Environmental Matters
We strive to continuously Improve Life on Earth from Space.TM Our environmental efforts and our business and processes support the impact of our mission. To that end, we have designed our rockets out of simple and safe materials. Our first stage of the launch vehicle, the largest part, is made from aluminum, and upon falling to the ocean, becomes an artificial reef that then supports the flora and fauna in the ocean. Since Legacy Astra was founded in 2016, we have not had any major environmental controversies, which is indicative of the care and attention we take in the manufacture, testing and launch of our launch vehicles. The U.S. Federal Aviation Administration (the “FAA”) regulates and licenses all of our launch activities. This regulatory process includes an environmental review that makes a determination of whether Astra's activities negatively impact the environment. Stated simply, we cannot launch if the FAA determines that our activities will pose significant hazards to people or the environment. To date, the FAA has approved all of our launches, which includes this environmental approval. We are subject to federal, state, local, and foreign laws, regulations, and ordinances relating to the protection of the environment, including those relating to emissions to the air, discharges to surface and subsurface waters, safe drinking water, greenhouse gases and the management of hazardous substances, oils and waste materials. We are an active member of the World Economic Forum, where we are working with companies around the world to help develop sustainable policies and address concerns related to space debris. We continually look to implement sustainability efforts and favor vendors who also have enacted sustainability measures.
Human Capital
We believe our success depends on our ability to attract and retain the best diverse talent in the industry. We ended 2021 with 323 full-time employees, the majority of which work at our headquarters in Alameda, California. Our human capital strategy includes partnerships with several diversity talent partners, compensation programs that recognize and reward employees and teams for demonstrating our values, effectively onboarding and assimilating new employees, advisors and consultants. Our talented team is comprised of employees from a wide variety of reputed commercial aviation, aerospace, high-technology and world-recognized organizations.
Health and Safety
We have heavily invested in Astra’s health and safety programs over the last year. Our employees are empowered to make decisions and partner with our Environmental, Health & Safety team to ensure we maintain a safe and healthy workplace that enables innovation. To address the pandemic, we provided every employee with a COVID-19 molecular testing device and implemented weekly testing protocols. We also modified our employee policies to align with the evolving science and local conditions to ensure that we can continue in-person operations safely amidst the Covid-19 pandemic.
Culture
Astra is committed to a core set of values: serve, learn, simplify to scale, optimize globally and ship. These values are the foundation to our company culture and are a key element to managing and developing our workforce. We believe in a culture of inclusion, collaboration, and innovation supporting our employees to do their best work here. This philosophy is woven into all of our Human Capital programs.
COMMUNICATIONS WITH THE BOARD
Stockholders and other interested parties may communicate with the Board by writing to the Corporate Secretary, Astra Space, Inc., 1900 Skyhawk Street, Alameda, California 94501. Communications intended for a specific director or directors should be addressed to their attention to the Corporate Secretary at the address provided above. Communications received are forwarded directly to Board members as part of the materials delivered in advance of the next scheduled Board meeting following receipt of the communications. The Board has authorized the Corporate Secretary, in her discretion, to forward communications on a more expedited basis if circumstances warrant or to exclude a communication if it is illegal, unduly hostile or threatening, or similarly inappropriate. Advertisements, solicitations for periodical or other subscriptions, and other similar communications generally will not be forwarded to the directors.

PROPOSALS TO BE VOTED ON
PROPOSAL 1
ELECTION OF CLASS II DIRECTOR
The Board currently consists of seven directors. In accordance with the terms of our Charter and Bylaws, the Board is divided into three classes, Classes I, II and III, each to serve a three-year term, except for the directors’ initial terms. Scott Stanford, a Class II director nominee, is up for reelection at the Annual Meeting. The current Class III directors are Michael Lehman, Michèle Flournoy and Lisa Nelson, and their terms will expire at the 2023 Annual Meeting of Stockholders. The Class I directors are Chris Kemp and Adam London, and their terms will expire at the 2024 Annual Meeting of Stockholders.
Mr. McCaw, who as of the date of this Proxy Statement serves as a Class II director, is not standing for re-election at the Annual Meeting. The Board has not identified a nominee to fill his seat as of April 28, 2022. The Nominating and Corporate Governance Committee is in the process of conducting a search for a new director to fill the vacant seat consistent with the processes described above.
At each annual meeting of stockholders, the successors to directors whose terms then expire will be elected to serve from the time of election and qualification until the third annual meeting following the election. We are nominating Mr. Stanford for re-election. If re-elected, Mr. Stanford will serve on the Board until the 2025 annual meeting of stockholders, or until his successor is duly elected and qualified in accordance with our Charter and Bylaws, or his earlier death, resignation or removal.
Below is certain information concerning Mr. Stanford, the Board’s nominee for election at the Annual Meeting. The biography below contains information regarding the experiences, qualifications, attributes or skills that caused the Nominating and Corporate Governance Committee and the Board to determine that Mr. Stanford should be re-elected as a director of the Company. The Board believes that Mr. Stanford has valuable individual skills and experiences that, taken together, provide the Company with the variety and depth of knowledge, judgment, and vision necessary to provide effective oversight of the Company. Mr. Stanford’s biography includes the specific experience, qualifications, attributes, and skills that led the Board to conclude that he should serve as director.
The persons named as proxies on the proxy card intend to vote the proxies for the election of Mr. Stanford to the Board. Mr. Stanford has consented to being named in this Proxy Statement and to serve as a director if elected.

Scott Stanford Age: 51 Board Committees: Compensation (Chair) Audit
Mr. Stanford has served as a member of the Board since June 30, 2021, and of Legacy Astra’s Board since December 2017. Mr. Stanford has served as the co-founder of several companies, including ACME, LLC and its affiliates, a venture capital firm, since February 2013; and Silicon Foundry, a membership-based corporate advisory platform, since February 2013. Prior to these roles, Mr. Stanford served as a managing director at Goldman Sachs from June 2004 until February 2013. Mr. Stanford also serves as a member of the board of Cue Health Inc., a publicly held health technology company, since December 2017, and directors of several private companies, including Boombox Labs, Inc., a remote culture experience company, since February 2022; Time by Ping, Inc., an artificial intelligence company providing time automation services, since July 2021; Tinycare, Inc., a daycare company, since July 2021; Curology, Inc., a direct to consumer prescription skincare company, since September 2015; Luka, Inc., an artificial intelligence and software development company, since April 2016; and BFA Industries (formerly known as IPSY), a personalized beauty commerce company, since September 2015. Mr. Stanford holds an MBA from Harvard Business School.

We believe Mr. Stanford is qualified to serve as a member of the Board based on his experience as a director of multiple technology and healthcare companies. In addition, his experience as our Lead Director and a long-serving Board member has granted him valuable insight into the operations of Astra’s business and the objectives of our executive management team.

The Board recommends a vote “FOR” the
election of Mr. Stanford to the
Board.
Proxies received by the Board will be voted “FOR” Mr. Stanford unless a contrary vote is specified.

CONTINUING MEMBERS OF THE BOARD
Michèle Flournoy Age: 61 Board Committees: Nominating and Corporate Governance (Chair) Class III Director Term Expiration: 2023 Annual Meeting of Stockholders
Ms. Flournoy has served as one of the Company’s directors since August 2021. Ms. Flournoy’s career has spanned many roles in the defense and national security industry, ranging from research to advisory. She is the co-founder and managing partner of WestExec Advisors, a strategic advisory firm formed in early 2018. She previously served as the Under Secretary of Defense for Policy from February 2009 to February 2012, acting as principal advisor to the Secretary of Defense in the formulation of national security and defense policy, oversight of military plans and operations, and in National Security Council deliberations. She led the development of the Department of Defense’s 2012 Strategic Guidance and represented the Department in dozens of foreign engagements, in the media and before Congress. Ms. Flournoy co-founded the Center for a New American Security (“CNAS”), a bipartisan think tank, in 2007 and served as President until 2009. She returned to serve as the CEO of CNAS from July 2014 through December 2017. Ms. Flournoy is also the recipient of numerous honors and awards, and has edited and authored various works on a broad range of defense and national security issues. In addition, Ms. Flournoy has also served on numerous business and advisory boards, including her current service as a director for Booz Allen Hamilton and such as the following: Spirit of America, The U.S. Naval Academy Foundation, CARE and the Honorary Advisory Committee of The Leadership Council for Women in National Security. Ms. Flournoy is also a former member of the President’s Intelligence Advisory Board, the CIA Director’s External Advisory Board, and the Defense Policy Board, and is currently a member of the Council on Foreign Relations and the Aspen Strategy Group, and is a Senior Fellow at Harvard’s Belfer Center for Science and International Affairs.

Ms. Flournoy is qualified to serve as a member of the Board based on her extensive experience in the defense and national security industry and as a co-founder of two respected and successful organizations.

Chris Kemp Age: 44 Board Committees: None Class I Director Term Expiration: 2024 Annual Meeting of Stockholders
Mr. Kemp is our co-founder, Chairman and Chief Executive Officer. Mr. Kemp leads the overall company strategy and direction. Mr. Kemp founded Astra in October 2016. Mr. Kemp previously served as the Chief Technology Officer of NASA IT. During his time at NASA from November 2007 until March 2011, Mr. Kemp developed cloud computing strategy for the United States Federal Government with the White House and founded OpenStack, an open infrastructure software platform, which is the largest and fastest growing open source project in history, in 2010. Mr. Kemp currently serves on the Board of Directors at Scalr, an information technology and services company, and has served in that role since April 2015. Mr. Kemp has also served as an advisor to Planet Labs, an aviation and aerospace company, since January 2013, and Ripcord, a computer software company, since October 2015. Mr. Kemp previously founded and served as the CEO of three venture-backed start-ups, all of which are now owned by public companies. Mr. Kemp studied Computer Engineering at the University of Alabama in Huntsville and currently teaches at Stanford University.

Mr. Kemp is qualified to serve as our Chief Executive Officer and as a director due to his experience running software, information technology and aerospace companies and his expertise with new technologies, specifically in the aerospace industry, as well as his long standing service to the Company and Legacy Astra.

Michael Lehman Age: 71 Board Committees: Audit (Chair) Compensation Class III Director Term Expiration: 2023 Annual Meeting of Stockholders
Mr. Lehman has served as one of the Company’s directors since June 30, 2021. Mr. Lehman served the University of Wisconsin in various capacities from March 2016 until October 2021, most recently as Interim Chief Operating Officer of the Wisconsin School of Business, and previously as Special Advisor to the Chancellor, Interim Vice Provost for Information Technology, Chief Information Officer and Interim Vice Chancellor for Finance and Administration. He is currently on the Boards of MGIC Investment Corp. (serving in that role since 2001) and Immunicom, Inc. (serving in that role since April 2022). He had previously been a consultant (2014-2016); Interim Chief Financial Officer at Ciber Inc., a global information technology company (2013-2014); Chief Financial Officer of Arista Networks, a cloud networking firm (2012-2013); and Chief Financial Officer of Palo Alto Networks, a network security firm (2010-2012). Earlier in his career, he was the Executive Vice President and Chief Financial Officer of Sun Microsystems, Inc., a provider of computer systems and professional support services.

Mr. Lehman is qualified to serve as one of the Company’s directors due to his extensive financial and accounting knowledge gained through his service as chief financial officer of a large, multinational public company; his skills in addressing the range of financial issues facing a large company with complex operations; his senior executive and operational experience; as well as his technology and cybersecurity experience.

Adam London Age: 48 Board Committees: None Class I Director Term Expiration: 2024 Annual Meeting of Stockholders
Dr. London is our co-founder, Chief Technology Officer and serves as one of our directors. Dr. London helped to found Astra in October 2016 and has served as the Chief Technology Officer and director since then. Dr. London leads our technology strategy and long-term product roadmap. Dr. London co-founded and served as a managing partner for Ventions, LLC, which was our predecessor company, from January 2005 until September 2016. While at Ventions, LLC, Dr. London spent 10+ years leading initiatives to miniaturize high-performance rocket technologies, supported by funding from the Defense Advanced Research Projects Agency, NASA, and other government agencies. Prior to founding Ventions, LLC and Astra, Dr. London served as an engagement manager at McKinsey & Company, where he focused on the automotive and manufacturing sectors. Dr. London holds a B.S., M.S. and Ph.D. in Aerospace Engineering from Massachusetts Institute of Technology, where his research culminated in the creation of a liquid-cooled chemical rocket engine smaller than a postage stamp.

Dr. London is qualified to serve as our Chief Technology Officer and as a director due to his extensive experience leading technology strategy in different capacities and his expertise with rocket design, and his long standing service to the Company and Legacy Astra.

Lisa Nelson Age: 46 Board Committees: Audit Compensation Class III Director Term Expiration: 2023 Annual Meeting of Stockholders
Ms. Nelson has served as one of Astra’s directors since August 2021. Ms. Nelson has served in different management positions at several Global 500 companies around the world. Ms. Nelson was most recently at Microsoft from August 2005 to October 2019 where she held executive roles across corporate accounting, investor relations, finance and business development. While at Microsoft, Ms. Nelson co-founded Microsoft’s first venture fund, M12, and served as Managing Director for three years before retiring from Microsoft. Following her retirement from Microsoft, she has served as an advisor and director to a number of global businesses and charitable organizations. Currently, she is a member of the board of directors of the following organizations: Seattle Bank (since October 2021), Transforming Age (since July 2020), DNA Seattle (since June 2021) and Kuelap Inc. (since June 2021). She also serves on the advisory boards of Flying Fish Partners (since July 2020), Movac, a venture capital fund in New Zealand (since July 2020), Brooks Running (since January 2021), amongst others. She is also an Edmund Hillary Fellow.

Ms. Nelson is qualified to serve as a director given her extensive knowledge and depth of experiences both as a strategic and operational leader at several Fortune 500 companies. Ms. Nelson also has in-depth experience with start-ups given her previous role as Managing Director and co-founder of Microsoft’s first venture fund, M12. These experiences have given her valuable perspective in matters of digital transformation, business growth strategy and risk management makes her an asset to the Board.

DIRECTOR COMPENSATION
Elements of Director Compensation
As of June 30, 2021, the non-employee directors of the Company are entitled to receive for their service on the Board, an annual retainer of $250,000, which is paid in a combination of no more than $87,500 in cash and the issuance of either stock options or restricted stock units of Class A common stock, having a value equal to at least $162,500. The form of equity award to the directors, along with the applicable vesting schedule, is determined by the Compensation Committee. Directors may elect the proportion of stock options or restricted stock units of Class A common stock they are issued. For 2021, the Compensation Committee decided to grant directors restricted stock units for their service. Non-employee directors serving as lead director, committee chairs, and committee members also receive the following cash fees:
Compensation Element	Compensation Amount ($)
Lead Director	20,000
Audit Committee Chair Retainer	20,000
Audit Committee Member Retainer	10,000
Compensation Committee Chair Retainer	15,000
Compensation Committee Member Retainer	7,500
Nominating and Corporate Governance Committee Chair Retainer	10,000
Nominating and Corporate Governance Committee Member Retainer	5,000
Annual Retainers will be pro-rated for non-employee directors who are newly appointed to the Board, other than in connection with an annual meeting of stockholders. As employees of Astra, Mr. Kemp and Dr. London did not receive additional compensation in connection with their service on the Board. All compensation earned by Mr. Kemp and Dr. London is set forth below under “Executive Compensation.”
The Compensation Committee expects to evaluate director compensation on an annual basis, in consultation with its compensation advisor. In evaluating and resetting director compensation, the Compensation Committee intends to consider the compensation paid to directors in the Company’s peer group and other companies who have recently undergone a de-Spac process.
For 2022, the Compensation Committee does not expect to make changes in the annual retainer or cash fees to be paid to directors for service on the Board, as Lead Director, as committee chairs or committee members.
Director Compensation for the Fiscal Year Ended December 31, 2021
Name	Fees Earned Or Paid in Cash ($)	Stock Awards ($)(1)	Total ($)
Michèle Flournoy	40,625	138,134	178,759
Michael Lehman	38,750	187,005	225,755
Craig McCaw(2)(3)	46,250	151,942	198,192
Lisa Nelson	25,000	170,008	195,008
Scott Stanford(2)	22,500	233,756	256,256
(1)
Reflects the grant date fair value of as determined in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718 Compensation-Stock Compensation, the full amount of which is recorded as a compensation expense in the income statement for fiscal year 2021. The grant date fair value was based on the closing price of the Company’s common stock, as reported on Nasdaq, on the date of the grant, which was $10.19 per share of Class A common stock on November 9, 2021. The restricted stock units issued to the directors each vest in one installment on May 15, 2022.

(2)
At Mr. Stanford’s and Mr. McCaw’s request, the cash compensation they each earned in connection with their service as a director to the Company was paid to their employers, ACME, LLC and Pendrell Corporation, respectively.

(3)	As described under “Proposal 1. Election of Director,” Mr. McCaw is not standing for re-election at the Annual Meeting.

PROPOSAL 2
AMENDMENT OF ASTRA SPACE, INC. 2021 OMNIBUS EQUITY INCENTIVE PLAN
The 2021 Omnibus Equity Incentive Plan (the “Plan”) was originally approved by our stockholders on June 30, 2021, authorizing 36,765,000 shares of Class A common stock for issuance under the Plan. Under the terms of the Plan, the shares of Class A common stock authorized for issuance under the Plan was increased by 13,148,738 to 49,913,738 on January 1, 2022. This represents 18.9% of the outstanding shares of our Class A and Class B common stock on April 21, 2022. Given the grants awarded to our NEOs (including the PSOs), non-executive employees (including in connection with new hires and promotions), our directors and other service providers last year and during the first quarter of 2022, we do not anticipate there will be enough shares available under the Plan to support our growth initiatives and retention efforts, including for the hire of key senior management positions. Thus, subject to stockholder approval, our Board has approved an amendment (the “Proposed Amendment”) to the Plan to increase the number of shares of Class A common stock authorized for issuance under the Plan by 6,000,000, or from 49,913,738 to 55,913,738 shares. The Plan, as amended by the Proposed Amendment, is referred to as the “Amended Plan.”
As of April 21, 2022, approximately 17,240,620 shares of Class A common stock are available for future issuance under the Plan. The Board believes that increasing the number of authorized shares of Class A common stock under the Amended Plan is necessary to ensure that a sufficient reserve of shares remains available for issuance to allow us to continue to use equity incentives at the levels we have deemed necessary to attract and retain the services of individuals we believe are essential to our long-term growth and financial success, including certain key senior management positions we expect to fill in 2022. We generally determine the number of shares underlying an equity award based on its value as of the grant date, meaning that, for example, a grant of RSUs valued at $1,000,000 on April 21, 2022, would result in a grant of 294,118 RSUs (e.g. the value divided by the closing share price on April 21, 2022 of $3.40).
We rely on equity incentives primarily in the form of restricted stock units to attract and retain employees and believe that such equity incentives are necessary for us to remain competitive in the marketplace for highly qualified and skilled employees.
During the fourth quarter of 2021 and continuing into 2022, we have experienced significant pressure on our stock price. This, along with the increasingly competitive nature of the industry in which we operate and the increases to compensation required to attract and retain top talent, has resulted is the award of larger equity grants than we had anticipated. To address this concern and reduce the pace at which we are using the shares reserved for issuance under the Plan, the Compensation Committee has determined that, beginning with RSU grants made after May 1, 2022, it will use the volume weighted average of the trading price for the three (3) months preceding the grant date to determine the number of shares underlying the RSU grant.
Thus, in determining the appropriate number of shares to reserve under the Amended Plan, our Board considered the number of shares currently issued and outstanding, the change in determining the number of shares underlying RSU grants discussed above and the future needs of our company in trying to attract and retain the services of key individuals to implement our strategic plan and long-term business objectives. The additional 6,000,000 shares of Class A common stock will be used to fund our refresh equity program for current employees to minimize attrition risks and to fund targeted hires within the Spacetech industry to help us achieve our mission to Improve Life on Earth from Space™.
Assuming that this proposal is adopted, we estimate the shares authorized for issuance under the Amended Plan would be sufficient to grant awards for the remainder of 2022, including as part of our equity refresh program to non-executive employees whom we desire to retain with the Company and in connection with the on-boarding of new employees. Our Plan allows for an increase of the shares reserved under the Plan as of January 1 of each year through 2031, and we believe that the increases allowed for under the Plan will be sufficient for our needs in 2023. However, our actual share usage is dependent on a number of important variables, including the future trading price of our common stock, our hiring and promotion activity, our retention needs, and market practices within our industry and geographic region. As a result, the share reserve under our Amended Plan could last for a longer or shorter period of time than we currently expect.

Summary of the Amended Plan
The following is a summary of the material features of the Amended Plan. The summary is qualified in its entirety by reference to the complete text of the Amended Plan attached as Appendix A to this Proxy Statement.
Purpose
The purpose of the Amended Plan is to advance our interests by providing for the grant to our employees, directors, consultants, and advisors of stock and stock-based awards.
Administration
The Amended Plan will be administered by the Compensation Committee, except with respect to matters that are not delegated to the Compensation Committee by the Board. The Compensation Committee (or the Board, as applicable) will have the discretionary authority to interpret the Amended Plan and any awards granted under it, determine eligibility for and grant awards, determine the exercise price, base value from which appreciation is measured or purchase price, if any, applicable to any award, determine, modify, accelerate and waive the terms and conditions of any award, determine the form of settlement of awards, prescribe forms, rules and procedures relating to the Amended Plan and awards and otherwise to do all things necessary or desirable to carry out the purposes of the Amended Plan or any award. The Compensation Committee may delegate such of its duties, powers and responsibilities as it may determine to one or more of its members, members of the Board and, to the extent permitted by law, our officers, and may delegate to employees and other persons such ministerial tasks as it deems appropriate. As used in this summary, the term “Administrator” refers to the Compensation Committee and its authorized delegates, as applicable.
Eligibility
Our employees, directors, consultants, and advisors are eligible to participate in the Amended Plan. Eligibility for stock options intended to be incentive stock options (“ISOs”), is limited to our employees or employees of certain of our affiliates. Eligibility for stock options other than ISOs and stock appreciation rights (“SARs”) is limited to individuals who are providing direct services to us or certain of our affiliates on the date of grant of the award.
As of April 21, 2022, approximately 410 employees and all of the non-employee directors would be eligible to participate in the Amended Plan, including all of our executive officers. In addition, certain consultants may, in the future, become eligible to participate in the Amended Plan, though, as of the date of this Proxy Statement, no grants to any consultants are expected.
Authorized Shares
Subject to adjustment as described below, the maximum number of shares of our common stock that may be delivered in satisfaction of awards under the Amended Plan is 49,913,738, including the automatic increase that occurred on January 1, 2022 pursuant to the terms of the Plan. Up to 49,913,738 shares of Class A common stock may be delivered in satisfaction of incentive stock options. The share pool will automatically increase on January 1 of each year from 2023 to 2031 by the lesser of 5% of the number of shares of Class A common stock and Class B common stock outstanding as of the close of business on the immediately preceding December 31 and the number of shares determined by the Board on or prior to such date for such year. The number of shares of Class A common stock delivered in satisfaction of awards under the Amended Plan is determined (i) by excluding shares withheld by us in payment of the exercise price or purchase price of the award or in satisfaction of tax withholding requirements with respect to the award, (ii) by including only the number of shares delivered in settlement of a SAR any portion of which is settled in shares of our common stock, and (iii) by excluding any shares underlying awards settled in cash or that expire, become un-exercisable, terminate or are forfeited to us without the delivery (or retention, in the case of restricted stock or unrestricted stock) of shares of our common stock. The number of shares available for delivery under the Amended Plan will not be increased by any shares that have been delivered under the Amended Plan and are subsequently repurchased using proceeds directly attributable to stock option exercises.
Shares that may be delivered under the Amended Plan may be authorized but unissued shares, treasury shares or previously issued shares acquired by us.
Director Limits
The aggregate value of all compensation granted or paid to any of our non-employee directors with respect to any calendar year, including awards under the Amended Plan, for his or her services as a director during such calendar year, may not exceed $750,000 ($1 million with respect to the director’s first year of service) with the value of any awards under the Amended Plan calculated based on their grant date fair value and assuming maximum payout.
Types of Awards
The Amended Plan provides for the grant of stock options, SARs, restricted and unrestricted stock and stock units, performance awards and other awards that are convertible into or otherwise based on our common stock. Dividend equivalents may also be provided in connection with certain awards under the Amended Plan, provided that any dividend equivalents will be subject to the same risk of forfeiture, if any, as applies to the underlying award.
•
Stock options and SARs. The Administrator may grant stock options, including ISOs and SARs. A stock option is a right entitling the holder to acquire shares of our common stock upon payment of the applicable exercise price. A SAR is a right entitling the holder upon exercise to receive an amount (payable in cash or shares of equivalent value) equal to the excess of the fair market value of the shares subject to the right over the base value from which appreciation is measured. The exercise price per share of each stock option, and the base value of each SAR, granted under the Amended Plan shall be no less than 100% of the fair market value of a share on the date of grant (110% in the case of certain ISOs). Other than in connection with certain corporate transactions or changes to our capital structure, stock options and SARs granted under the Amended Plan may not be repriced, amended, or substituted for with new stock options or SARs having a lower exercise price or base value, nor may any consideration be paid upon the cancellation of any stock options or SARs that have a per share exercise or base price greater than the fair market value of a share on the date of such cancellation, in each case, without stockholder approval. Each stock option and SAR will have a maximum term of not more than ten years from the date of grant (or five years, in the case of certain ISOs).

•
Restricted and unrestricted stock and stock units. The Administrator may grant awards of stock, stock units, restricted stock and restricted stock units. A stock unit is an unfunded and unsecured promise, denominated in shares, to deliver shares or cash measured by the value of shares in the future, and a restricted stock unit is a stock unit that is subject to the satisfaction of specified performance or other vesting conditions. Restricted stock are shares subject to restrictions requiring that they be forfeited, redelivered or offered for sale to us if specified performance or other vesting conditions are not satisfied.

•	Performance awards. The Administrator may grant performance awards, which are awards subject to the achievement of performance criteria.
•	Other stock-based awards. The Administrator may grant other awards that are convertible into or otherwise based on shares of our common stock, subject to such terms and conditions as it determines.
•
Substitute awards. The Administrator may grant substitute awards in connection with certain corporate transactions, which may have terms and conditions that are inconsistent with the terms and conditions of the Amended Plan.

Vesting; Terms of Awards
The Administrator determines the terms and conditions of all awards granted under the Amended Plan, including the time or times an award vests or becomes exercisable, the terms and conditions on which an award remains exercisable, and the effect of termination of a participant’s employment or service on an award. The Administrator may at any time accelerate the vesting or exercisability of an award. The Administrator may cancel, rescind, withhold or otherwise limit or restrict any award if a participant is not in compliance with all applicable provisions of the Amended Plan and/or any award agreement evidencing the grant of an award, or if the participant breaches any restrictive covenants.
Transferability of Awards
Except as the Administrator may otherwise determine, awards may not be transferred other than by will or by the laws of descent and distribution.

Effect of Certain Transactions
In the event of certain covered transactions (including the consummation of a consolidation, Business Combination or similar transaction, the sale of all or substantially all of our assets or shares of our common stock, or our dissolution or liquidation), the Administrator may, with respect to outstanding awards, provide for (in each case, on such terms and subject to such conditions as it deems appropriate):
•	The assumption, substitution or continuation of some or all awards (or any portion thereof) by the acquiror or surviving entity;
•	The acceleration of exercisability or delivery of shares in respect of any award, in full or in part; and/or
•
The cash payment in respect of some or all awards (or any portion thereof) equal to the difference between the fair market value of the shares subject to the award and its exercise or base price, if any.

Except as the Administrator may otherwise determine, each award will automatically terminate or be forfeited immediately upon the consummation of the covered transaction, other than awards that are substituted for, assumed, or that continue following the covered transaction.
Adjustment Provisions
In the event of certain corporate transactions, including a stock dividend, stock split or combination of shares (including a reverse stock split), recapitalization or other change in our capital structure, the Administrator shall make appropriate adjustments to the maximum number of shares that may be delivered under the Amended Plan, the individual award limits, the number and kind of securities subject to, and, if applicable, the exercise or purchase prices (or base values) of outstanding awards, and any other provisions affected by such event.
Clawback
The Administrator may provide that any outstanding award, the proceeds of any award or shares acquired thereunder, and any other amounts received in respect of any award or shares acquired thereunder will be subject to forfeiture and disgorgement to us, with interest and other related earnings, if the participant to whom the award was granted is not in compliance with any provision of the Amended Plan or any award, any non-competition, non-solicitation, no-hire, non-disparagement, confidentiality, invention assignment or other restrictive covenant, or any company policy that relates to trading on non-public information and permitted transactions with respect to shares of our common stock or provides for forfeiture, disgorgement or clawback, or as otherwise required by law or applicable stock exchange listing standards.
Amendments and Termination
The Administrator may at any time amend the Amended Plan or any outstanding award and may at any time suspend or terminate the Amended Plan as to future grants. However, except as expressly provided in the Amended Plan, the Administrator may not alter the terms of an award so as to materially and adversely affect a participant’s rights without the participant’s consent (unless the Administrator expressly reserved the right to do so in the applicable award agreement). Any amendments to the Amended Plan will be conditioned on stockholder approval to the extent required by applicable law, regulations, or stock exchange requirements.
Term
No awards shall be granted under the Amended Plan after June 30, 2031, but awards previously granted may extend beyond that time.
U.S. Federal Income Tax Consequences
The following is a summary of U.S. federal income tax consequences associated with awards granted under the Amended Plan. The summary does not purport to cover federal employment tax or other U.S. federal tax consequences that may be associated with the Amended Plan, nor does it cover state, local or non-U.S. taxes, except as may be specifically noted. The Amended Plan is not subject to the Employee Retirement Income Security Act of 1974, as amended, and is not intended to be qualified under Section 401(a) of the Internal Revenue Code of 1986, as amended (the “Code”).

Stock Options (other than ISOs)
In general, a participant has no taxable income upon the grant of a stock option that is not intended to be an ISO (an “NSO”) but realizes income in connection with the exercise of the NSO in an amount equal to the excess (at the time of exercise) of the fair market value of the shares acquired upon exercise over the exercise price. A corresponding deduction is generally available to us, subject to the limitations set forth in the Code. Upon a subsequent sale or exchange of the shares, any recognized gain or loss is treated as a capital gain or loss for which we are not entitled to a deduction.
Incentive Stock Optionss (ISOs)
In general, a participant realizes no taxable income upon the grant or exercise of an ISO. However, the exercise of an ISO may result in an alternative minimum tax liability to the participant. With some exceptions, a disposition of shares purchased pursuant to an ISO within two years from the date of grant or within one year after exercise produces ordinary income to the participant (and generally a deduction to us, subject to the limitations set forth in the Code) equal to the value of the shares at the time of exercise less the exercise price. Any additional gain recognized in the disposition is treated as a capital gain for which we are not entitled to a deduction. If the participant does not dispose of the shares until after the expiration of these one and two-year holding periods, any gain or loss recognized upon a subsequent sale of shares purchased pursuant to an ISO is treated as a long-term capital gain or loss for which we are not entitled to a deduction.
Stock Appreciation Rights (SARs)
The grant of a SAR does not itself result in taxable income, nor does taxable income result merely because a SAR becomes exercisable. In general, a participant who exercises a SAR for shares of stock or receives payment in cancellation of a SAR will have ordinary income equal to the amount of any cash and the fair market value of any stock received upon such exercise. A corresponding deduction is generally available to us, subject to the limitations set forth in the Code.
Unrestricted Stock Awards
A participant who purchases or is awarded unrestricted stock generally has ordinary income equal to the excess of the fair market value of the shares at that time over the purchase price, if any, and a corresponding deduction is generally available to us, subject to the limitations set forth in the Code.
Restricted Stock Awards
A participant who is awarded or purchases shares subject to a substantial risk of forfeiture generally does not have income until the risk of forfeiture lapses. When the risk of forfeiture lapses, the participant has ordinary income equal to the excess of the fair market value of the shares at that time over the purchase price, if any, and a corresponding deduction is generally available to us, subject to the limitations set forth in the Code. However, a participant may make an election under Section 83(b) of the Code to be taxed on restricted stock when it is acquired rather than later, when the substantial risk of forfeiture lapses. A participant who makes an effective 83(b) election will realize ordinary income equal to the fair market value of the shares as of the time of acquisition less any price paid for the shares. A corresponding deduction will generally be available to us, subject to the limitations set forth in the Code. If a participant makes an effective 83(b) election, no additional income results by reason of the lapsing of the restrictions.
For purposes of determining capital gain or loss on a sale of shares awarded under the Amended Plan, the holding period in the shares begins when the participant recognizes taxable income with respect to the transfer. The participant’s tax basis in the shares equals the amount paid for the shares plus any income realized with respect to the transfer. However, if a participant makes an effective 83(b) election and later forfeits the shares, the tax loss realized as a result of the forfeiture is limited to the excess of what the participant paid for the shares (if anything) over the amount (if any) realized in connection with the forfeiture.
Restricted Stock Units (RSUs)
The grant of a restricted stock unit does not itself generally result in taxable income. Instead, the participant is taxed upon vesting (and a corresponding deduction is generally available to us, subject to the limitations set forth in the Code), unless he or she has made a proper election to defer receipt of the shares (or cash if the award is cash settled) under Section 409A of the Code. If the shares delivered are restricted for tax purposes, the participant will instead be subject to the rules described above for restricted stock.

Application of Section 409A of the Code
Section 409A of the Code imposes an additional 20% tax and interest on an individual receiving non-qualified deferred compensation under a plan that fails to satisfy certain requirements.
While the awards to be granted pursuant to the Amended Plan are expected to be designed in a manner intended to comply with the requirements of Section 409A of the Code, if they are not exempt from coverage under such section, if they do not, a participant could be subject to additional taxes and interest.
New Plan Benefits
No awards have been granted pursuant to the Amended Plan that are contingent upon the approval by our stockholders of the Proposed Amendment to the Plan. Future awards under the Amended Plan will be granted at the discretion of the Board. As a result, the number of future awards under the Amended Plan to be received by particular employees or consultants is presently not determinable. The following table provides information with respect to the number of shares granted under the Plan for the fiscal year ended December 31, 2021. This table does not include 18,863,169 shares of Class A common stock underlying stock options issued under Legacy Astra’s 2016 Equity Incentive Plan (including options to acquire 6,650 shares of Class A common stock by Mr. Kemp, and options to acquire 710,905 shares of Class A common stock by Mr. Attiq).
	2021
Name and Title	Number of Shares Subject to Stock Options	Number of Shares Subject to Stock Awards
Chris Kemp, Chief Executive Officer	7,809,706	650,809
Adam London, Chief Technology Officer	1,952,427	325,405
Kelyn Brannon, Chief Financial Officer	1,895,154	1,387,527
Martin Attiq, Chief Business Officer	2,181,749	306,826
Benjamin Lyon, Chief Engineer and Executive Vice President of Engineering and Operations	2,603,236	1,301,618

All Current Executive Officers as Group	16,442,272	3,972,185
All Current Non-Executive Directors as a Group	—	86,443
All Current Non-Executive Officer Employee Group	—	7,886,145
Equity Compensation Plan Information
The following table shows the number of securities that may be issued pursuant to our equity compensation plans (including individual compensation arrangements) as of December 31, 2021:
Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights(1)	Weighted average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans(2)
Equity compensation plans approved by security holders	20,326,384	$ 7.516	13,534,449
Equity compensation plans not approved by security holders	0	0	0
Total	20,326,384	$ 7.516	13,534,449
(1)	The securities that may be issued are shares of Class A common stock, issuable upon exercise of outstanding stock options or SARs.
(2)	The securities that remain available for future issuance include 8,534,449 that are issuable pursuant to the Plan and 5,000,000 that are issuable pursuant to the ESPP.
The Board recommends a vote “FOR” the Plan Proposal.
Proxies received by the Board will be voted “FOR” the Plan Proposal unless a contrary vote is specified.

PROPOSAL 3
RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2022
The Audit Committee is directly responsible for the appointment, compensation, retention, and oversight of the independent registered public accounting firm retained to audit the Company’s consolidated financial statements. To execute this responsibility, the Audit Committee engages in a thorough annual evaluation of (i) the independent registered public accounting firm’s qualifications, performance, and independence, (ii) whether the independent registered public accounting firm should be rotated, and (iii) the advisability and potential impact of selecting a different independent registered public accounting firm.
On March 18, 2022, the Audit Committee appointed PricewaterhouseCoopers LLP (“PwC”), an independent registered public accounting firm, to audit the consolidated financial statements of the Company and its subsidiaries for the year ending December 31, 2022. PwC had not previously held this position in relation to the Company. In accordance with SEC rules and PwC policies, audit partners are subject to rotation requirements to limit the number of consecutive years an individual partner may provide audit services to the Company. For lead and concurring review audit partners, the maximum number of consecutive years of service in that capacity is five years. The Audit Committee was involved in the selection of PwC’s lead audit partner.
The Audit Committee and the Board believe that the retention of PwC to serve as Astra’s independent registered public accounting firm for the year ending December 31, 2022, is in the best interests of the Company and its stockholders. If the stockholders do not ratify the appointment of PwC, the Audit Committee will reconsider its selection. Representatives of PwC are expected to attend the Annual Meeting where they will be available to respond to questions and, if they desire, to make a statement.
The Board recommends a vote “FOR” the ratification of the appointment of PwC as Astra’s independent registered public accounting firm for the year ending December 31, 2022.
Proxies received by the Board will be voted “FOR” ratification unless a contrary vote is specified.

PROPOSAL 4
ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION
Under Section 14A of the Exchange Act, the stockholders of Astra are entitled to vote at this year’s Annual Meeting to approve the compensation of the Company’s named executive officers, as disclosed in this Proxy Statement pursuant to Item 402 of Regulation S-K of the rules and regulations under the Securities Act of 1933, as amended (the “Securities Act”). The stockholders’ first vote to approve Astra’s executive compensation will occur at the Annual Meeting.
As described more fully in the Compensation Discussion and Analysis (the “CD&A”) beginning on page 34, Astra’s executive compensation program is designed to attract, retain, and reward top executive talent. The intent of our compensation program is to reward the achievement of Astra’s short-term goals and objectives while supporting the Company’s long-term business strategy. The compensation program supports our pay for performance philosophy.
This proposal, often referred to as a “say on pay” proposal, gives stockholders the opportunity to express their views on the Company’s named executive officers’ compensation. This vote is not intended to address any specific item of compensation, but rather the overall compensation of the named executive officers as described in this Proxy Statement. Accordingly, the Board recommends that stockholders vote in favor of the following resolution:
“RESOLVED, that the compensation paid to the Company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables, and narrative discussion, is hereby APPROVED.”
The say on pay vote is advisory and therefore not binding on the Company, the Board or the Compensation Committee. However, the Board and the Compensation Committee value the opinions of our stockholders, and to the extent there is a significant number of votes against the named executive officer compensation as disclosed in this Proxy Statement, stockholders’ concerns will be considered, and the Board and the Compensation Committee will evaluate actions necessary to address those concerns.
The Board recommends a vote “FOR” the approval of Astra’s executive compensation as disclosed in this Proxy Statement. Proxies received by the Board will be voted “FOR” the approval of the Company’s named executive officer compensation unless a contrary vote is specified.

PROPOSAL 5
ADVISORY VOTE TO APPROVE THE FREQUENCY OF THE NON-BINDING ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION
As described in Proposal 4, Astra’s stockholders are provided the opportunity to cast an advisory vote to approve the compensation of our named executive officers, that is, the say on pay vote. Section 14A of the Exchange Act also affords stockholders the opportunity to cast an advisory vote regarding how often the Company should include the say on pay vote in its proxy materials for future annual stockholder meetings (or other meetings of stockholders at which directors will be elected). Under this Proposal 5, stockholders may vote to have the say on pay vote every one year, two years, or three years, or abstain from the vote.
Because this is only an advisory vote, the Board may decide that it is in the best interests of the stockholders and the Company to hold the say on pay vote more or less frequently than the option selected by the stockholders.
The Board recommends that you vote for having the advisory vote to approve the compensation of our named executive officers every “THREE” years.
Proxies received by the Board will be voted for every “THREE” years unless a contrary vote is specified.

EXECUTIVE OFFICERS
Our executive officers are elected by the Board to hold office until their successors are elected and qualified or their earlier resignation or removal. The biographical information for each of the executive officers is provided below.
Chris Kemp
Age 44
Chief Executive Officer
For biographical information for Mr. Kemp, see “Proposal 1: Election of Class II Director—Continuing Members of the Board.”
Adam London
Age 48
Chief Technology Officer
For biographical information for Dr. London, see “Proposal 1: Election of Class II Director—Continuing Members of the Board.”
Kelyn Brannon
Age 63
Chief Financial Officer
Ms. Brannon serves as our Chief Financial Officer and has served in that role since December 2020. Ms. Brannon leads our finance and legal functions. Throughout her career, Ms. Brannon has served as the Chief Financial Officer for several companies in the information technology and software industries. Ms. Brannon previously served as the Chief Financial Officer at Asure Software from October 2017 until August 2020. She has also served as a self-employed Finance Executive Consultant from May 2015 to December 2020, through which she offered consultative services for board and audit committee presentations and corporate governance. Ms. Brannon was the Chief Financial Officer of Arista Networks, Inc. from July 2013 until April 2015. Prior to that, she was the Chief Financial Officer at Delivery Agent, where she prepared Delivery Agent for its Initial Public Offering. Ms. Brannon has a BA in Political Science from Murray State University.
Martin Attiq
Age 39
Chief Business Officer
Mr. Attiq serves as our Chief Business Officer and has been with Astra since January 2020. Mr. Attiq leads our business development, partnerships, spaceport services, real estate strategy, communications and policy functions. From January 2016 until January 2020, Mr. Attiq served as the Vice President and Head of Strategic Partnerships for SigFig, a digital innovation company for retail banking and wealth management. Prior to that, from July 2005 to July 2015, Mr. Attiq was a Director at BlackRock, where he co-founded and helped scale the Financial Markets Advisory group. Mr. Attiq holds a B.S.E. in Industrial and Operations Engineering from the University of Michigan as well as an M.S. in Management from Stanford University Graduate School of Business where he was a Sloan Fellow.
Benjamin Lyon
Age 43
Chief Engineer and Executive Vice President of Engineering and Operations
Mr. Lyon has served as our Chief Engineer and Executive Vice President of Engineering and Operations since February 2021. Mr. Lyon previously served at Apple in various capacities since May 1999, most recently as Senior Director of the Special Projects Group since April 2014, and previously as Director of Sensing Hardware, Senior Manager of Sensing Hardware, Electrical Engineer – Technical Lead for Trackpads and Electrical Engineer for Input and Displays. Mr. Lyon holds a B.S. in Electrical and Computer Engineering from Carnegie Mellon University.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth information known to the Company regarding the beneficial ownership of our Class A common stock and Class B common stock as of April 21, 2022 by:
•	each person known by us to beneficially own more than 5% of our common stock;
•	each of our named executive officers;
•	each of our directors (including the director nominees); and
•	all of our directors and executive officers as a group.
Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if they possess sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or exercisable within 60 days. In computing the number of shares of Class A or Class B common stock beneficially owned by a person and the percentage ownership, the Company deemed outstanding shares of its Class A common stock subject to options held by that person that are currently exercisable or exercisable within 60 days and restricted stock units held by that person that are subject to vest within 60 days. The Company did not deem these shares outstanding, however, for the purpose of computing the percentage ownership of any other person.
The beneficial ownership of Company stock is based on 208,614,084 shares of Class A common stock and 55,539,188 shares of Class B common stock issued and outstanding as of April 21, 2022.
Unless otherwise indicated, the Company believes that each person named in the table below has sole voting and investment power with respect to all of the Class A or Class B common stock beneficially owned by them. Except as otherwise indicated, the address of each beneficial owner listed is c/o Astra Space, Inc., 1900 Skyhawk Street, Alameda, California 94501.

Name and Address of Beneficial Owner	Number of Shares of Class A Common Stock	% of Class A Common Stock	Number of Shares of Class B Common Stock	% of Class B Common Stock	% of Total Voting Power**
Directors and Executive Officers:
Martin Attiq(1)(3)	618,893	*	—	—	*
Kelyn Brannon(1)(4)	811,044	*	—	—	*
Michèle Flournoy(1)(5)	13,556	*	—	—	*
Chris C. Kemp(1)(6)	6,650	*	27,095,633	48.8%	35.5%
Michael E. Lehman(1)(7)	24,602	*	—	—	*
Adam London(1)	—	—	28,443,555	51.2%	37.2%
Benjamin Lyon(1)(8)	326,649	*	—	—	*
Craig McCaw(2)	9,280,927	4.5%	—	—	4.5%
Lisa Nelson(1)(9)	16,684	*	—	—	*
Scott Stanford(1)(10)	29,649,132	14.2%	—	—	3.9%
All directors and executive officers as a group (ten individuals)	40,748,137	19.5%	55,539,188	100%	78.0%

Five Percent Holders:
ACME, LLC and affiliated funds(11)	29,626,192	14.2%	—	—	3.9%
A/NPC Holdings LLC(12)	25,155,093	12.1%	—	—	3.3%
Canaan X L.P.(13)	16,489,668	8.0%	—	—	2.2%
*	less than 1%
**
Percentage of total voting power represents voting power with respect to all shares of Class A common stock and Class B common stock, as a single class. Each share of Class B common stock is entitled to 10 votes per share and each share of Class A common stock is entitled to one vote per share.

(1)	The business address of each of these holders is 1900 Skyhawk Street, Alameda, CA 94501.
(2)
The business address of Mr. McCaw is 2300 Carillon Point, Kirkland, WA 98033. Includes 14,911 restricted stock units which vest within 60 days of April 21, 2022. The record holder of the remaining shares reported here is X-icity Holdings Corporation (“X-icity”) Mr. McCaw is the Co-CEO of Pendrell. Mr. McCaw shares voting and investment discretion with respect to the Class A common stock held of record by Pendrell Corporation (“Pendrell”), which owns 100% of X-icity. Mr. McCaw shares voting and investment discretion with respect to these shares and disclaims any beneficial ownership of any shares held by X-icity or Pendrell except to the extent of his pecuniary interest therein. The business address of Pendrell is 2300 Carillon Point, Kirkland, WA 98033.

(3)
Includes options to purchase 585,084 shares of Class A common stock that will be exercisable 60 days from April 21, 2022, and 12,012 restricted stock units which will vest within 60 days from April 21, 2022.

(4)
Includes options to purchase 518,474 shares of Class A common stock that will be exercisable 60 days from April 21, 2022, and 99,681 restricted stock units which will vest within 60 days from April 21, 2022.

(5)	Consists solely of restricted stock units which will vest within 60 days from April 21, 2022.
(6)	Number of shares of Class A common stock reported consists solely of options to purchase shares of Class A common stock that will be exercisable 60 days from April 21, 2022.
(7)	Includes 18,352 restricted stock units which will vest within 60 days from April 21, 2022.
(8)	Includes 81,351 restricted stock units which will vest within 60 days from April 21, 2022.
(9)	Consists solely of restricted stock units which will vest within 60 days from April 21, 2022.
(10)
Shares reported includes 22,940 restricted stock units which will vest within 60 days from April 21, 2022, and shares held by ACME, LLC and its affiliates Sherpa Ventures Fund II, LP (“ACME Fund II”), ACME SPV AS, LLC (collectively “ACME Capital”) and Eagle Creek Capital LLC (collectively “ACME Capital”). See Note 11. Scott Stanford exercises voting and dispositive control over the securities held by ACME Fund II and Eagle Creek Capital LLC and thus may be deemed to beneficially own such securities. Scott Stanford and Hany Nada exercise voting and dispositive control over the securities held by ACME SPV AS, LLC and thus may be deemed to beneficially own such securities.

(11)
Based on the Schedule 13D filed on July 12, 2021, funds managed by ACME Capital are the record holders of the shares reported herein. Scott Stanford exercisesvoting and dispositive control over the securities held by ACME Fund II and Eagle Creek Capital LLC and thus may be deemed to beneficially own such securities. Scott Stanford and Hany Nada exercise voting and dispositive control over the securities held by ACME SPV AS, LLC and thus may be deemed to beneficially own such securities. The business address of ACME Capital is 500 Howard Street, Suite 201, San Francisco, CA 94105.

(12)
Based on the Scheduled 13G filed on July 8, 2021, A/NPC Holdings LLC is a Delaware limited liability company (“A/NPC Holdings”). 61.24% of the interests of A/NPC Holdings are held by Newhouse Cable Holdings, LLC, a New York limited liability company (“Newhouse Cable”). The remaining 38.76% of the interests in A/NPC Holdings are held by Advance Communications Company LLC, a New York limited liability company (“Advance Communications Co.”), which is also the managing member of A/NPC Holdings. Newhouse Cable is a wholly-owned subsidiary of Newhouse Broadcasting Corporation, a New York corporation. Advance Communications Co. is an indirect wholly-owned subsidiary of Advance Publications, Inc., a New York corporation (“API”). All of the common shares in API are owned by Newhouse Family Holdings, L.P., a Delaware limited partnership (“NFH”). As a result of its ownership of all of the outstanding common shares of API, NFH has the power to elect the board of directors of API. Advance Long-Term Management Trust, a New Jersey trust (“Advance Long-Term Trust”), is the sole general partner of NFH. The trustees of Advance Long-Term Trust are Samuel I. Newhouse, III, Steven O. Newhouse, Michael A. Newhouse, Victor F. Ganzi and Thomas Summer. NFH, Advance Long-Term Trust and each trustee of Advance Long-Term Trust disclaim beneficial ownership of the shares of Class A Common Stock reported on this Proxy Statement. The business address of A/NPC Holdings LLC is c/o Advance Finance Group, One World Trade Center, 43rd Floor, New York, NY 10007, Attn: William J. Barry and Sol Cotlier.
(13)
Based on the Schedule 13G filed on January 27, 2022, the shares are held directly by Canaan X L.P. (the “Canaan Fund”). The sole general partner of the Canaan Fund is Canaan Partners X LLC (“Canaan X”), and may be deemed to have sole voting, investment and dispositive power with respect to the shares held by the Canaan Fund. Investment and voting decisions with respect to the shares held by the Canaan Fund are made by the managers of Canaan X, collectively. The business address is 2765 Sand Hill Road, Menlo Park, CA 94025.

EXECUTIVE COMPENSATION
COMPENSATION DISCUSSION AND ANALYSIS

EXECUTIVE SUMMARY
The Compensation Committee seeks to maintain a compensation program for its named executive officers (the “NEOs”) that supports Astra’s short-term and long-term strategic goals. The program reflects our pay-for-performance philosophy and is intended to promote the retention of high-performing executives and the creation of long-term stockholder value. Specifically, our goal is to align the compensation of our NEOs with stockholder value and motivate our NEOs to achieve the Company’s strategic objectives.
We operate in a highly competitive industry and the competition for executive talent continues to intensify. The challenges we face in hiring and retaining NEOs include:
•
Highly Competitive Spacetech Industry — We are a pioneer in the innovative and highly competitive SpaceTech industry. Many of the companies with whom we compete for talent are larger and are able to offer higher compensation than us.

•
Challenging Employee Retention Environment — In the Spacetech industry, there is substantial and continuous competition for executives with the experience and aptitude to motivate and lead engineers in designing, developing and managing our product and service offerings. We are headquartered in Alameda, California, part of the Silicon Valley, where competition for top talent is particularly challenging.

Our compensation program relies upon a mix of base salary and equity incentive compensation to reward, motivate and retain our NEOs. We aligned our base salaries across our NEOs in the third quarter 2021, such that all receive an annual base salary of $500,000 (other than Mr. Kemp, our CEO, who receives $600,000) as we view each of the NEOs as critical to Astra’s future success and increasing long-term stockholder value.
Our primary incentive and retention tool is our 2021 Omnibus Incentive Plan (the “Plan”) and the compensation of our NEOs is heavily weighted to equity grants under the Plan. In 2021, we granted to our NEOs a combination of service-based stock options (“SSOs”), service-based restricted stock units (“RSUs”) and performance-based stock options (“PSOs”). As described in more detail below under “Long-Term Equity Incentive Compensation,” vesting of our PSOs are tied to the Company’s achievement of five (5) critical business objectives and the increase in the Company’s stock price. Given the Company’s status in 2021 as an emerging growth company and that its paid commercial operations did not start until the first quarter of 2022, the Compensation Committee believed that focusing the PSOs on the strategic objectives necessary to drive financial performance and thus long-term stockholder value would serve as a strong incentive to the Company’s NEOs to ensure these objectives were achieved. As a result, a large percentage of the NEOs’ incentive compensation is tied to the PSOs. To ensure the retention of our NEOs, we incorporated SSOs and RSUs into our compensation programs. These generally vest over a period of four (4) years. See “Long-Term Equity Incentive Compensation” below regarding specific vesting schedules for each of the NEOs.

Our NEOs realized compensation for 2021 was significantly below the total compensation reported in the Summary Compensation Table. This result is consistent with the pay-for-performance nature of our executive compensation program where approximately 58% of the equity awards granted to our NEOs are delivered in the form of PSOs. These deliver value to the NEOs only if the Company’s stock price increases and then only as and when the five critical business objectives are achieved. Based on the closing trading price for a share of the Company’s Class A common stock as of April 21, 2022, all stock options (both SSOs and PSOs) granted to the NEOs are underwater (meaning that their exercise price is higher than the current market price). The value of underwater SSOs and PSOs included in each NEOs total compensation for 2021 is as follows:
Name	Award Type	Grant Date Fair Value of the SSO/PSOs that are Underwater(1)
Chris Kemp	PSOs	$30,301,659
	SSOs	$7,231,659
Adam London	PSOs	$6,060,335
	SSOs	$3,615,830
Kelyn Brannon	PSOs	$3,030,168
	SSOs	$6,799,723
Martin Attiq	PSOs	$9,090,501
	SSOs	$1,274,090
Benjamin Lyon	PSOs	$12,120,668
	SSOs	N/A
(1)
Reflects the grant date fair value determined in accordance with the Financial Accounting Standards Board Accounting Standards Codification Topic 718, Comparison. The assumptions made in these valuations are discussed in our Form 10-K in Item 15 — Consolidated Financial Statements

2021 BUSINESS HIGHLIGHTS
On June 30, 2021, we closed on our Merger, thereby becoming a publicly traded company. On July 1, 2021, we merged with Apollo Fusion, Inc., whose propulsion module (now known as Astra Spacecraft Engine) achieved successful orbital ignition on board the Spaceflight Sherpa-LTE1 orbital transfer vehicle. On November 4, 2021, we filed an application with the Federal Communication Commission, under which we requested authority to launch and operate a non-geostationary orbit satellite system using V-band frequencies as we work to build out our space services offering. On November 20, 2021, we conducted our first commercial orbital launch on our launch vehicle LV0007.

COMPENSATION POLICIES AND PRACTICES
Our compensation program is designed to provide appropriate performance incentives and avoid compensation practices that do not promote the interests of our stockholders.
✔ WHAT WE DO		✘ WHAT WE DON’T DO
✔	Maintain strong alignment between corporate performance and NEO compensation by having a majority of the total compensation consist of performance-based compensation.	✘	No stock options granted below the fair market value of a share of our Class A common stock on the grant date
✔	Have employment and change in control agreements with our NEOs.	✘
No guaranteed bonuses in connection with annual pay structure (except with respect to Kelyn Brannon and Benjamin Lyon for 2021, which they each negotiated at the time they joined the Company and we provided as incentives to their on-boarding).

✔	Maintain a long-term incentive plan that provides for forfeiture of awards if an employee engages in misconduct.	✘	No hedging or pledging of our securities by NEOs and directors.
✔	Use an independent compensation consultant retained by and reporting directly to the Compensation Committee.	✘	No perquisites
✔	Have agreements that only provide for “double-trigger” accelerated vesting of all unvested options and RSUs to any of our NEO’s upon a change of control.	✘	No excise tax gross-ups
✔	Conduct competitive benchmarking to align our executive compensation with the market.
As a newly public company, the Compensation Committee continues to work to refine its executive compensation program. In 2022, it expects to consider the adoption of a clawback policy, stock ownership guidelines. and the implementation of a process for assessing the effectiveness of the compensation plan for the purpose of identifying economic or reputational risks in the design of our incentive compensation programs.
2021 NAMED EXECUTIVE OFFICERS
NEO	Title
Chris Kemp	Chief Executive Officer
Adam London	Chief Technology Officer
Kelyn Brannon	Chief Financial Officer
Martin Attiq	Chief Business Officer
Benjamin Lyon	Chief Engineer and Executive Vice President of Engineering and Operations
COMPENSATION PROCESS
The Company maintains compensation principles that are intended to ensure that its compensation practices are fair and reasonable as applied to both executive and non-executive employees. These principles align with the Company’s mission to Improve Life on Earth from SpaceTM, balance both individual and company performance, and seek to provide competitive wages and benefits with consistent position in the median range of the most relevant markets to employees based on their roles, responsibilities, skills, and performance.
As it relates to Astra’s executive compensation program, our goal is to ensure this program:
•	closely aligns our executive compensation with stockholder value creation, avoiding plans that encourage our executives to take excessive risk, while driving long-term value to stockholders;
•	supports our long-term business strategy by ensuring that performance objectives are consistent with driving long-term stockholder value;

•
recognizes that the portion of a NEO’s compensation that is at-risk and performance-based should be tied to the level of that individual’s responsibility and their ability to control the achievement of the performance objectives;

•	emphasizes equity-based compensation over cash compensation;
•	allows us to recruit and retain a top-tier executive team in a competitive industry and to motivate our executive team to achieve superior performance over sustained periods;
•	provides a competitive compensation opportunity while adhering to market standards for compensation; and
•	complements and advances values the underlie Astra’s culture, which values are set forth below:
○	Serve — We serve our employee, our customers and the world.
○	Learn — We listen to feedback and learn through constant iteration.
○	Simplify to Scale — We achieve scale by simplifying our products, processes and service.
○	Optimize Globally — We make trade-offs locally in order to optimize globally.
○	Ship — The more we ship, the more we learn, the faster we achieve our goals.
The Compensation Committee periodically reviews the compensation principles used for setting the total cash compensation and equity incentive compensation for the Company’s workforce. The Company also periodically compares the components of its compensation with its peer companies and those of its competitors in the Spacetech industry to ensure that compensation remains competitive and continues to attract, retain, and motivate a skilled and diverse workforce.
COMPENSATION CONSULTANT
Pursuant to its charter, the Compensation Committee is authorized to engage, at the expense of the Company, a compensation consultant to provide independent advice, support, and expertise to assist the Compensation Committee in overseeing and reviewing Astra’s overall executive compensation strategy, structure, policies, and programs, and to assess whether our compensation structure establishes appropriate incentives for management and other key employees.
Aon’s Human Capital Solutions practice, a division of Aon plc (“Aon”), in its role as the Compensation Committee’s independent compensation consultant, assisted with executive and director pay assessments and worked with the Compensation Committee to review the design of the executive compensation program for 2021. In addition, Aon assisted the Compensation Committee in identifying the peer groups of publicly-traded companies the Compensation Committee used in competitive market analyses and benchmarking of both executive and non-executive compensation.
Aon reported directly to the Compensation Committee and provided no other remunerated services to the Company. Aon does not provide services for any of our affiliates. In accordance with SEC rules and requirements, and Nasdaq listing standards, the Company has affirmatively determined that Aon is independent, and that no conflicts of interest exist between the Company and Aon (or any individuals working on the Company’s account on behalf of Aon).

COMPENSATION BENCHMARKING
In evaluating executive officer compensation, the Compensation Committee intends to annually consider the compensation paid by an executive compensation peer group, and to use that information as a basis for evaluating the pay of our executive officers. In August 2021, the Compensation Committee adopted an executive compensation peer group consisting of the twenty companies identified below, and used that information as part of its decision making in granting equity awards to the named executive officers in September 2021.
		Financials (in millions)(1)
NAME	INDUSTRY	REVENUES ($)	MARKET CAPITALIZATION ($)
Aeva Technologies	Electronic Equipment and Instruments	9	1,620
Array Technologies	Electrical Components and Equipment	853	2,120
C3.ai	Application Software	183	6,770
Canoo	Automobile Manufacturers	—	1,840
ChargePoint	Electrical Components and Equipment	241	4,640
Fisker	Automobile Manufacturers	0	4,670
Hyliion	Construction Machinery and Heavy Trucks	0	1,080
JFrog	Systems Software	207	2,860
Lordstown Motors	Automobile Manufacturers	—	678
Luminar Technologies	Auto Parts and Equipment	32	5,880
Nikola	Construction Machinery and Heavy Trucks	—	4,080
nLIGHT	Electronic Equipment and Instruments	270	1,050
PagerDuty	Application Software	281	2,860
Proterra	Biotechnology	243	1,960
QuantumScape	Auto Parts and Equipment	—	9,500
Sumo Logic	Application Software	242	1,360
Telos	Systems Software	242	1,030
Velodyne Lidar	Electronic Equipment and Instruments	62	916
Virgin Galactic	Aerospace and Defense	3	—
75th Percentile		243	4,648
50th Percentile		207	2,040
25th Percentile		9	1,073
Astra Space	Aerospace and Defense	—	1,830
Revenues set forth in the table above reflect the twelve months ended December 31, 2021 and the market capitalization value for each peer company are as of December 31, 2021. The peer group was chosen in August 2021 based primarily on companies that had gone public within the last five years within the industries similar to those in which the Company competes and having a market capitalization similar to that of the Company. At that time, Astra was positioned modestly above the 50th percentile in the market capitalization for the peer group and had room to grow in terms of total headcount.

ELEMENTS OF COMPENSATION
The charts below demonstrate how the NEOs’ total 2021 compensation was allocated among base salary, bonuses (where applicable), service-based stock options, service-based restricted stock units and performance-based stock options. The charts also indicate the portion of the NEOs’ total 2021 compensation that is subject to the achievement of challenging performance goals set forth in our PSOs. In addition, each NEO was granted SSOs that are dependent on an increase in the stock price during the term that the option is exercisable. Thus, a significant portion of our NEOs’ total 2021 compensation was “at-risk.”

2021 Pay Element	Why Element Was Provided	Key Characteristic(s)
Annual Base Salary	• Compensate executives for their normal day-to-day responsibilities	• Only fixed portion of compensation (except for Ms. Brannon and Mr. Lyon ) • All other compensation elements are variable

Service-Based Stock Options (SSOs)	• Motivate executives to build long-term stockholder value • Retain our executives
• Provide value only if stock price increases

• Exercise price is equal to the per share price of Astra common stock on the grant date

• Generally vest over a period of four years, with 25% vesting on the first vesting date (which is either February 15, 2022 or August 15, 2022, depending on the NEO) and then quarterly thereafter

Restricted Stock Units (RSUs)	• Motivate executives to build long-term stockholder value • Retain our executives	• Generally vest over a period of four years, with 25% vesting on the first vesting date (which is either February 15, 2022 or August 15, 2022, depending on the NEO) and then quarterly thereafter

Performance Based Stock Options (PSOs)	• Motivate the executives to focus on achieving the Company’s critical business objectives supporting its long term strategy and increasing the Company’s stock price
• PSOs vest based on achievement of performance objectives and increases in the stock price

• PSOs are intended to cover a five year period through 2026

• The Compensation Committee does not intend to make additional grants of PSOs until the five year period expires

BASE SALARY
We establish the base salaries of our NEOs by considering the base salaries paid to executives holding similar positions within our peer group of companies and targeting the 25th to 50th percentile among those peer companies. Base salaries for our NEOs, other than Ms. Brannon, is positioned well below the median of the Company’s peer group. The Compensation Committee's approach is consistent with the Company’s philosophy to emphasize equity-based compensation over cash compensation and its pay for performance philosophy.
In September 2021, we adjusted base salaries for Dr. London and Ms. Brannon to align them with the base salaries of Mr. Lyon and Mr. Attiq as we view each of these NEOs as critical to Astra’s future success and increasing long-term stockholder value. Following these adjustments, the annual base salaries for all NEOs, other than Mr. Kemp, were $500,000.
Mr. Kemp was paid an annual base salary of $600,000 during 2021.
Mr. Lyon was paid an annual base salary of $400,000 from February 2021, to May 1, 2021, when his salary increased to $500,000, annually.
Mr. Attiq was paid an annual base salary of $500,000 during 2021.
NEGOTIATED BONUS
In 2021, the Company paid Ms. Brannon and Mr. Lyon a bonus of $300,000 and $250,000, respectively, both of which were negotiated at the time they joined the Company to incentivize them to join the organization. We did not pay short-term cash incentives to any other NEO as the Company granted larger equity incentives to better align with stockholders’ long-term interests and in support of our pay-for-performance philosophy.
LONG-TERM EQUITY INCENTIVE COMPENSATION
In an effort to drive long-term stockholder value and retain its NEOs, the Company awards equity grants under its 2021 Omnibus Incentive Plan, which grants consisted in 2021 of a combination of service-based stock options (“SSOs”), service-based restricted stock units (“RSUs”) and performance-based stock options (“PSOs”). The table below sets forth the awards that were granted in 2021 to each NEO, along with the grant date fair value of each award.
Name	Award Type	Number of Shares underlying grant	Grant Date Fair Value of the Award(1)
Chris Kemp	RSUs	650,809	$5,833,248
	PSOs	6,508,088	$30,301,659
	SSOs	1,301,618	$7,231,659
Adam London	RSUs	325,405	$2,941,629
	PSOs	1,301,618	$6,060,335
	SSOs	650,809	$3,615,830
Kelyn Brannon	RSUs	1,387,527	$12,543,105
	PSOs	650,809	$3,030,168
	SSOs	1,244,345	$6,799,723
Martin Attiq	RSUs	306,826	$2,773,676
	PSOs	1,952,427	$9,090,501
	SSOs	229,322	$1,274,090
Benjamin Lyon	RSUs	1,301,618	$11,766,497
	PSOs	2,603,236	$12,120,668
	SSOs	—	—
(1)
Reflects the grant date fair value determined in accordance with the Financial Accounting Standards Board Accounting Standards Codification Topic 718, Comparison. The assumptions made in these valuations are discussed in our Form 10-K in Item 15 — Consolidated Financial Statements

The mix of service-based and performance-based equity grants among the NEOs was primarily driven by the executive officer’s direct ability to drive the performance metrics measured.
The equity grants as a whole further support the goals of the Company’s compensation philosophy to align each executive officer’s interests with the long-term interests of the Company’s stockholders and to drive stockholder value. While the equity grants to the Company’s executive officers are, as a whole, positioned above the median of the Company’s peer group, these grants are intended to cover a period of four (4) years for the service-based awards and five years for the performance base awards. These are typically longer periods of time than the grants issued to similarly situated executive officers for the Company’s peers and are much more heavily weighted towards performance-based awards than the Company's peers.
Service-Based Incentive Compensation
On September 20, 2021, the Company granted service-based SSOs and RSUs to the NEOs. The ultimate value of these awards to the executive, upon the vesting of the RSUs or the exercise of the service-based stock options, is directly based upon the Company’s stock price at the time of vesting or exercise. Information with respect to their specific grants are set forth below under “Grants of Plan-Based Awards for the Fiscal Year Ended December 31, 2021.” The exercise price for the stock option grants is $9.04, which was the closing share price for a share of the Company’s Class A common stock on September 20, 2021, the grant date.
The SSOs and RSUs vest based on each NEO’s continued service to the Company, specifically:
•
All of the RSUs granted to Mr. Kemp and Dr. London, (b) 114,662 of the RSUs granted to Mr. Attiq and (c) all of the service-based stock options granted to Mr. Kemp, Dr. London and Mr. Attiq vest as follows: 25% of the grant vesting on August 15, 2022, and then in substantially equal quarterly installments beginning on November 15, 2022, through and including August 15, 2025.

•
All of the RSUs and SSOs granted to Ms. Brannon and (b) the remaining RSUs granted to Mr. Attiq (192,164) vest as follows: 25% of the grant vests on February 15, 2022, with the remainder vesting in substantially equal quarterly installments beginning on May 15, 2022, through and including February 15, 2025.

The RSUs granted to Benjamin Lyon vest as follows: 31.25% of the grant vests on November 15, 2021, with the remainder vesting in substantially equal quarterly installments beginning on February 15, 2022, through and including August 15, 2024.
In January 2022, the Company granted additional SSOs and RSUs to all of the NEOs, except Mr. Lyon who had negotiated his equity grants as part of his offer letter. These SSOs and RSUs vest as follows:
•
All grants to Messrs. Kemp, London and Attiq vest as follows: 25% of the grant vesting on August 15, 2022, and then in substantially equal quarterly installments beginning on November 15, 2022, through and including August 15, 2025.

•
All grants to Ms. Brannon vest as follows: 25% of the grant vests on February 15, 2022, with the remainder vesting in substantially equal quarterly installments beginning on May 15, 2022, through and including February 15, 2025.

Performance-Based Incentive Compensation
Consistent with our pay-for-performance philosophy, the Company awarded PSOs to the NEOs with the intention that these awards would cover a five-year performance period. The exercise price of the PSOs is $9.04, which was the closing share price for a share of the Company’s Class A common stock on September 20, 2021, the grant date. The awards vest subject to the achievement of the following milestones:
Milestone A:	The Company has had a Successful Orbital Delivery.
Milestone B:	The Company has had six (6) Orbital Launches during a six (6) consecutive month period.
Milestone C:	The Company has completed a prototype for a Spacecraft that has achieved an Orbital Launch.
Milestone D:	The Company has conducted twenty-six (26) Orbital Launches during a six (6) consecutive month period.
Milestone E:	The Company has achieved an Orbital Launch for an aggregate of 100 Spacecraft.
The milestones do not need to be achieved in any specific order or sequence.
After a milestone is achieved, twenty percent (20%) of the PSO grant will vest on the vesting date immediately following the date that the volume weighted average share price for a period of thirty trading days has met the share price threshold. For this purpose, a “vesting date” is the February 15, May 15, August 15 or November 15 immediately following the date the share price threshold is achieved and the “share price threshold” is (i) $15.00 following the achievement of the first milestone; (b) $20.00 following the achievement of the second milestone; (c) $30.00 following the achievement of the third milestone; (d) $40.00 following the achievement of the fourth milestone, and (e) $50.00 following the achievement of the fifth milestone. Notwithstanding the foregoing, no portion of the performance-based stock option grant will vest until November 15, 2022, and no unvested portion of the PSO grant shall vest after November 15, 2026, meaning the unvested portion of the PSO grant will expire at that date. The foregoing summary of the vesting schedule for the PSO grants is qualified in its entirety by reference to the full text of the form of Performance Stock Option Award Agreement on file with the Securities and Exchange Commission.
The size of the PSO grants reflects the expectation of the Company’s Compensation Committee that the grants will address the Company’s growth and development goals over the next five years. Thus, the Compensation Committee does not, at this time, anticipate granting any additional PSOs in the near future.
CLAWBACK POLICY
The Company is subject to the “clawback” provision of Section 304 of the Sarbanes-Oxley Act of 2022 which generally requires public company chief executive officers and chief financial officers to disgorge bonuses, other incentive- or equity-based compensation, and profits on sales of company stock that they receive within the 12-month period following the public release of financial information if there is a restatement because of material noncompliance, due to misconduct, with financial reporting requirements under the federal securities laws.
BENEFITS
We provide all of our employees, including our NEOs, broad-based employee benefits that are intended to attract and retain employees while providing them with health and welfare benefits, including medical, dental, vision, life and disability insurance coverage, and the ability for eligible participants to participate in our 401(k) plan.
We do not provide any perquisites for the NEOs.
POTENTIAL TERMINATION AND CHANGE-IN-CONTROL BENEFITS
See the discussion below under “Employment Agreements” as well as “Payments upon Termination or Change-in-Control” for information related to potential termination and change-in-control benefits available to our NEOs.
OVERSIGHT OF RISKS RELATED TO COMPENSATION POLICIES
With the assistance of the Compensation Committee’s independent compensation consultant, Aon, the Compensation Committee reviewed Astra’s material compensation policies and practices and concluded that these policies and practices do not create risks that are reasonably likely to have a material adverse effect on Astra. The key features of the executive compensation program that support this conclusion include:
•	appropriate pay philosophy, peer group and market positioning and
•	effective balance in cash and equity mix, short- and long-term focus, corporate performance focus and discretion.
POLICY AGAINST HEDGING AND MONETIZATION TRANSACTIONS AND PLEDGING
The Board has adopted an Insider Trading Policy (the “Policy”), which applies to all of our directors, officers, and employees. The policy prohibits our directors, officers, and employees from engaging in hedging or monetization transactions, such as prepaid variable forwards, equity swaps, collars, exchange funds, short sales, and transactions in put options, call options, or other derivative securities. The Policy also prohibits directors, officers, and employees from holding Astra securities in a margin account or pledging them as collateral for a loan.
STOCK OWNERSHIP GUIDELINES
While the Company believes that equity ownership by our NEOs is important as it aligns their interests with those of our stockholders, the Company does not currently require our NEOs hold a specific number of shares of our Class A common stock. Both our Nominating and Corporate Governance Committee and our Compensation Committee will evaluate on a periodic basis whether to adopt stock ownership guidelines for its NEOs and its directors.

TAX AND ACCOUNTING CONSIDERATIONS
The Compensation Committee takes into account tax consequences to NEOs in designing the various elements of our compensation program, such as designing the terms of awards to defer immediate income recognition in accordance with Section 409A of the Code. The Compensation Committee remains informed of and takes into account the accounting implications of its compensation programs. However, the Compensation Committee approves programs based on their total alignment with our strategy and long-term goals. Similarly, the Compensation Committee is aware that, under current tax law, any compensation paid to our NEOs in excess of $1 million per year generally will not be tax deductible.

COMPENSATION TABLES
Summary Compensation Table for the Fiscal Year Ended December 31, 2021
Name and Principal Position	Year	Base Salary ($)(1)	Bonus ($)	Stock Awards ($)(2)	Option Awards ($)(2)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Non-qualified Deferred Compensation Earnings ($)	All Other Compensation ($)(3)	Total ($)
Chris Kemp Chief Executive Officer	2021	557,000	—	5,883,248	37,533,318	—	—	104	43,973,671
	2020	256,000	—	23,572,500(4)	969	—	—	—	23,829,469
Adam London Chief Technology Officer	2021	407,542(5)	—	2,941,629	9,676,164	—	—	104	13,025,439
	2020	227,000	—	7,857,500(4)	—	—	—	—	8,084,500
Kelyn Brannon Chief Financial Officer	2021	420,417(6)	300,000(7)	12,543,105	9,829,891	—	—	5,904	23,099,317
	2020	8,021	—	—	6,205,050	—	—	—	6,213,071
Martin Attiq Chief Business Officer	2021	458,334	—	2,773,676	10,364,592	—	—	1,667	13,598,269
Benjamin Lyon Chief Engineer and Executive Vice President of Engineering and Operations	2021(8)	409,259	250,000(7)	11,766,497	12,120,668	—	—	2,587	24,594,010
(1)	Reflects actual base salary earnings.
(2)
Reflects the grant date fair value determined in accordance with the Financial Accounting Standards Board Accounting Standards Codification Topic 718, Comparison. The assumptions made in these valuations are discussed in our Form 10-K in Item 15 — Consolidated Financial Statements.

(3)	Reflects Company paid life insurance premiums for all NEOs and in the case of Ms. Brannon, Mr. Attiq and Mr. Lyon, also includes amounts matched under the Company’s 401(k) plan.
(4)	Reflects grants received prior to the Merger and which were converted to shares of the Company’s Class B common stock in connection therewith.
(5)	Dr. London’s initial base salary in 2021 was $400,000. His base salary increased to $500,000 on September 1, 2021.
(6)
Ms. Brannon commenced employment with us on December 23, 2020. Ms. Brannon’s annualized base salary in 2020 was $330,000. Ms. Brannon’s initial base salary in 2021 was $400,000. Her base salary increased to $500,000 on September 1, 2021.

(7)	Amounts reflect a one-time negotiated bonus in connection with the on-boarding of Ms. Brannon and Mr. Lyon.
(8)	Mr. Lyon commenced employment with us on February 6, 2021. Mr. Lyon’s annual base salary in 2021 was initially $400,000 and then increased to $500,000 on May 1, 2021.

Grants of Plan-Based Awards for the Fiscal Year Ended December 31, 2021
			Estimated Possible Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock or Units	All Other Option Awards: Number of Securities Underlying Options	Exercise Price of Option Awards	Grant Date Fair Value of Stock and Option Awards
Name	Award Type	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)	(#)	(#)	($)	($)(1)
Chris Kemp	RSUs	9/20/2021	—	—	—	—	—	—	650,809	—	—	5,833,248
	PSOs	9/20/2021	—	—	—	—	—	—	—	6,508,088	9.04	30,301,659
	SSOs	9/20/2021	—	—	—	—	—	—	—	1,301,618	9.04	7,231,659
Adam London	RSUs	9/20/2021	—	—	—	—	—	—	325,405	—	—	2,941,629
	PSOs	9/20/2021	—	—	—	—	—	—	—	1,301,618	9.04	6,060,335
	SSOs	9/20/2021	—	—	—	—	—	—	—	650,809	9.04	3,615,830
Kelyn Brannon	RSUs	9/20/2021	—	—	—	—	—	—	1,387,527	—	—	12,543,105
	PSOs	9/20/2021	—	—	—	—	—	—	—	650,809	9.04	3,030,168
	SSOs	9/20/2021	—	—	—	—	—	—	—	1,244,345	9.04	6,799,723
Martin Attiq	RSUs	9/20/2021	—	—	—	—	—	—	306,826	—	—	2,773,676
	PSOs	9/20/2021	—	—	—	—	—	—	—	1,952,427	9.04	9,090,501
	SSOs	9/20/2021	—	—	—	—	—	—	—	229,322	9.04	1,274,090
Benjamin Lyon	RSUs	9/20/2021	—	—	—	—	—	—	1,301,618	—	—	11,766,497
	PSOs	9/20/2021	—	—	—	—	—	—	—	2,603,236	9.04	12,120,668
	SSOs	—	—	—	—	—	—	—	—	—	—	—
(1)
Reflects the grant date fair value determined in accordance with the Financial Accounting Standards Board Accounting Standards Codification Topic 718, Comparison. The assumptions made in these valuations are discussed in our Form 10-K in Item 15 — Consolidated Financial Statements.

Outstanding Equity Awards at Fiscal Year-End for the Fiscal Year Ended December 31, 2021
	Option Awards						Stock Awards
							Equity Incentive Plan Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable(1)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock that Have Not Vested (#)	Market Value of shares or Units of Stock that Have Not Vested ($)(2)	Number of Unearned Shares that Have Not Vested (#)	Market Value of Unearned Shares that Have Not Vested ($)
Chris Kemp	—	7,809,706	9.04	9/20/2031	650,809	4,510,106	—	—
	6,650	—	0.46	2/26/2030	—	—	—	—
Adam London	—	1,952,427	9.04	9/20/2031	325,405	2,255,057	—	—
Kelyn Brannon	—	1,895,154	9.04	9/20/2031	1,387,527	9,615,562	—	—
Martin Attiq	—	2,181,749	9.04	9/20/2031	306,826	2,126,304	—	—
	77,584	—	0.46	5/14/2030	—	—	—	—
	398,750	471,252	0.46	2/26/2030	—	—	—	—
Benjamin Lyon	—	2,603,236	9.04	9/20/2031	894,863	6,201,401	—	—
(1)
The number of securities underlying options are allocated among PSOs and SSOs as follows: (a) for Mr. Kemp, 6,508,088 PSOs and 1,301,618 SSOs; (b) for Dr. London, 1,301,618 PSOs and 650,809 SSOs; (3) for Ms. Brannon, 650,809 PSOs and 1,244,345 SSOs; (d) for Mr. Attiq, 1,952,427 PSOs and 700,574 SSOs; and (5) for Mr. Lyon, 2,603,236 PSOs and no SSOs.

Option Exercises and Stock Vested Table for the Fiscal Year Ended December 31, 2021
	Option Awards		Stock Awards
Name	Number of shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of shares Acquired on Vesting (#)	Value Realized on Vesting ($)
Chris Kemp	—	—	—	—
Adam London	—	—	—	—
Kelyn Brannon	997,500	7,830,000(1)	—	—
Martin Attiq	266,000	2,088,000(1)	—	—
Benjamin Lyon	—	—	406,755	4,295,333(2)
(1)
This exercise relates to stock options that the Company granted to Ms. Brannon and Mr. Attiq in December 2020, before the Company closed on the Merger. At that time, the Company was using 409A valuations to determine the exercise price of stock options. The stocks options granted to Ms. Brannon and Mr. Attiq were inadvertently issued below market value, which triggered a penalty from the Internal Revenue Code. This penalty would extend throughout the vesting period on the stock options On April 23, 2021 and prior to the Closing of the Merger, the Board for Legacy Astra approved the accelerated vesting of these options and the exercise of the options by Ms. Brannon and Mr. Attiq. Upon exercise, the shares were then sold at an agreed upon price in a secondary sale transaction to enable Ms. Brannon and Mr. Attiq to pay the tax penalty in 2021 rather than having the tax penalty increase due to the share price appreciation over the vesting period.

(2)	Reflect awards of restricted stock units that vested on November 15, 2021, at the closing per share price on that date of $10.56.
Pension Benefits for the Fiscal Year Ended December 31, 2021
None of the NEOs received qualified retirement income benefits for fiscal year 2021.
EMPLOYMENT AGREEMENTS
We entered into employment agreements with Mr. Kemp, Dr. London, Ms. Brannon and Mr. Attiq on February 1, 2022, which agreements were amended on September 1, 2021. Also on September 1, 2021, we entered into an employment agreement with Mr. Lyon. The Compensation Committee’s goal was to align the rights and benefits provided to the NEOs. Thus, the material terms of the NEOs employment agreements are identical except with those limited exceptions noted below.
Under the terms of the employment agreements (as amended on September 1, 2021, or entered on September 1, 2021, in the case of Mr. Lyon), each NEO would be paid an annual base salary of $500,000, except Mr. Kemp who would be paid an annual base salary of $600,000. This change resulted in increases to Dr. London and Ms. Brannon’s annual base salaries as of September 1, 2021. Mr. Attiq’s and Mr. Lyon’s annual base salaries remained at $500,000.

The employment agreements allow the Company to pay an annual bonus to the NEO based on targets and performance metrics set by the Board. Ms. Brannon’s employment agreement also provided for a one-time bonus in the amount of $300,000 for fiscal year 2021, which was agreed to when she joined Astra in December 2020. Mr. Lyon’s employment agreement included a one-time sign on bonus of $250,000, which was paid when he joined the Company in February 2021.
Mr. Lyon’s employment agreement set forth the amount of restricted stock units and performance-based stock options that were to be issued to him in connection with his employment. All other employment agreements were silent on eligibility to participate in the Plan, except for Mr. Attiq, whose employment agreement makes him eligible to participate in the Company’s Long-Term Incentive Plan.
Mr. Lyon’s employment agreement also gives him the right to elect the role of chief operating officer if and when the Company requires that role.
The employment agreements provide that if an NEO’s employment is terminated by the Company without “Cause” or by the NEO for “Good Reason”, other than in connection with a Change of Control, the NEO will be entitled to severance consisting of (i) twelve months’ salary continuation; (ii) the target amount of any annual bonus that would otherwise be earned in the year of termination (offset by any amounts already paid toward the annual bonus); (iii) COBRA premium subsidy payments, at the rate of the Company’s normal contribution for active employees at the executive’s coverage level, for up to twelve months following termination; and (iv) accelerated vesting of unvested equity awards. If the qualifying termination occurs within the three months prior to or twelve months following a “Change of Control,” the severance will instead consist of (i) twelve months’ salary continuation (24 months in the case of Mr. Kemp); (ii) the target amount of any annual bonus that would otherwise be earned in the year of termination (offset by any amounts already paid toward the annual bonus; (iii) COBRA premium subsidy payments, at the rate of the Company’s normal contribution for active employees at the executive’s coverage level, for up to twelve months following termination (18 months in the case of Mr. Kemp); and (iv) accelerated vesting of unvested equity awards.
In either case, the Company’s obligation to make the severance payments, and the NEOs right to retain the same, is wholly conditioned on the NEO providing a general release of claims in favor of the Company and continuing to comply with the NEO’s obligations under their respective employment agreement, including the restrictive covenants. Specifically, the employment agreements contain (i) a perpetual confidentiality covenant; (ii) an assignment of intellectual property covenant; (iii) non-competition and non-solicitation of business partners covenants during the course of employment; (iv) a non-solicitation covenant with respect to employees and other service providers during the course of employment and for twelve months thereafter; and (v) a non-disparagement obligation.
The foregoing summary of the terms and conditions of the employment agreements is not complete and is qualified in their entirety by reference to the full text of such employment agreements and related amendments on file with the SEC.
The Omnibus Incentive Plan
The Plan reserved 36,765,000 shares of Class A common stock for issuance for awards in accordance with the terms of the Plan. Pursuant to the terms of the Plan, an additional 13,148,738 shares of Class A common stock were reserved for issuance under the Plan. In addition, the number of shares of Class A common stock in the pool will automatically increase on January 1 of each year from 2023 to 2031 by the lesser of (i) 5% of the sum of number of shares of (x) Class A common stock and (y) Class B common stock outstanding as of the close of business on the immediately preceding December 31 and (ii) the number of shares of Class A common stock as determined by the Board. The purpose of the Plan is to advance the Company’s interests by providing for the grant to our employees, directors, consultants and advisors of stock and stock-based awards. The Plan authorizes the award of stock-based incentives to encourage eligible employees, officers, directors, and consultants to expend maximum effort in the creation of stockholder value. As of April 21, 2022, over thirty-nine percent (39%) of the outstanding equity incentives granted under the Plan are subject to performance-based vesting metrics. The Board or the Compensation Committee will make grants of awards under the Plan to eligible participants under and pursuant to the terms of the Plan.
The Employee Stock Purchase Plan
The Employee Stock Purchase Plan (“ESPP”) reserved 5,000,000 shares of Class A common stock for grants to participants of options to purchase shares of Class A common stock in accordance with the terms of the ESPP. In addition, the number of shares reserved for issuance automatically increases on January 1 of each year from 2022 to 2031 by the lesser of (i) 1% of the sum of number of shares of (x) Class A common stock and (y) Class B common stock outstanding as of the close of business on the immediately preceding December 31 and (ii) the number of shares of Class A common stock as determined by the Board. As of January 1, 2022, there was an additional 2,629,748 shares of Class A common stock reserved for issuance under the ESPP, and 7,629,748 shares of Class A common stock remaining to be issued. The purpose of the ESPP is to enable eligible employees to use payroll deductions to purchase shares of Class A common stock at a discount and thereby acquire an interest in the Company. The Company expects that the Board or the Compensation Committee will make grants of awards under the ESPP to eligible participants. Employees who are eligible to participate in the ESPP may elect to participate in the ESPP in accordance with, and subject to, its terms and conditions.
PAYMENTS UPON TERMINATION OR CHANGE-IN-CONTROL
As described above under “Potential Termination and Change-in-Control Benefits” “Employment Agreements,” each of our NEOs are entitled to potential termination and change-in-control benefits upon the occurrence of certain events. The following table calculates the amounts to be provided as if such events occurred on December 31, 2021.
Named Executive Officer	Involuntary Termination Not for Cause ($)(1)	Voluntary Termination for Good Reason ($)(1)	Involuntary Not for Cause or Voluntary for Good Reason following a Change-in- Control ($)(2)	Death ($)	Disability ($)
Chris Kemp	5,133,818	5,133,818	5,943,270	$0	$0
Adam London	2,785,970	2,785,970	2,785,970	$0	$0
Kelyn Brannon	10,133,935	10,133,935	10,133,935	$0	$0
Martin Attiq	5,684,218	5,684,218	5,684,218	$0	$0
Benjamin Lyon	6,732,314	6,732,314	6,732,314	$0	$0
(1)
The separation benefits consist of 12 months base salary, reimbursement for 12 months of premiums paid in connection with continuation coverage under COBRA at the NEO’s current coverage rate and accelerating all unvested SSOs and PSOs and RSUs for each NEO. In determining the value of unvested equity awards, we calculated the value of such awards as if they were exercised (in the case of SSOs and PSOs) and then sold on December 31, 2021 at the per share closing price of $6.93. The amount attributable to each NEO related to the acceleration of the vesting of equity awards is as follows:

Chris Kemp	$4,510,106
Adam London	$2,255,057
Kelyn Brannon	$9,615,562
Martin Attiq	$5,175,304
Benjamin Lyon	$6,201,401
(2)
For Mr. Kemp, separation benefits consist of 24 months base salary, reimbursement for 18 months of premiums paid in connection with continuation coverage under COBRA at the Mr. Kemp’s current coverage rate and the value of the acceleration of unvested SSOs, PSOs and RSUs For all other NEOs, the separation benefits consist of 12 months base salary, reimbursement for 12 months of premiums paid in connection with continuation coverage under COBRA at the NEO’s current coverage rate and the value of acceleration of all unvested equity awards. In each case, we calculated the value of the acceleration of unvested equity awards in the same manner described in Note 1.

The Compensation Committee intends to periodically compare the amount of compensation actually received by the NEOs to the amounts reported in its annual proxy statement and summarizing the compensation that would be owed to such individuals in the event of the termination of their employment under certain circumstances. Reviewing this information helps the Compensation Committee better understand the Company’s potential obligations to the NEOs following the termination of their employment. It also helps the Compensation Committee better assess the risk of any of the NEOs leaving the Company prematurely because the Company is not providing sufficient retention incentives.
CEO PAY RATIO
The ratio of our CEO’s annual total compensation ($43.9 million) compared to our median compensated employee ($277,011) was:	159 to 1
This ratio is a reasonable estimate calculated in a manner consistent with Item 402(u) of the SEC’s Regulation S-K.

We are providing information regarding the relationship of the annual total compensation of our median compensated employee to the annual total compensation of Chris Kemp, our CEO. While we have provided the disclosure required by SEC rules, we also believe that it is more meaningful to our stockholders to share the CEO Pay Ratio excluding the 6,508,088 PSOs, which constitute a significant part of Mr. Kemp’s compensation and are significantly at-risk because they do not vest until certain performance milestones and share price thresholds are satisfied.
We determined that, as of December 31, 2021, our employee population excluding our CEO consisted of 322 full-time employees. To identify the median employee from our employee population, we reviewed the annual total compensation of each of our employees in the same manner as calculated for the annual total compensation of our CEO. With respect to the annual total compensation of the median employee, we identified and calculated the elements of such employee’s compensation for 2021 in accordance with the requirements of Item 402(c)(2)(x) of Regulation S-K, resulting in annual total compensation of the median employee of $277,011.
As set forth in the amount reported in the “Total” column of our Summary Compensation Table for the Fiscal Year Ended December 31, 2021 included in this Proxy Statement, CEO total compensation was $43,973,671. Based on this information, for 2021, our CEO’s ratio of annual total compensation to the median of the annual total compensation of all of our employees (other than the CEO) was approximately 157 to 1. As discussed in the CD&A, 71% of Mr. Kemp’s compensation is in the form of PSOs and therefore at-risk. Excluding compensation attributable to the PSOs, CEO total compensation would be $13.7 million, for a CEO pay ratio of approximately 49 to 1.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION
The information contained in this report shall not be deemed to be “soliciting material” or “filed” or incorporated by reference in future filings with the SEC, or subject to the liabilities of Section 18 of the Exchange Act, except to the extent that the Company specifically incorporates it by reference into a document filed under the Securities Act or the Exchange Act.
The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis included in this Proxy Statement required by Item 402(b) of Regulation S-K with management and, based upon such review and discussion, the Compensation Committee has recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement.
Compensation Committee:
Scott Stanford, Chair Michael Lehman Lisa Nelson
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
No member of our Compensation Committee has served as one of our officers or employees at any time. None of our executive officers serves as a member of the compensation committee of any other company that has an executive officer serving as a member of the Board. None of our executive officers serves as a member of the board of directors of any other company that has an executive officer serving as a member of our Compensation Committee.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS
The following is a description of transactions since June 1, 2020 (inception), to which we have been a participant in which the amount involved, exceeded or will exceed $120,000, and in which any of our directors, executive officers or holders of more than 5% of our capital stock, or any members of their immediate family, had or will have a direct or indirect material interest, other than compensation arrangements which are described under “Executive Officer and Director Compensation.”
EXCHANGE WITH CO-FOUNDERS AND EXECUTIVE OFFICERS
To facilitate the delivery of Astra Class B common stock by Mr. Kemp and Dr. London, Legacy Astra entered into an exchange agreement with Mr. Kemp and Dr. London, effective as of immediately prior to the consummation of the Business Combination, pursuant to which each share of Legacy Astra Class A common stock held by Mr. Kemp and Dr. London was automatically exchanged for one share of Astra Class B common stock such that as of immediately following the completion of the Business Combination, Mr. Kemp and Dr. London collectively held approximately 75% of the voting power of the capital stock of the Company on a fully-diluted basis.
SERIES C FINANCING
On January 28, 2021, Legacy Astra entered into a Series C Preferred Stock Purchase Agreement pursuant to which Legacy Astra issued an aggregate of 42,854,347 shares of Legacy Astra Series C preferred stock. 4,531,055 shares of Legacy Astra Series C preferred stock were issued at a purchase price of $6.62097 per share for aggregate consideration of approximately $29,999,979. In addition, 38,323,292 shares of Legacy Astra Series C preferred stock were issued upon the conversion of certain of Legacy Astra’s outstanding convertible promissory notes at a purchase price of $1.32703 or $1.70618 per share, for aggregate consideration of approximately $60,989,852. The outstanding shares of Legacy Astra Series C preferred stock were exchanged for shares of our Class A common stock in connection with the Closing.
The participants in this preferred stock financing include certain holders of more than 5% of Astra’s capital stock and/or entities related to Astra’s and Holicity’s directors at the Closing. The following table sets forth the aggregate number of shares of Legacy Astra Series C preferred stock issued to these related persons in this preferred stock financing:
Name	Shares	Aggregate Purchase Price	Date of Issuance
A/NPC Holdings LLC	7,819,887	$10,377,225	January 28, 2021
Canaan X, L.P.	2,151,738	$3,078,271	January 28, 2021
ACME Capital(1)	584,964	$820,160	January 28, 2021
Pendrell Corporation(2)	1,510,352	$9,999,995	January 28, 2021
(1)	Mr. Stanford, a director of both Legacy Astra and the Company, is the co-founder of Acme, LLC and its affiliates, including Acme Capital.
(2)	Mr. McCaw, the Chairman and co-Chief Executive Officer of Pendrell Corporation, became a member of the Board upon Closing.
AGREEMENTS WITH ASTRA STOCKHOLDERS
Investors’ Rights, Voting and Right of First Refusal Agreements
In connection with Legacy Astra’s Series C preferred stock financing, Legacy Astra entered into investors’ rights, voting and right of first refusal and co-sale agreements containing registration rights, information rights, voting rights and rights of first refusal, among other things, with holders of Legacy Astra’s preferred stock and certain holders of its common stock.
Investors’ Rights Agreement
In connection with the execution of the Business Combination Agreement, Holicity, Legacy Astra, certain Holicity Stockholders and certain Legacy Astra stockholders entered into the Investors’ Rights Agreement, to be effective at the Closing. In addition, all other Legacy Astra stockholders that received capital stock of the Company in the Business Combination signed a joinder to the Investors’ Rights Agreement pursuant to a letter of transmittal.

Pursuant to the Investors’ Rights Agreement, the Company will be required to register for resale securities held by the stockholders party thereto. The Company will have no obligation to facilitate more than one demand made by the Pendrell Holicity Holdings Corporation (the “Sponsor”) or its affiliates that the Company register such stockholders’ securities. In addition, the holders have certain “piggyback” registration rights with respect to registrations initiated by the Company. The Company will bear the expenses incurred in connection with the filing of any registration statements pursuant to the Investors’ Rights Agreement. The Investors’ Rights Agreement also restricts the ability of Mr. Kemp, Dr. London and the Sponsor to transfer its shares of Class A common stock for a period of one year following the Closing, subject to certain permitted transfers, unless the closing price of the Class A common stock equals or exceeds $12.00 per share (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like) for any 20 trading days within any 30-trading day period commencing at least 150 days after the Closing. In addition, the Investors’ Rights Agreement also restricts the ability of each stockholder who is a party thereto to transfer its shares of Class A common stock for a period of six months following the Closing, subject to certain permitted transfers.
Bridge Loan with Pendrell
On May 20, 2021, Legacy Astra entered into the Bridge Loan with Pendrell Corporation as the lender, pursuant to which Pendrell agreed to make a loan to Legacy Astra in a principal amount of $25,000,000. Pendrell is the parent of Sponsor and entered into the Bridge Loan with Legacy Astra to provide it with liquidity during the period prior to the Closing. The Bridge Loan was repaid in full in connection with the Closing.
SHARES GRANTED TO MR. KEMP’S SPOUSE
The spouse of Mr. Kemp, our CEO, received a grant of 33,000 shares of RSUs on November 9, 2021, which were issued under the Plan. The RSUs were granted in connection with investor relations and marketing services provided to the Company. The RSUs vested on November 15, 2021.
COVID-19 TEST PURCHASES FROM CUE HEALTH INC.
We began purchasing COVID-19 test readers and related test cartridges from Cue Health Inc. in the late second quarter 2021, at their standard pricing. In August 2021, the Company entered into a six-month subscription arrangement with Cue Health Inc. for the purchase of COVID-19 test readers and the related test cartridges. Under Cue Health Inc.’s standard subscription arrangement, we receive a twenty percent (20%) discount on each Cue Reader and fourteen percent (14%) discount on each test cartridge. Mr. Stanford, a member of the Board and our Lead Director, serves on the board of directors of Cue Health Inc. Funds affiliated with ACME Capital collectively beneficially own 10.4% of the outstanding common stock of Cue Health Inc. Mr. Stanford was not involved in the negotiation of our arrangement with Cue Health Inc.
DIRECTOR AND OFFICER INDEMNIFICATION AND DIRECTORS’ AND OFFICERS’ LIABILITY INSURANCE
Our Charter provides that we will indemnify our directors and officers to the fullest extent permitted by the DGCL. In addition, we have entered into indemnification agreements with our directors and officers. We also maintain a general liability insurance policy, which covers certain liabilities of directors and officers of the Company arising out of claims based on acts or omissions in their capacities as directors or officers.
RELATED PERSON TRANSACTION POLICY
The Board has adopted a written related person transaction policy that sets forth the following policies and procedures for the review and approval or ratification of related person transactions. This policy covers, with certain exceptions set forth in Item 404 of Regulation S-K under the Securities Act of 1933, as amended, or the Securities Act, any transaction, arrangement or relationship, or any series of similar transactions, arrangements or relationships, in which we were or are to be a participant, where the amount involved exceeds $120,000 in any fiscal year and a related person had, has or will have a direct or indirect material interest, including without limitation, purchases of goods or services by or from the related person or entities in which the related person has a material interest, indebtedness, guarantees of indebtedness and employment by us of a related person. In reviewing and approving any such transactions, our audit committee is tasked with considering all relevant facts and circumstances, including, but not limited to, whether the transaction is on terms comparable to those that could be obtained in an arm’s length transaction and the extent of the related person’s interest in the transaction.

DELINQUENT SECTION 16(a) REPORTS
Section 16(a) of the Exchange Act requires the Company’s directors and executive officers and persons who beneficially own more than 10% of the Company’s Class A common stock to file with the SEC reports showing initial ownership of and changes in ownership of the Company’s Class A common stock and other registered equity securities. Based solely upon our review of the copies of such forms or written representations from certain reporting persons received by us with respect to fiscal year 2021, the Company believes that its directors and executive officers and persons who own more than 10% of a registered class of its equity securities have complied with all applicable Section 16(a) filing requirements for fiscal year 2021, except for the Forms 3 and 4 of Mr. Attiq filed on July 2, 2021. These forms contained inadvertent errors with respect to certain holdings of Mr. Attiq, and which were each amended to correct such errors pursuant to Forms 3/A and 4/A filed on July 16, 2021.

AUDIT COMMITTEE REPORT
The information contained in this report shall not be deemed to be “soliciting material” or “filed” or incorporated by reference in future filings with the SEC, or subject to the liabilities of Section 18 of the Exchange Act, except to the extent that the Company specifically incorporates it by reference into a document filed under the Securities Act or the Exchange Act.
We operate in accordance with a written charter adopted by the Board and reviewed annually by the Nominating and Corporate Governance Committee and us. We are responsible for overseeing the quality and integrity of Astra Space, Inc.’s accounting, auditing and financial reporting practices. In accordance with the rules of the SEC and Nasdaq, the Audit Committee is composed entirely of members who are independent, as defined by the listing standards of Nasdaq and Rule 10A-3 under the Exchange Act. Further, the Board has determined that Mr. Lehman is an audit committee financial expert as defined by the rules of the SEC.
We believe that Holicity’s audit committee fully discharged its oversight responsibilities consistent with our charter, including with respect to the audit process. Holicity’s audit committee reviewed and discussed our audited financial statements for the period from January 1, 2021 (inception) through June 30, 2021, with management and WithumSmith+Brown, PC (“Withum”), the Company’s independent registered public accounting firm for that period. Management has the responsibility for the preparation of the Company’s financial statements, and Withum has the responsibility for the audit of those statements. We understand that Holicity’s audit committee discussed with Withum the matters required to be discussed by Public Company Accounting Oversight Board, or PCAOB, Auditing Standard No. 1301 and the SEC. We understand that Holicity’s audit committee received the written disclosures and the letter from Withum pursuant to Rule 3526, Communication with Audit Committees Concerning Independence, of the PCAOB, concerning any relationships between Withum and the Company and the potential effects of any disclosed relationships on Withum’s independence, and discussed with Withum its independence. Holicity’s audit committee reviewed with Withum their audit plans, audit scope, identification of audit risks and their audit efforts, and discussed and reviewed the results of Withum’s examination of the Company’s financial statements both with and without management.
On June 30, 2021 in connection with the consummation of the Merger, the Board approved the engagement of Grant Thornton LLP (“Grant Thornton”) as the independent registered public accounting firm for the fiscal year ended December 31, 2021, subject to ratification by Astra Space, Inc.’s stockholders. The stockholders ratified this appointment on September 29, 2021 at the Company’s 2021 Annual Meeting of Stockholders. Grant Thornton served as the independent registered public accounting firm for Legacy Astra prior to the Merger for the years ended December 31, 2020 and 2019.
The Audit Committee has reviewed with Grant Thornton the consolidated balance sheets of the Company and its subsidiaries as of December 31, 2021 and 2020, the related consolidated statements of operations, temporary equity and stockholders’ equity (deficit), and cash flows for each of the three years in the period ended December 31, 2021, and the related notes (collectively referred to as the “Financial Statements”). The Audit Committee has further reviewed and discussed the Financial Statements with management. The Audit Committee has discussed with Grant Thornton the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board and the SEC. The Audit Committee has received the written disclosures and the letter from Grant Thornton, required by applicable requirements of the Public Company Accounting Oversight Board regarding Grant Thornton’s communications with the Audit Committee concerning independence, and has discussed with Grant Thornton its independence from the Company. Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the Financial Statements be included in our annual report on Form 10-K for the year ended December 31, 2021, for filing with the SEC.
On March 18, 2022, the Audit Committee dismissed Grant Thornton as the Company’s independent registered public accounting firm and approved the engagement of PwC as the Company’s independent registered public accounting firm for the Company’s fiscal year ending December 31, 2022, subject to stockholder ratification. The dismissal did not affect Grant Thornton’s engagement for the year ended December 31, 2021.
Audit Committee:
Michael Lehman, Chair
Lisa Nelson
Scott Stanford

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
AUDIT AND NON-AUDIT FEES
The following table presents fees for professional services rendered by Grant Thornton, our principal independent registered public accounting firm for the years ended December 31, 2021 and ended December 31, 2020. As discussed above, the Audit Committee appointed PwC to serve as the Company’s independent registered public accounting firm for the year ended December 31, 2022. PwC did not provide any services to Astra during the years ended December 31, 2021, and December 31, 2020.
	Year Ended December 31,
	2021	2020
Audit Fees	$1,749,222	$135,136
Audit-Related Fees	—	—
Tax Fees	—	—
All Other Fees	—	—
Total	$1,749,222	$135,136
AUDIT FEES
For 2021 audit services, Grant Thornton billed us approximately $1,749,222 for audit of the Company’s annual consolidated financial statement, and the review of the Company’s quarterly consolidated financial statements on Form 10-Q that are customary under the standards of the PCAOB (United States). For the period from June 2, 2020 (inception) through December 31, 2020, Withum billed us approximately $135,136 in audit fees, which included approximately $85,490 related to audit and review services in connection with our initial public offering and the Merger.
AUDIT-RELATED FEES
There were no audit-related fees billed to us by Grant Thornton for 2021 or Withum for 2020.
TAX FEES
There were no tax fees billed to us by Grant Thornton for 2021 or Withum for 2020.
ALL OTHER FEES
There were no other fees billed to us by Grant Thornton for 2021 and or Withum for 2020.
PRE-APPROVAL BY AUDIT COMMITTEE OF PRINCIPAL ACCOUNTANT SERVICES
The Audit Committee is responsible for appointing, setting compensation for, and overseeing the work of the independent registered public accounting firm. The Audit Committee has established a policy regarding pre-approval of all audit and permissible non-audit services provided by the independent registered public accounting firm.
Unless the Audit Committee has pre-approved audit services or a specified category of non-audit services, any engagement to provide such services must be pre-approved by the Audit Committee if it is to be provided by the independent registered public accounting firm.
The Audit Committee must also pre-approve any proposed services. Routine and recurring services provided by the Company’s independent registered public accounting firm within the specific service descriptions and budgets pre-approved by the Audit Committee may be undertaken without further authorization by the Audit Committee. The specific service descriptions and budgets pre-approved by the Audit Committee shall be initially established prior to the commencement of any service provided. The Audit Committee’s pre-approval is effective only for services to be provided in the fiscal year for which the services were pre-approved, unless the Audit Committee specifically provides for a different period. Any engagement of the independent auditors for a specific service with fees proposed to exceed $100,000 requires approval by the Audit Committee. Any later changes in terms, conditions, scope or fees shall require further Audit Committee pre-approval. Further, Audit Committee approval is required for all internal control-related services (other than those performed as part of the annual audit).

Any other engagement of the independent auditors for a specific service that does not require Audit Committee pre-approval may be pre-approved by a member or members of the Audit Committee to whom such authority is delegated by the Audit Committee. In addition, each of the Audit Committee members has the authority to pre-approve any audit services if the need for consideration of a pre-approval request arises between regularly scheduled meetings. Any services approved by a delegated member or members of the Audit Committee is communicated to the Audit Committee at its next regularly scheduled meeting.

STOCKHOLDER PROPOSALS FOR THE 2023 ANNUAL MEETING
REQUIREMENTS FOR STOCKHOLDER PROPOSALS TO BE CONSIDERED FOR INCLUSION IN OUR PROXY MATERIALS
To be considered for inclusion in next year’s proxy statement for the 2023 annual meeting of stockholders, stockholder proposals pursuant to Rule 14a-8 under the Exchange Act must be received by our Corporate Secretary, at Astra Space, Inc., 1900 Skyhawk Street, Alameda, CA 94501 no later than February 1, 2023, which is 120 days prior to June 1, 2023.
REQUIREMENTS FOR STOCKHOLDER PROPOSALS OR DIRECTOR NOMINATIONS TO BE BROUGHT BEFORE AN ANNUAL MEETING
Our Bylaws provide that, for stockholder nominations to the Board or other proposals to be considered at an annual meeting, the stockholder must have given timely notice thereof in writing to the Corporate Secretary, at Astra Space, Inc., 1900 Skyhawk Street, Alameda, CA 94501. To be timely for the 2023 annual meeting, the stockholder’s notice must be delivered to or mailed and received by us not before February 1, 2023 or after March 3, 2023, which is not more than 120 days, and not less than 90 days prior to June 1, 2023. If the 2023 annual meeting of stockholders is more than 30 days before or more than 60 days after June 1, 2023, notice by the stockholder to be timely must be delivered not earlier than the close of business 120 days before the meeting and not later than the later of (i) the close of business 90 days before the meeting or (ii) the close of business 10 days following the day on which public announcement of the date of the 2023 annual meeting is first made by the Company. Such notice must provide the information required by our amended and restated bylaws with respect to each matter the stockholder proposes to bring before the 2023 annual meeting.
To comply with the universal proxy rules (once effective), stockholders who intend to solicit proxies in support of director nominees other than nominees of the Board for the 2023 annual meeting of stockholders must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than April 2, 2022, which is 60 days prior to June 1, 2023.
REQUESTING ADDITIONAL MATERIALS
Stockholders may request additional copies of the proxy materials or Notice of Availability by contacting Broadridge Financial Solutions, Inc. by telephone at 1-800-579-1639 or by e-mail at sendmaterial@proxyvote.com.
We are mailing a full set of our printed proxy materials to stockholders on or about April 29, 2022. On this date, all stockholders of record and beneficial owners will have the ability to access all of the proxy materials on the website at https://astra.com.
HOUSEHOLDING OF PROXY MATERIALS
We have adopted a procedure approved by the SEC called “householding.” Under this procedure, multiple stockholders who share the same last name and address and do not participate in electronic delivery will receive only one copy of the proxy materials. We have undertaken householding to reduce our printing costs and postage fees. Stockholders may elect to receive individual copies of the proxy materials or Notice of Availability at the same address by contacting Broadridge Financial Solutions, Inc. by telephone at 1-866-540-7095, by mail at Broadridge Financial Solutions, Inc., Householding Department, 51 Mercedes Way, Edgewood, New York 11717, or by e-mail at sendmaterial@proxyvote.com. Stockholders who are receiving individual copies of such materials and who would like to receive single copies at a shared address may contact Broadridge Financial Solutions, Inc. with this request by using the contact information provided above.

INFORMATION ABOUT THE MEETING AND VOTING
PURPOSES OF THE ANNUAL MEETING
The purposes of the Annual Meeting are:
1.	To elect one Class II director to serve until the 2025 Annual Meeting of Stockholders.
2.	To approve an amendment to the Astra Space, Inc. Omnibus Incentive Plan to increase the number of shares of Class A common stock authorized for issuance under the Plan by 6,000,000 shares.
3.	To ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022.
4.	To approve, on a non-binding advisory basis, the compensation of our named executive officers; and
5.	To approve, on a non-binding advisory basis, the frequency of the non-binding advisory vote on executive compensation.
STOCKHOLDERS ENTITLED TO VOTE AT THE ANNUAL MEETING
The Board has established the close of business on April 21, 2022 as the “record date” for the Annual Meeting. This means that you are entitled to vote at this meeting (and any adjournments) if our records show that you owned our common stock at that time. As of this record date, (i) 208,614,084 shares of our Class A common stock were issued and outstanding, held by approximately 121 registered stockholders of record and (ii) 55,539,188 shares of our Class B common stock were issued and outstanding, held by two registered stockholders of record. Each issued and outstanding share of Class A common stock as of the record date is entitled to one vote and each issued and outstanding share of Class B common stock as of the record date is entitled to 10 votes on each matter properly to come before the Annual Meeting and can be voted only if the record owner of that share, determined as of the record date, is present by remote communication at the meeting or represented by proxy. A list of stockholders entitled to vote will be available for examination during the annual meeting at www.virtualshareholdermeeting.com/ASTR2022.
VOTING SHARES THAT YOU HOLD IN YOUR NAME
•
VOTE BY INTERNET — www.proxyvote.com. Use the Internet to transmit your voting instructions up until 11:59 p.m., Eastern Time, on May 31, 2022. Please have the Notice in hand when you access the website. Follow the steps outlined on the secured website to vote your shares.

•
VOTE BY PHONE — Use a touch tone phone by calling the toll-free number 1-800-690-6903 to transmit your voting instructions up until 11:59 p.m., Eastern Time, on May 31, 2022. Please have the Notice in hand when you access the phone number. Follow the steps outlined on the phone line to vote your shares.

•
VOTE BY MAIL — If you requested and received a proxy card by mail, mark, sign and date your proxy card and return it in the postage-paid envelope we will provide or mail it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. If you vote by mail, we must receive your proxy card no later than 6:00 p.m. Eastern Time, on May 31, 2022.

•	VOTE BY REMOTE COMMUNICATION AT THE VIRTUAL ANNUAL MEETING — See “Attending the Annual Meeting,” below.
VIRTUAL MEETING
In light of the public health concerns related to the ongoing COVID-19 pandemic and after careful consideration, the Board has determined to hold a virtual meeting in order to facilitate stockholder attendance and participation by enabling stockholders to participate from any location and at no cost.
To participate in the Annual Meeting, stockholders as of the record date, or their duly appointed proxies, will need the 16-digit control number provided on the proxy card, voting instructions form or Notice. We encourage you to access the meeting 10 minutes before the start time of 9:00 a.m., Pacific Time, on June 1, 2022. Please allow ample time for online check-in, which will begin at 8:30 a.m., Pacific Time, on June 1, 2022. If you encounter any difficulties accessing the virtual meeting during the check-in or meeting time, please call the technical support number that will be posted on the virtual stockholder meeting log in page.

We are committed to ensuring that stockholders will be afforded the same rights and opportunities to participate as they would at an in-person meeting. You will be able to attend the meeting online, vote your shares electronically and submit questions during the meeting by visiting www.virtualshareholdermeeting.com/ASTR2022. We will try to answer as many stockholder-submitted questions as time permits that comply with the meeting rules of conduct. However, we reserve the right to edit inappropriate language or to exclude questions that are not pertinent to meeting matters or that are otherwise inappropriate. If we receive substantially similar questions, we will group such questions together and provide a single response to avoid repetition.
Instructions on how to attend and participate via the Internet, including how to demonstrate proof of ownership, will be posted at www.virtualshareholdermeeting.com/ASTR2022.
ATTENDING THE ANNUAL MEETING
The Annual Meeting will be held entirely online at www.virtualshareholdermeeting.com/ASTR2022. A summary of the information you need to attend the Annual Meeting online is provided below:
•	Instructions on how to attend and participate via the Internet, including how to demonstrate proof of common stock ownership, are posted at www.virtualshareholdermeeting.com/ASTR2022.
•	Questions regarding how to attend and participate via the Internet will be answered by calling 1-800-690-6903 on the day before the annual meeting and the day of the Annual Meeting.
•	Please have your 16-digit control number to enter the Annual Meeting.
•	Stockholders may submit questions via the Internet while attending the Annual Meeting.
•	The Annual Meeting webcast will begin promptly at 9:00 a.m., Pacific Time.
•	We encourage you to access the meeting prior to the start time. Online check-in will begin at 8:30 a.m., Pacific Time, and you should allow ample time for the check-in procedures.
Webcast replay of the Annual Meeting will be available until the sooner of June 1, 2023 or the date of the next annual meeting of stockholders to be held in 2023.
ASKING QUESTIONS DURING THE ANNUAL MEETING
Only our stockholders of record as of April 21, 2022, are permitted to ask questions during the Annual Meeting.
If you wish to submit a question during the Annual Meeting, log into the virtual meeting platform at www.virtualshareholdermeeting.com/ASTR2022, type your question into the “Ask a Question” field, and click “Submit.” Questions relevant to Annual Meeting matters will be answered during the Annual Meeting, subject to time constraints. Generally, stockholder questions must be relevant to the agenda items then before the Annual Meeting. Stockholder questions or remarks must be pertinent to matters addressed at the Annual Meeting. Questions from multiple stockholders on the same topic or that are otherwise related may be grouped, summarized, and answered together.
TECHNICAL ASSISTANCE FOR THE ANNUAL MEETING
We will have technicians ready to assist you with any technical difficulties you may have accessing the virtual meeting website. If you encounter any difficulties accessing the virtual meeting website during the check-in or meeting time, please call the technical support number that will be posted on the annual meeting login page.
VOTING SHARES THAT YOU HOLD IN BROKERAGE OR SIMILAR ACCOUNTS
Many stockholders hold their shares through a broker, bank or other nominee rather than directly in their own name. If you hold your shares in one of these ways, you are considered a beneficial owner, not a record owner, and you therefore have no direct vote on any matter to come before the Annual Meeting. Your broker, bank, or nominee will send you voting instructions for you to use in directing the broker, bank or nominee in how to vote your shares. Your broker, bank, or nominee may allow you to deliver your voting instructions via the telephone or the Internet.
If you hold your shares through a broker and you do not timely provide your broker with specific instructions on how to vote your shares, your broker will not be authorized to cast a vote on your behalf on Proposals 1, 2, 4 or 5 but will be authorized to cast a vote on your behalf, in its discretion, on Proposal 3. In such cases, a “broker non-vote” may be entered with respect to your shares on Proposals 1, 2, 4 or 5 to reflect that your broker was present with respect to your shares at the meeting but was not exercising voting rights on your behalf with respect to those shares.
TREATMENT OF ABSTENTIONS AND BROKER NON-VOTES
An abstention occurs when a stockholder abstains from voting or does not vote on a proposal. As explained above, a “broker non-vote” occurs when a broker has not received voting instructions from the beneficial owner and the broker does not have discretionary authority to vote the shares because the proposal is non-routine. Abstentions and broker non-votes will be treated as follows with respect to votes on each of the proposals:
Proposal		Treatment of Abstentions	Treatment of Broker Non-Votes
1.	Election of Class II Director	Not considered votes properly cast and therefore will have no effect on this proposal.	No effect on this proposal.
2.	Plan Proposal	Counted toward the tabulation of votes on this proposal and will have the same effect as a vote AGAINST this proposal.	No effect on this proposal.
3.	PwC Ratification Proposal	Counted toward the tabulation of votes on this proposal and will have the same effect as a vote AGAINST this proposal	Not applicable since brokers have discretionary authority to vote on this proposal.
4.	Say on Pay Proposal	Counted toward the tabulation of votes on this proposal and will have the same effect as a vote AGAINST this proposal.	No effect on this proposal.
5.	Say on Frequency Proposal	Counted toward the tabulation of votes on this proposal and will have the same effect as a vote AGAINST this proposal.	No effect on this proposal.
YOUR VOTING OPTIONS ON EACH OF THE PROPOSALS
You may vote “for,” or “withhold” (meaning you choose to withhold from the proxy holder named in the proxy card your authority to vote), with respect to the election of the nominee for Class II director (Proposal 1).
You may vote “for,” “against,” or “abstain” with respect to the proposal on the Plan Proposal (Proposal 2).
You may vote “for,” “against,” or “abstain” with respect to the proposal on the PwC Ratification Proposal (Proposal 3).
You may vote “for,” “against,” or “abstain” with respect to the Say on Pay Proposal (Proposal 4).
You may vote “1 year,” “2 years,” “3 years,” or “abstain” with respect to the Say on Frequency Proposal (Proposal 5).
If any other matter is presented at the Annual Meeting, your proxy provides that your shares will be voted by the proxy holder named in the proxy card in accordance with his or her best judgment. At the time this Proxy Statement was first made available, we knew of no matters that needed to be acted on at the Annual Meeting, other than those discussed in this Proxy Statement.
THE BOARD’S VOTING RECOMMENDATIONS
The Board recommends that you vote:
•	FOR with respect to the election as director the individual named as nominee in this Proxy Statement (Proposal 1).
•	FOR the Plan Proposal (Proposal 2).
•	FOR the PwC Ratification Proposal (Proposal 3).
•	FOR the Say on Pay Proposal (Proposal 4).
•	THREE YEARS with respect to the Say on Frequency Proposal (Proposal 5).

If any other matter is properly brought before the Annual Meeting, the Company – through the individual named in the proxy and acting as the “proxy holder,” or his or her designee, and pursuant to the blanket authorization granted under the proxy – will vote your shares on that matter in accordance with the discretion and judgment of the proxy holder.
REQUIRED VOTES TO APPROVE EACH PROPOSAL
Holders of our Class A common stock are entitled to cast one vote per share on all matters to be voted on at the Annual Meeting. Holders of our Class B common stock are entitled to cast 10 votes per share on all matters to be voted on at the Annual Meeting. The holders of our Class A common stock and our Class B common stock shall vote together as a single class on all matters to be voted on at the Annual Meeting.
The election of director shall be determined by a majority of the votes cast at the Annual Meeting in respect of the shares present in person (including virtually) or represented by proxy at the meeting and entitled to vote on the election of director. If the director nominee does not receive the affirmative vote of majority of the votes case, he will not elected. Holders of our Class A common stock and Class B common stock are not entitled to cumulative voting rights under the Charter.
In addition, a majority of the votes properly cast at the meeting in respect of shares present in person (including virtually) or represented by proxy will approve: (i) the Plan Proposal; (ii) the PwC Ratification Proposal; (iii) the Say on Pay Proposal; and (iv) all other matters that arise at the Annual Meeting. Only “for” and “against” votes will affect the outcome. Please note, however, that because the vote on the PwC Ratification Proposal and the Say on Pay Proposal is advisory in nature, the results of such vote will not be binding upon the Board or its Committees.
The Say on Frequency Proposal requires a majority of the votes properly cast at the meeting in respect of shares present in person (including virtually) or represented by proxy to approve one of the frequency options (one, two, or three years). If none of the frequency options receive a majority of the votes properly cast at the meeting, the frequency option that receives the highest number of votes cast will be considered to be the frequency selected by stockholders. Although this vote is advisory and therefore not binding on the Company, the Board and the Compensation Committee value the opinions of stockholders and will consider the outcome of this advisory vote in determining when to seek the stockholders’ non-binding advisory vote on the compensation of our named executive officers at future annual meetings.
QUORUM
The presence, in person (including virtually) or by proxy, of the holders of shares of outstanding capital stock of the Company representing a majority of the voting power of all outstanding shares of capital stock of the Company entitled to vote at the Annual Meeting will constitute a quorum for the transaction of business. Abstentions, withheld votes, and broker non-votes, if any, will be included in the calculation of the number of shares considered to be present at the meeting to determine whether a quorum has been established.
VOTING ON POSSIBLE OTHER MATTERS
We are not aware that any person intends to propose that any matter, other than the five numbered proposals specifically described by this Proxy Statement, be presented for consideration or action by our stockholders at the Annual Meeting. If any such other matter should properly come before the Annual Meeting, however, favorable action on such matter would generally require the affirmative vote of a majority of the votes properly cast in respect of shares present in person (including virtually) or by proxy at the Annual Meeting, unless our Charter or Bylaws or applicable law require otherwise. If you vote by proxy, you will be granting the proxy holder authority to vote your shares on any such other matter in accordance with his or her discretion and judgment.
REVOCATION OF PROXIES OR VOTING INSTRUCTIONS
A stockholder of record who has delivered a proxy card in response to this solicitation may revoke it before it is exercised at the Annual Meeting by executing and delivering a timely and valid later-dated proxy, by a timely and valid later Internet or telephone vote, by voting by remote communication at the meeting or by giving written notice to the Corporate Secretary. Attendance at the meeting online will not have the effect of revoking a proxy unless a stockholder gives proper written notice of revocation to the Corporate Secretary before the proxy is exercised or the stockholder votes by remote communication at the meeting. Beneficial owners who have directed their broker, bank or nominee as to how to vote their shares should contact their broker, bank, or nominee for instructions as to how they may revoke or change those voting directions.

SOLICITATION OF PROXIES
The Board is making this solicitation of proxies for the Annual Meeting. We will bear all costs of this solicitation, including the cost of preparing and distributing this Proxy Statement, the Form 10-K and the enclosed form of proxy card and including the cost of hosting the virtual meeting. After the initial distribution of this Proxy Statement, proxies may be solicited by mail, telephone, or personally by directors, officers, employees, or agents of the Company. Brokerage houses and other custodians, nominees and fiduciaries will be requested to forward soliciting materials to beneficial owners of shares held by them for the accounts of beneficial owners, and we will pay their reasonable out-of-pocket expenses.
STOCKHOLDER LIST
The names of stockholders of record entitled to vote at the Annual Meeting will be available at the Annual Meeting and for 10 days prior to the Annual Meeting for any purpose germane to the Annual Meeting, between the hours of 9:00 a.m. and 5:00 p.m., Pacific Time, at our principal executive office at 1900 Skyhawk Street, Alameda, California 94501. Please contact our Corporate Secretary if you wish to review the list of stockholders at our principal executive office.
TRANSFER AGENT
Our transfer agent is Continental Stock Transfer & Trust Company. All communications concerning stockholder inquiries can be handled by contacting:
Continental Stock Transfer & Trust Company
1 State Street, 30th Floor
New York, NY 10004
Attention: Proxy Department
Telephone: (212) 509-4000
E-mail: proxy@continentalstock.com

APPENDIX A

ASTRA SPACE, INC. 2021 OMNIBUS INCENTIVE PLAN, AS AMENDED
1. DEFINED TERMS
Exhibit A, which is incorporated by reference, defines certain terms used in the Plan and includes certain operational rules related to those terms.
2. PURPOSE
The Plan has been established to advance the interests of the Company by providing for the grant to Participants of Stock and Stock-based Awards.
3. ADMINISTRATION
The Plan will be administered by the Administrator. The Administrator has discretionary authority, subject only to the express provisions of the Plan, (i) to administer and interpret the Plan and any Awards; (ii) to determine eligibility for and grant Awards; (iii) to determine the exercise price or the base value from which appreciation is measured, or the purchase price, if any, applicable to any Award; (iv) to determine, modify, accelerate or waive the terms and conditions of any Award; (v) to determine the form of settlement of Awards (whether in cash, shares of Stock, other Awards or other property); (vi) to prescribe forms, rules and procedures relating to the Plan and Awards; and (vii) otherwise to do all things necessary or desirable to carry out the purposes of the Plan or any Award. Determinations of the Administrator made with respect to the Plan or any Award are conclusive and bind all persons.
4. LIMITS ON AWARDS UNDER THE PLAN
4.1 Number of Shares. Subject to adjustment as provided in Section 8.2, the maximum number of shares of Stock that may be delivered in satisfaction of Awards under the Plan is 55,913,738 shares (the “Initial Share Pool”). The Initial Share Pool will automatically increase on January 1 of each year from 2023 to 2031 by the lesser of (i) five percent (5%) of the sum of the number of shares of (x) Stock and (y) the Company’s Class B common stock, par value $0.0001 per share, in each case, outstanding as of the close of business on the immediately preceding December 31 and (ii) the number of shares of Stock determined by the Board on or prior to such date for such year (the Initial Share Pool as it may be so increased, the “Share Pool”). Up to 55,913,738 shares of Stock from the Share Pool may be delivered in satisfaction of ISOs, but nothing in this Section 4.1 will be construed as requiring that any, or any fixed number of, ISOs is awarded under the Plan. For purposes of this Section 4.1, shares of Stock will not be treated as delivered under the Plan, and will not reduce the Share Pool, unless and until they are actually delivered to a Participant. Without limiting the generality of the foregoing, the number of shares of Stock delivered in satisfaction of Awards will be determined (i) by excluding shares of Stock withheld by the Company in payment of the exercise price or purchase price of any Award or in satisfaction of tax withholding requirements with respect to any Award; (ii) by including only the number of shares of Stock delivered in settlement of a SAR any portion of which is settled in Stock; and (iii) by excluding any shares of Stock underlying Awards settled in cash or that expire, become unexercisable, terminate or are forfeited to or repurchased by the Company without the delivery (or retention, in the case of Restricted Stock or Unrestricted Stock) of Stock. For the avoidance of doubt, the Share Pool will not be increased by any shares of Stock delivered under the Plan that are subsequently repurchased using proceeds directly attributable to Stock Option exercises. The limits set forth in this Section 4.1 will be construed to comply with Section 422.
4.2 Substitute Awards. The Administrator may grant Substitute Awards under the Plan. To the extent consistent with the requirements of Section 422 and the regulations thereunder and other applicable legal requirements (including applicable stock exchange requirements), shares of Stock delivered in respect of Substitute Awards will be in addition to and will not reduce the Share Pool. Notwithstanding the foregoing or anything in Section 4.1 to the contrary, if any Substitute Award is settled in cash or expires, becomes unexercisable, terminates or is forfeited to or repurchased by the Company without the delivery (or retention, in the case of Restricted Stock or Unrestricted Stock) of Stock, the shares of Stock previously subject to such Award will not increase the Share Pool or otherwise be available for future grant under the Plan. The Administrator will determine the extent to which the terms and conditions of the Plan apply to Substitute Awards, if at all.
4.3 Type of Shares. Stock delivered by the Company under the Plan may be authorized but unissued Stock, treasury Stock or previously issued Stock acquired by the Company. No fractional shares of Stock will be delivered under the Plan.

4.4 Director Limits. Notwithstanding anything to the contrary in the Plan or any other plan or policy of the Company, the aggregate value of all compensation granted or paid to any Director with respect to any calendar year, including Awards granted under the Plan and cash fees or other compensation paid by the Company to such Director outside of the Plan for his or her services as a Director during such calendar year, may not exceed $750,000 in the aggregate ($1,000,000 in the aggregate with respect to a Director’s first year of service on the Board), calculating the value of any Awards based on the grant date fair value in accordance with the Accounting Rules, assuming a maximum payout. For the avoidance of doubt, the limitation in this Section 4.4 will not apply to any compensation granted or paid to a Director for his or her services to the Company or a subsidiary other than as a Director.
5. ELIGIBILITY AND PARTICIPATION
The Administrator will select Participants from among Employees and Directors of, and consultants and advisors to, the Company and its subsidiaries. Eligibility for ISOs is limited to individuals described in the first sentence of this Section 5 who are employees of the Company or of a “parent corporation” or “subsidiary corporation” of the Company as those terms are defined in Section 424 of the Code. Eligibility for Stock Options, other than ISOs, and SARs is limited to individuals described in the first sentence of this Section 5 who are providing direct services on the date of grant of the Award to the Company or to a subsidiary of the Company that would be described in the first sentence of Treasury Regulation § 1.409A-1(b)(5)(iii)(E).
6. RULES APPLICABLE TO ALL AWARDS
6.1 Award Provisions. The Administrator will determine the terms and conditions of all Awards, subject to the limitations provided herein. Each Award granted under the Plan will be evidenced by an Award agreement in such form as the Administrator determines (any such agreement, an “Award Agreement”). No term of an Award will provide for automatic “reload” grants of additional Awards upon the exercise of a Stock Option or SAR. By accepting (or, under such rules as the Administrator may prescribe, being deemed to have accepted) an Award, the Participant will be deemed to have agreed to the terms and conditions of the Award and the Plan. Notwithstanding any provision of the Plan to the contrary, Substitute Awards may contain terms and conditions that are inconsistent with the terms and conditions specified herein, as determined by the Administrator.
6.2 Term of Plan. No Awards may be made after ten (10) years from the Date of Adoption, but previously granted Awards may continue beyond that date in accordance with their terms.
6.3 Transferability. Neither ISOs nor, except as the Administrator otherwise expressly provides in accordance with the third sentence of this Section 6.3, other Awards may be transferred other than by will or by the laws of descent and distribution. During a Participant’s lifetime, ISOs and, except as the Administrator otherwise expressly provides in accordance with the third sentence of this Section 6.3, SARs and NSOs may be exercised only by the Participant or the Participant’s legal representative. The Administrator may permit the gratuitous transfer (i.e., transfer not for value) of Awards other than ISOs, subject to applicable securities and other laws and such terms and conditions as the Administrator may determine.
6.4 Vesting; Exercisability. The Administrator will determine the time or times at which an Award vests or becomes exercisable and the terms and conditions on which a Stock Option or SAR remains exercisable. Without limiting the foregoing, the Administrator may at any time accelerate the vesting and/or exercisability of an Award (or any portion thereof), regardless of any adverse or potentially adverse tax or other consequences resulting from such acceleration. Unless the Administrator expressly provides otherwise, however, the following rules will apply if a Participant’s Employment ceases:
(a) Except as provided in (b) and (c) below, immediately upon the cessation of the Participant’s Employment each Stock Option and SAR (or portion thereof) that is then held by the Participant or by the Participant’s permitted transferees, if any, will cease to be exercisable and will terminate and each other Award that is then held by the Participant or by the Participant’s permitted transferees, if any, to the extent not then vested will be forfeited.
(b) Subject to (c) and (d) below, each Stock Option and SAR (or portion thereof) held by the Participant or the Participant’s permitted transferees, if any, immediately prior to the cessation of the Participant’s Employment, to the extent then vested and exercisable, will remain exercisable for the lesser of (i) a period of three (3) months following such cessation of Employment or (ii) the period ending on the latest date on which such Stock Option or SAR could have been exercised without regard to this Section 6.4, and will thereupon immediately terminate.

(c) Subject to (d) below, each Stock Option and SAR (or portion thereof) held by a Participant or the Participant’s permitted transferees, if any, immediately prior to the cessation of the Participant’s Employment due to his or her death or by the Company due to his or her Disability, to the extent then vested and exercisable, will remain exercisable for the lesser of (i) the one- (1) year period ending on the first anniversary of such cessation of Employment or (ii) the period ending on the latest date on which such Stock Option or SAR could have been exercised without regard to this Section 6.4, and will thereupon immediately terminate.
(d) All Awards (whether or not vested or exercisable) held by a Participant or the Participant’s permitted transferees, if any, immediately prior to the cessation of the Participant’s Employment will immediately terminate upon such cessation of Employment if the termination is for Cause or occurs in circumstances that in the determination of the Administrator would have constituted grounds for the Participant’s Employment to be terminated for Cause (in each case, without regard to the lapsing of any required notice or cure periods in connection therewith).
6.5 Additional Restrictions. The Administrator may cancel, rescind, withhold or otherwise limit or restrict any Award at any time if the Participant is not in compliance with all applicable provisions of the Award Agreement and the Plan, or if the Participant breaches any non-competition, non-solicitation, non-disparagement, confidentiality or other restrictive covenant by which he or she is bound.
6.6 Recovery of Compensation. The Administrator may provide in any case that any outstanding Award (whether or not vested or exercisable), the proceeds from the exercise or disposition of any Award or Stock acquired under any Award, and any other amounts received in respect of any Award or Stock acquired under any Award will be subject to forfeiture and disgorgement to the Company, with interest and other related earnings, if the Participant to whom the Award was granted (or such Participant’s permitted transferee) is not in compliance with any provision of the Plan or any applicable Award, or any non-competition, non-solicitation, no-hire, non-disparagement, confidentiality, invention assignment, or other restrictive covenant by which he or she is bound. Each Award will be subject to any policy of the Company or any of its subsidiaries that relates to trading on non-public information and permitted transactions with respect to shares of Stock, including limitations on hedging and pledging. In addition, each Award will be subject to any policy of the Company or any of its affiliates that provides for forfeiture, disgorgement, or clawback with respect to incentive compensation that includes Awards under the Plan and will be further subject to forfeiture and disgorgement to the extent required by law or applicable stock exchange listing standards, including, without limitation, Section 10D of the Exchange Act. Each Participant, by accepting or being deemed to have accepted an Award under the Plan, agrees (or will be deemed to have agreed) to the terms of this Section 6.6 and any clawback, recoupment or similar policy of the Company or any of its subsidiaries and further agrees (or will be deemed to have further agreed) to cooperate fully with the Administrator, and to cause any and all permitted transferees of the Participant to cooperate fully with the Administrator, to effectuate any forfeiture or disgorgement described in this Section 6.6. Neither the Administrator nor the Company nor any other person, other than the Participant and his or her permitted transferees, if any, will be responsible for any adverse tax or other consequences to a Participant or his or her permitted transferees, if any, that may arise in connection with this Section 6.6.
6.7 Taxes. The grant of an Award and the issuance, delivery, vesting and retention of Stock, cash or other property under an Award are conditioned upon the full satisfaction by the Participant of all tax and other withholding requirements with respect to the Award. The Administrator will prescribe such rules for the withholding of taxes and other amounts with respect to any Award as it deems necessary. Without limitation to the foregoing, the Company or any parent or subsidiary of the Company will have the authority and the right to deduct or withhold (by any means set forth herein or in an Award Agreement), or require a Participant to remit to the Company or a parent or subsidiary of the Company, an amount sufficient to satisfy all U.S. and non-U.S. federal, state and local income tax, social insurance, payroll tax, fringe benefits tax, payment on account or other tax-related items related to participation in the Plan and any Award hereunder and legally applicable to the Participant and required by law to be withheld (including, any amount deemed by the Company, in its discretion, to be an appropriate charge to the Participant even if legally applicable to the Company or any parent or subsidiary of the Company). The Administrator, in its sole discretion, may hold back shares of Stock from an Award or permit a Participant to tender previously-owned shares of Stock in satisfaction of tax or other withholding requirements (but not in excess of the maximum withholding amount consistent with the Award being subject to equity accounting treatment under the Accounting Rules). Any amounts withheld pursuant to this Section 6.7 will be treated as though such payment had been made directly to the Participant. In addition, the Company may, to the extent permitted by law, deduct any such tax and other withholding amounts from any payment of any kind otherwise due to a Participant from the Company or any parent or subsidiary of the Company.

6.8 Dividend Equivalents. The Administrator may provide for the payment of amounts (on terms and subject to such restrictions and conditions established by the Administrator) in lieu of cash dividends or other cash distributions with respect to Stock subject to an Award whether or not the holder of such Award is otherwise entitled to share in the actual dividend or distribution in respect of such Award; provided, however, that (i) dividends or dividend equivalents relating to an Award that, at the dividend payment date, remains subject to a risk of forfeiture (whether service-based or performance-based) will be subject to the same risk of forfeiture as applies to the underlying Award, together with such additional limitations or restrictions as the Administrator may impose, and (ii) no dividends or dividend equivalents will be payable with respect to Stock Options or SARs. Any entitlement to dividend equivalents or similar entitlements will be established and administered either consistent with an exemption from, or in compliance with, the applicable requirements of Section 409A.
6.9 Rights Limited. Nothing in the Plan or any Award will be construed as giving any person the right to be granted an Award or to continued employment or service with the Company or any of its subsidiaries, or any rights as a stockholder except as to shares of Stock actually delivered under the Plan. The loss of existing or potential profit in any Award will not constitute an element of damages in the event of a termination of a Participant’s Employment for any reason, even if the termination is in violation of an obligation of the Company or any of its subsidiaries to the Participant.
6.10 Coordination with Other Plans. Shares of Stock and/or Awards under the Plan may be granted in tandem with, or in satisfaction of or substitution for, other Awards under the Plan or awards made under other compensatory plans or programs of the Company or any of its subsidiaries. For example, but without limiting the generality of the foregoing, awards under other compensatory plans or programs of the Company or any of its subsidiaries may be settled in Stock (including, without limitation, Unrestricted Stock) under the Plan if the Administrator so determines, in which case the shares delivered will be treated as awarded under the Plan (and will reduce the number of shares thereafter available for delivery under the Plan in accordance with the rules set forth in Section 4).
6.11 Section 409A
(a) Without limiting the generality of Section 12.2 hereof, each Award will contain such terms as the Administrator determines and will be construed and administered such that the Award either qualifies for an exemption from the requirements of Section 409A or satisfies such requirements.
(b) Notwithstanding anything to the contrary in the Plan or any Award Agreement, the Administrator may unilaterally amend, modify or terminate the Plan or any outstanding Award, including, without limitation, changing the form of the Award, if the Administrator determines that such amendment, modification or termination is necessary or desirable to avoid the imposition of an additional tax, interest or penalty under Section 409A. If any provision of the Plan would otherwise frustrate or conflict with this intent, such provision will be interpreted and deemed amended so as to avoid such conflict. If an operational failure occurs with respect to the requirements of Section 409A, any affected Participant, by accepting an Award under the Plan, agrees to cooperate fully with the Company to correct such failure, to the extent possible, in accordance with any correction procedure established by the Internal Revenue Service. No provision of the Plan will be interpreted to transfer any liability for a failure to comply with Section 409A from a Participant or any other person or entity to the Company.
(c) If a Participant is determined on the date of the Participant’s termination of Employment to be a “specified employee” within the meaning of that term under Section 409A(a)(2)(B) of the Code, then, with regard to any payment that is considered nonqualified deferred compensation under Section 409A, to the extent applicable, payable on account of a “separation from service”, such payment will be made or provided on the date that is the earlier of (i) the first business day following the expiration of the six- (6) month period measured from the date of such “separation from service” and (ii) the date of the Participant’s death (the “Delay Period”).
Upon the expiration of the Delay Period, all payments delayed pursuant to this Section 6.11(c) (whether they would have otherwise been payable in a single lump sum or in installments in the absence of such delay) will be paid, without interest, on the first business day following the expiration of the Delay Period in a lump sum and any remaining payments due under the Award will be paid in accordance with the normal payment dates specified for them in the applicable Award Agreement.
(d) For purposes of Section 409A, each payment made under the Plan or any Award will be treated as a separate payment.

(e) With regard to any payment considered to be nonqualified deferred compensation under Section 409A, to the extent applicable, that is payable upon a change in control of the Company or other similar event, to the extent required to avoid the imposition of an additional tax, interest or penalty under Section 409A, no amount will be payable unless such change in control constitutes a “change in control event” within the meaning of Treasury Regulation § 1.409A-3(i)(5).
7. ADDITIONAL RULES APPLICABLE TO STOCK OPTIONS AND SARS
7.1 Time and Manner of Exercise. Unless the Administrator expressly provides otherwise, no Stock Option or SAR will be deemed to have been exercised until the Administrator receives a notice of exercise in a form acceptable to the Administrator that is signed by the appropriate person and accompanied by any payment required under the Award. The Administrator may limit or restrict the exercisability of any Stock Option or SAR in its discretion, including in connection with any Covered Transaction. Any attempt to exercise a Stock Option or SAR by any person other than the Participant will not be given effect unless the Administrator has received such evidence as it may require that the person exercising the Award has the right to do so.
7.2 Exercise Price. The exercise price (or the base value from which appreciation is to be measured) per share of each Award requiring exercise must be no less than one hundred percent (100%) (in the case of an ISO granted to a ten percent (10%) stockholder within the meaning of Section 422(b)(6) of the Code, one hundred ten percent (110%)) of the Fair Market Value of a share of Stock, determined as of the date of grant of the Award, or such higher amount as the Administrator may determine in connection with the grant.
7.3 Payment of Exercise Price. Where the exercise of an Award (or portion thereof) is to be accompanied by payment, payment of the exercise price must be made by cash or check acceptable to the Administrator or, if so permitted by the Administrator and if legally permissible, (i) through the delivery of previously acquired unrestricted shares of Stock, or the withholding of unrestricted shares of Stock otherwise deliverable upon exercise, in either case that have a Fair Market Value equal to the exercise price; (ii) through a broker-assisted cashless exercise program acceptable to the Administrator; (iii) by other means acceptable to the Administrator; or (iv) by any combination of the foregoing permissible forms of payment. The delivery of previously acquired shares in payment of the exercise price under clause (i) above may be accomplished either by actual delivery or by constructive delivery through attestation of ownership, subject to such rules as the Administrator may prescribe.
7.4 Maximum Term. The maximum term of Stock Options and SARs must not exceed ten (10) years from the date of grant (or five (5) years from the date of grant in the case of an ISO granted to a ten percent (10%) stockholder described in Section 7.2 above).
7.5 No Repricing. Except in connection with a corporate transaction involving the Company (which term includes, without limitation, any stock dividend, stock split, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination or exchange of shares) or as otherwise contemplated by Section 8 below, the Company may not, without obtaining stockholder approval, (i) amend the terms of outstanding Stock Options or SARs to reduce the exercise price or base value of such Stock Options or SARs; (ii) cancel outstanding Stock Options or SARs in exchange for Stock Options or SARs that have an exercise price or base value that is less than the exercise price or base value of the original Stock Options or SARs; or (iii) cancel outstanding Stock Options or SARs that have an exercise price or base value greater than the Fair Market Value of a share of Stock on the date of such cancellation in exchange for cash or other consideration.
8. EFFECT OF CERTAIN TRANSACTIONS
8.1 Mergers, etc. Except as otherwise expressly provided in an Award Agreement or other agreement or by the Administrator, the following provisions will apply in the event of a Covered Transaction:
(a) Assumption or Substitution. If the Covered Transaction is one in which there is an acquiring or surviving entity, the Administrator may provide for (i) the assumption or continuation of some or all outstanding Awards or any portion thereof; or (ii) the grant of new awards in substitution therefor by the acquiror or survivor or an affiliate of the acquiror or survivor.
(b) Cash-Out of Awards. Subject to Section 8.1(e) below, the Administrator may provide for payment (a “cash-out”), with respect to some or all Awards or any portion thereof (including only the vested portion thereof, with the unvested portion terminating as provided in Section 8.1(d) below), equal in the case of each applicable Award or portion thereof to the excess, if any, of (i) the Fair Market Value of one (1) share of Stock multiplied by the number of shares of Stock subject to the Award or such portion, minus (ii) the aggregate exercise or purchase price, if any, of such Award or such portion thereof (or, in the case of a SAR, the aggregate base value above which appreciation is measured), in each case, on such payment and other terms and subject to such conditions (which need not be the same as the terms and conditions applicable to holders of Stock generally) as the Administrator determines, including that any amounts paid in respect of such Award in connection with the Covered Transaction be placed in escrow or otherwise made subject to such restrictions as the Administrator deems appropriate. For the avoidance of doubt, if the per-share exercise or purchase price (or base value) of an Award or portion thereof is equal to or greater than the Fair Market Value of one (1) share of Stock, such Award or portion may be cancelled with no payment due hereunder or otherwise in respect thereof.
(c) Acceleration of Certain Awards. Subject to Section 8.1(e) below, the Administrator may provide that any Award requiring exercise will become exercisable, in full or in part, and/or that the delivery of any shares of Stock remaining deliverable under any outstanding Award of Stock Units (including Restricted Stock Units and Performance Awards to the extent consisting of Stock Units) will be accelerated, in full or in part, in each case, on a basis that gives the holder of the Award a reasonable opportunity, as determined by the Administrator, following the exercise of the Award or the delivery of the shares, as the case may be, to participate as a stockholder in the Covered Transaction.
(d) Termination of Awards upon Consummation of Covered Transaction. Except as the Administrator may otherwise determine, each Award will automatically terminate (and in the case of outstanding shares of Restricted Stock, will automatically be forfeited) immediately upon the consummation of the Covered Transaction, other than (i) any Award that is assumed, continued or substituted for pursuant to Section 8.1(a) above, and (ii) any Award that by its terms, or as a result of action taken by the Administrator, continues following the Covered Transaction.
(e) Additional Limitations. Any share of Stock and any cash or other property or other award delivered pursuant to Section 8.1(a), Section 8.1(b) or Section 8.1(c) above with respect to an Award may, in the discretion of the Administrator, contain such restrictions, if any, as the Administrator deems appropriate, including to reflect any performance or other vesting conditions to which the Award was subject and that did not lapse (and were not satisfied) in connection with the Covered Transaction. For purposes of the immediately preceding sentence, a cash-out under Section 8.1(b) above or an acceleration under Section 8.1(c) above will not, in and of itself, be treated as the lapsing (or satisfaction) of a performance or other vesting condition. In the case of Restricted Stock that does not vest and is not forfeited in connection with the Covered Transaction, the Administrator may require that any amounts delivered, exchanged or otherwise paid in respect of such Stock in connection with the Covered Transaction be placed in escrow or otherwise made subject to such restrictions as the Administrator deems appropriate to carry out the intent of the Plan.
(f) Uniform Treatment. For the avoidance of doubt, the Administrator need not treat Participants or Awards (or portions thereof) in a uniform manner, and may treat different Participants and/or Awards differently, in connection with a Covered Transaction.
8.2 Changes in and Distributions with Respect to Stock
(a) Basic Adjustment Provisions. In the event of a stock dividend, stock split or combination of shares (including a reverse stock split), recapitalization or other change in the Company’s capital structure that constitutes an equity restructuring within the meaning of the Accounting Rules, the Administrator will make appropriate adjustments to the maximum number of shares of Stock specified in Section 4.1 that may be delivered under the Plan, and will make appropriate adjustments to the number and kind of shares of stock or securities underlying Awards then outstanding or subsequently granted, any exercise or purchase prices (or base values) relating to Awards and any other provision of Awards affected by such change.
(b) Certain Other Adjustments. The Administrator may also make adjustments of the type described in Section 8.2(a) above to take into account distributions to stockholders other than those provided for in Sections 8.1 and 8.2(a), or any other event, if the Administrator determines that adjustments are appropriate to avoid distortion in the operation of the Plan or any Award.
(c) Continuing Application of Plan Terms. References in the Plan to shares of Stock will be construed to include any stock or securities resulting from an adjustment pursuant to this Section 8.

9. LEGAL CONDITIONS ON DELIVERY OF STOCK
The Company will not be obligated to deliver any shares of Stock pursuant to the Plan or to remove any restriction from shares of Stock previously delivered under the Plan until: (i) the Company is satisfied that all legal matters in connection with the issuance and delivery of such shares have been addressed and resolved; (ii) if the outstanding Stock is at the time of delivery listed on any stock exchange or national market system, the shares to be delivered have been listed or authorized to be listed on such exchange or system upon official notice of issuance; and (iii) all conditions of the Award have been satisfied or waived. The Company may require, as a condition to the exercise of an Award or the delivery of shares of Stock under an Award, such representations or agreements as counsel for the Company may consider appropriate to avoid violation of U.S. federal securities laws, or any applicable state or non-U.S. securities law. Any Stock delivered to Participants under the Plan will be evidenced in such manner as the Administrator determines appropriate, including book-entry registration or delivery of stock certificates. In the event that the Administrator determines that stock certificates will be issued in connection with Stock issued under the Plan, the Administrator may require that such certificates bear an appropriate legend reflecting any restriction on transfer applicable to such Stock, and the Company may hold the certificates pending the lapse of the applicable restrictions.
10. AMENDMENT AND TERMINATION
The Administrator may at any time or times amend the Plan or any outstanding Award for any purpose which may at the time be permitted by applicable law, and may at any time suspend or terminate the Plan as to any future grants of Awards; provided, however, that except as otherwise expressly provided in the Plan or the applicable Award Agreement, the Administrator may not, without the Participant’s consent, alter the terms of an Award so as to affect materially and adversely the Participant’s rights under the Award, unless the Administrator expressly reserved the right to do so in the applicable Award Agreement. Any amendments to the Plan will be conditioned upon stockholder approval only to the extent, if any, such approval is required by applicable law (including the Code), regulations or stock exchange requirements, as determined by the Administrator. For the avoidance of doubt, without limiting the Administrator’s rights hereunder, no adjustment to any Award pursuant to the terms of Section 8 or Section 13 will be treated as an amendment requiring a Participant’s consent.
11. OTHER COMPENSATION ARRANGEMENTS
The existence of the Plan or the grant of any Award will not affect the right of the Company or any of its subsidiaries to grant any person bonuses or other compensation in addition to Awards under the Plan. The Company, in establishing and maintaining the Plan as a voluntary and unilateral undertaking, expressly disavows the creation of any rights in Participants or others claiming entitlement under the Plan or any obligations on the part of the Company or any of its subsidiaries, or the Administrator, except as expressly provided herein. No Award will be deemed to be salary or compensation for the purpose of computing benefits under any employee benefit, severance, pension or retirement plan of the Company or any of its subsidiaries, unless the Administrator determines otherwise, applicable law provides otherwise or the terms of such plan expressly include such compensation.
12. MISCELLANEOUS
12.1 Waiver of Jury Trial. By accepting or being deemed to have accepted an Award under the Plan, each Participant waives (or will be deemed to have waived), to the maximum extent permitted under applicable law, any right to a trial by jury in any action, proceeding or counterclaim concerning any rights under the Plan or any Award, or under any amendment, waiver, consent, instrument, document or other agreement delivered or which in the future may be delivered in connection therewith, and agrees (or will be deemed to have agreed) that any such action, proceedings or counterclaim will be tried before a court and not before a jury. By accepting or being deemed to have accepted an Award under the Plan, each Participant certifies that no officer, representative, or attorney of the Company has represented, expressly or otherwise, that the Company would not, in the event of any action, proceeding or counterclaim, seek to enforce the foregoing waivers. Notwithstanding anything to the contrary in the Plan, nothing herein is to be construed as limiting the ability of the Company and a Participant to agree to submit any dispute arising under the terms of the Plan or any Award to binding arbitration or as limiting the ability of the Company to require any individual to agree to submit such disputes to binding arbitration as a condition of receiving an Award hereunder.
12.2 Limitation of Liability. Notwithstanding anything to the contrary in the Plan or any Award, neither the Company, nor any of its subsidiaries, nor the Administrator, nor any person acting on behalf of the Company, any of its subsidiaries, or the Administrator, will be liable to any Participant, to any permitted transferee, to the estate or beneficiary of any Participant or any permitted transferee, or to any other person by reason of any acceleration of income, any additional tax, or any penalty, interest or other liability asserted by reason of the failure of an Award to satisfy the requirements of Section 422 or Section 409A or by reason of Section 4999 of the Code, or otherwise asserted with respect to any Award.
12.3 Unfunded Plan. Neither the Plan nor any Award will create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company and a Participant or any other person or entity. The Company’s obligations under the Plan are unfunded, and no Participant will have any right to specific assets of the Company in respect of any Award. Participants will be general unsecured creditors of the Company with respect to any amounts due or payable under the Plan.
12.4 Severability. If any provision of the Plan or any Award or Award Agreement is or becomes or is deemed to be invalid, illegal or unenforceable in any jurisdiction or as to any person or Award, or would disqualify the Plan or any Award under any applicable law (as determined by the Administrator), such provision will be construed or deemed amended to conform to such applicable law or laws in the manner that most closely reflects the original intent of the Award or the Plan, or if it cannot be so construed or deemed amended without materially altering such intent (as determined by the Administrator), such provision will be construed or deemed stricken as to such jurisdiction, person or Award and the remainder of the Plan and any such Award will remain in full force and effect.
13. RULES FOR PARTICIPANTS IN CERTAIN JURISDICTIONS
The Administrator may at any time and from time to time (including before or after an Award is granted) establish, adopt or revise any rules and regulations as it may deem necessary or advisable for purposes of satisfying applicable blue sky, securities, tax or other laws of various jurisdictions, including by establishing one or more sub-plans, supplements or appendices under the Plan or any Award Agreement setting forth (i) such limitations on the Administrator’s discretion under the Plan and (ii) such additional or different terms and conditions, in each case, as the Administrator deems necessary or advisable. Any such sub-plan, supplement, appendix, rule or regulation will be deemed to be a part of the Plan but will apply only to Participants within the applicable jurisdiction (as determined by the Administrator); provided, however, that no sub-plan, supplement, appendix, rule or regulation established pursuant to this provision will increase the Share Pool.
14. GOVERNING LAW
14.1 Certain Requirements of Corporate Law. Awards and shares of Stock will be granted, issued and administered consistent with the requirements of applicable Delaware law relating to the issuance of stock and the consideration to be received therefor, and with the applicable requirements of the stock exchanges or other trading systems on which the Stock is listed or entered for trading, in each case, as determined by the Administrator.
14.2 Other Matters. Except as otherwise provided by the express terms of an Award Agreement, under a sub-plan described in Section 13 or as provided in Section 14.1 above, the laws of the State of Delaware govern the provisions of the Plan and of Awards under the Plan and all claims or disputes arising out of or based upon the Plan or any Award under the Plan or relating to the subject matter hereof or thereof without giving effect to any choice or conflict of laws provision or rule that would cause the application of the laws of any other jurisdiction.
14.3 Jurisdiction. Subject to Section 12.1 and except as may be expressly set forth in an Award Agreement, by accepting (or being deemed to have accepted) an Award, each Participant agrees or will be deemed to have agreed to (i) submit irrevocably and unconditionally to the jurisdiction of the federal and state courts located within the geographic boundaries of the United States District Court for the District of Delaware for the purpose of any suit, action or other proceeding arising out of or based upon the Plan or any Award; (ii) not commence any suit, action or other proceeding arising out of or based upon the Plan or any Award, except in the federal and state courts located within the geographic boundaries of the United States District Court for the District of Delaware; and (iii) waive, and not assert, by way of motion as a defense or otherwise, in any such suit, action or proceeding, any claim that he or she is not subject personally to the jurisdiction of the above-named courts that his or her property is exempt or immune from attachment or execution, that the suit, action or proceeding is brought in an inconvenient forum, that the venue of the suit, action or proceeding is improper or that the Plan or any Award or the subject matter thereof may not be enforced in or by such court.
* * * *

Exhibit A

DEFINED TERMS
The following terms, when used in the Plan, have the meanings and are subject to the provisions set forth below:
“Accounting Rules”: Financial Accounting Standards Board Accounting Standards Codification Topic 718, or any successor provision.
“Administrator”: The Compensation Committee, except with respect to such matters that are not delegated to the Compensation Committee by the Board (whether pursuant to committee charter or otherwise). The Compensation Committee (or the Board, with respect to such matters over which it retains authority under the Plan or otherwise) may delegate (i) to one or more of its members (or one or more other members of the Board) such of its duties, powers and responsibilities as it may determine; (ii) to one or more officers of the Company the power to grant Awards to the extent permitted by Section 152 or 157(c) of the Delaware General Corporation Law; and (iii) to such Employees or other persons as it determines such ministerial tasks as it deems appropriate. For purposes of the Plan, the term “Administrator” will include the Board, the Compensation Committee, and the person or persons delegated authority under the Plan to the extent of such delegation, as applicable.
“Award”: Any or a combination of the following:
(i) Stock Options.
(ii) SARs.
(iii) Restricted Stock.
(iv) Unrestricted Stock.
(v) Stock Units, including Restricted Stock Units.
(vi) Performance Awards.
(vii) Awards (other than Awards described in (i) through (vii) above) that are convertible into or otherwise based on Stock.
“Board”: The board of directors of the Company.
“Cause”: In the case of a Participant who is party to a currently effective employment, consulting, advisory, separation, severance or other agreement with the Company or any of its subsidiaries in which “cause” (or a similar term) is defined, “Cause” means the occurrence of any circumstance constituting “cause” (or such similar term) pursuant to the terms of such agreement. In every other case, “Cause” means the occurrence of any of the following, as determined by the Administrator in its sole discretion: (i) the Participant’s material failure to perform (other than by reason of disability), or substantial negligence or misconduct in the performance of, the Participant’s duties and responsibilities for the Company or any of its subsidiaries; (ii) the Participant’s breach of any confidentiality, invention assignment, non-competition, non-solicitation, no-hire, non-disparagement or other restrictive covenant obligation set forth in any written agreement by and between the Participant and the Company or any of its subsidiaries; (iii) the Participant’s material breach of any other provision of any written agreement by and between the Participant and the Company or any of its subsidiaries; (iv) the Participant’s material violation of any applicable policy or code of conduct of the Company or any of its subsidiaries; (v) the Participant’s indictment for or commission of, or plea of nolo contendere to, any felony or any crime involving moral turpitude; or (vi) other conduct by the Participant that is or reasonably could be expected to be harmful to the business interests or reputation of the Company or any of its subsidiaries; provided, that if the Administrator determines, following termination of the Participant’s employment or other service for any reason other than Cause, that such termination could have been for Cause, then the Participant’s employment will be deemed to have been terminated for Cause for all purposes hereunder, retroactive to the date of such Participant’s termination of employment or other service.
“Change of Control”: The occurrence of any of the following events:
(i) any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing more than fifty percent (50%) of the total voting power of the Company’s then outstanding voting securities;

(ii) the consummation by the Company of a merger or consolidation of the Company with any other corporation, other than a merger or consolidation that would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than fifty percent (50%) of the total voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation (in substantially the same proportions relative to each other as immediately prior to the transaction); or
(iii) the consummation of a sale or disposition by the Company of all or substantially all of the Company’s assets (it being understood that the sale or spinoff of one or more divisions of the Company will not necessarily constitute the sale or disposition of all or substantially all of the Company’s assets).
Further, for the avoidance of doubt, a transaction will not constitute a Change of Control if: (y) its sole purpose is to change the state of the Company’s incorporation; or (z) its sole purpose is to create a holding company that will be owned in substantially the same proportions by the persons who held the Company’s securities immediately before such transaction.
“Code”: The U.S. Internal Revenue Code of 1986, as from time to time amended and in effect, or any successor statute as from time to time in effect, including any applicable regulations and guidance thereunder.
“Company”: Astra Space, Inc.
“Compensation Committee”: The compensation committee of the Board.
“Covered Transaction”: Any of (i) a consolidation, merger or similar transaction or series of related transactions, including a sale or other disposition of stock, in which the Company is not the surviving corporation or which results in the acquisition of all or substantially all of the Company’s then outstanding common stock by a single person or entity or by a group of persons and/or entities acting in concert; (ii) a sale or transfer of all or substantially all the Company’s assets; (iii) a Change of Control; or (iv) a dissolution or liquidation of the Company. Where a Covered Transaction involves a tender offer that is reasonably expected to be followed by a merger described in clause (i) (as determined by the Administrator), the Covered Transaction will be deemed to have occurred upon consummation of the tender offer.
“Date of Adoption”: The earlier of the date the Plan was approved by the Company’s stockholders or adopted by the Board, as determined by the Compensation Committee.
“Director”: A member of the Board who is not an Employee.
“Disability”: In the case of any Participant who is party to a currently effective employment, consulting, advisory, separation, severance or other agreement with the Company or any of its subsidiaries in which “disability” (or a similar term) is defined, “Disability” means the occurrence of a “disability” (or such similar term) pursuant to the terms of such agreement. In every other case, “Disability” means, as determined by the Administrator, the Participant’s absence from work for a period in excess of ninety (90) days in any twelve- (12) month period due to a disability that would entitle the Participant to receive benefits under the Company’s long-term disability program as in effect from time to time (if the Participant were a participant in such program).
“Employee”: Any person who is employed by the Company or any of its subsidiaries.
“Employment”: A Participant’s employment or other service relationship with the Company or any of its subsidiaries. Employment will be deemed to continue, unless the Administrator otherwise determines, so long as the Participant is employed by, or otherwise is providing services in a capacity described in Section 5 to, the Company or any of its subsidiaries; provided, that Employment, with respect to a Participant who receives an Award as an Employee, refers only to such Participant’s service as an Employee, except as the Administrator otherwise determines.
If a Participant’s employment or other service relationship is with any subsidiary of the Company and that entity ceases to be a subsidiary of the Company, the Participant’s Employment will be deemed to have terminated when the entity ceases to be a subsidiary of the Company unless the Participant transfers Employment to the Company or one of its remaining subsidiaries. Notwithstanding the foregoing, in construing the provisions of any Award relating to the payment of “nonqualified deferred compensation” (subject to Section 409A) upon a termination or cessation of Employment, references to termination or cessation of employment, separation from service, retirement or similar or correlative terms will be construed to require a “separation from service” (as that term is defined in Treasury Regulation § Section 1.409A-1(h), after giving effect to the presumptions contained therein) from the Company and from all other corporations and trades or businesses, if any, that would be treated as a single “service recipient” with the Company under Treasury Regulation § 1.409A-1(h)(3). The Company may, but need not, elect in writing, subject to the applicable limitations under Section 409A, any of the special elective rules prescribed in Treasury Regulation § 1.409A-1(h) for purposes of determining whether a “separation from service” has occurred. Any such written election will be deemed a part of the Plan.
“Exchange Act”: The Securities Exchange Act of 1934, as amended.
“Fair Market Value”: As of a particular date, (i) the closing price for a share of Stock reported on the Nasdaq Stock Market (or any other national securities exchange on which the Stock is then listed) for that date or, if no closing price is reported for that date, the closing price on the immediately preceding date on which a closing price was reported; or (ii) in the event that the Stock is not traded on a national securities exchange, the fair market value of a share of Stock determined by the Administrator consistent with the rules of Section 422 and Section 409A to the extent applicable.
“ISO”: A Stock Option intended to be an “incentive stock option” within the meaning of Section 422. Each Stock Option granted pursuant to the Plan will be treated as providing by its terms that it is to be an NSO unless, as of the date of grant, it is expressly designated as an ISO in the applicable Award Agreement.
“NSO”: A Stock Option that is not intended to be an “incentive stock option” within the meaning of Section 422.
“Participant”: A person who is granted an Award under the Plan.
“Performance Award”: An Award subject to performance vesting conditions, which may include Performance Criteria.
“Performance Criteria”: Specified criteria, other than the mere continuation of Employment or the mere passage of time, the satisfaction of which is a condition for the grant, exercisability, vesting or full enjoyment of an Award. A Performance Criterion and any targets with respect thereto need not be based upon an increase, a positive or improved result or avoidance of loss and may be applied to a Participant individually, or to a business unit or division of the Company or to the Company as a whole. A Performance Criterion may also be based on individual performance and/or subjective performance criteria. The Administrator may provide that one or more of the Performance Criteria applicable to an Award will be adjusted in a manner to reflect events (for example, but without limitation, acquisitions or dispositions) occurring during the performance period that affect the applicable Performance Criterion or Criteria.
“Plan”: The Astra Space, Inc. 2021 Omnibus Incentive Plan, as from time to time amended and in effect.
“Restricted Stock”: Stock subject to restrictions requiring that it be forfeited, redelivered or offered for sale to the Company if specified performance or other vesting conditions are not satisfied.
“Restricted Stock Unit”: A Stock Unit that is, or as to which the delivery of Stock or of cash in lieu of Stock is, subject to the satisfaction of specified performance or other vesting conditions.
“SAR”: A right entitling the holder upon exercise to receive an amount (payable in cash or in shares of Stock of equivalent value) equal to the excess of the Fair Market Value of the shares of Stock subject to the right over the base value from which appreciation under the SAR is to be measured.
“Section 409A”: Section 409A of the Code and the regulations thereunder.
“Section 422”: Section 422 of the Code and the regulations thereunder.
“Stock”: Class A common stock of the Company, par value $0.0001 per share.
“Stock Option”: An option entitling the holder to acquire shares of Stock upon payment of the exercise price.
“Stock Unit”: An unfunded and unsecured promise, denominated in shares of Stock, to deliver Stock or cash measured by the value of Stock in the future.
“Substitute Awards”: Awards granted under the Plan in substitution for one or more equity awards of an acquired company that are converted, replaced or adjusted in connection with the acquisition.
“Unrestricted Stock”: Stock not subject to any restrictions under the terms of the Award.

SCAN TO
VIEW MATERIALS & VOTE

ASTRA SPACE, INC.
1900 SKYHAWK STREET
ALAMEDA, CA 94501

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com** **or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/ASTR2022**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D83611-P74838

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

ASTRA SPACE, INC.

The Board of Directors recommends you vote FOR Proposals 1, 2, 3 and 4 and 3 YEARS on Proposal 5:

1. Election of Directors

Nominee:

To be elected as a Class II director for a term expiring at the 2025 Annual Meeting of Stockholders:

	For	Withhold
01) Scott Stanford	☐	☐

	1 Year	2 Years	3 Years	Abstain
5. To approve, on a non-binding advisory basis, the frequency of future advisory votes on the compensation of our named executive officers.	☐	☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournments or postponements thereof.

NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement, Annual Report and Supplement are available at www.proxyvote.com.

D83612-P74838

PROXY

**THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
OF ASTRA SPACE, INC.**

The undersigned hereby constitutes and appoints Chris Kemp, Kelyn Brannon and Martin Attiq, and each of them, attorneys in fact and proxies with full power of substitution, to represent the undersigned and vote, as provided on the other side, all the shares of Astra Space, Inc. Common Stock which the undersigned is entitled to vote and, in their discretion, to vote upon such other business as may properly come before the Annual Meeting of Stockholders of Astra Space, Inc. to be held June 1, 2022 or any adjournments or postponements thereof, with all powers which the undersigned would possess if present at the Meeting.

THIS PROXY CARD, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED. IF NO DIRECTION IS MADE BUT THE CARD IS SIGNED, THIS PROXY CARD WILL BE VOTED FOR THE ELECTION OF THE NOMINEE UNDER PROPOSAL 1, FOR PROPOSALS 2, 3 AND 4, FOR A FREQUENCY OF THREE YEARS UNDER PROPOSAL 5, AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

(Continued and to be marked, dated and signed on the other side)